                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2017

Item 1. REPORT TO SHAREHOLDERS.

ANNUAL REPORT
December 31, 2017

VANECK VECTORS®

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2017.

VANECK VECTORS ETFs

December 31, 2017 (unaudited)

Dear Shareholder:

VanEck Vectors India Small-Cap Index ETF (NYSE Arca: SCIF) was the star performer in the suite of VanEck Vectors Country/Regional ETFs for 2017, posting a total return for the year of 66.88%.*

India is an important country for us. While it remains an important part of the world economy, the country’s economic output has historically been largely uncorrelated to global economic cycles. In addition to having a powerful, positive, long-term demographic story, we believe India also continues to offer interesting investment opportunities.

In the third quarter of 2017, following two disappointing quarters, the economy bounced back from a three year low, and five preceding quarters of slowing growth, to grow 6.3%.1

In May 2014, Prime Minister Narendra Modi swept to power promising “Achhe din aane waale hain,” the Hindi electioneering slogan of his Bharatiya Janata Party (BJP), meaning “Good days are coming soon”. The jury may still be out on some of his less orthodox approaches to reform, such as the Indian government’s demonetization on November 8, 2016 of all rupee 500 (US$7.90) and rupee 1,000 (US$16) banknotes.

However, 2017 saw reform progress on two very important fronts. On July 1, 2017, India finally instituted a new system of taxes–the Goods and Services Tax (GST). Instead of a mishmash of duties, fees, and central and state tariffs, all goods and services have now been placed (with one or two exceptions) in one of five different tax brackets, with each product now subject to a single tax rate across the country.2 Additionally, with the change in tax system, the viability of operating in the “informal” economy and, in particular, on a cash basis, has decreased commensurately. Consequently, “legitimate” smaller companies have benefitted from increased market share as competitors have just closed up shop.

At the end of October, Modi’s cabinet approved a $32.4 billion plan to recapitalize the country’s state banks over the next two years.3 If the plan succeeds, it should help the banks both to address their considerable bad debt problems and to revive the extension of new credit. Growth would, logically, follow.

We still believe SCIF provides not only exposure to India’s vibrant market for smaller, non-government owned companies, but also to an increasingly consumption-led economy. It gives investors a liquid, transparent way to gain access to some of these growing companies.

Small-Cap Index Outperformed Large-Cap India Index Growth

12/31/16 - 12/31/17

Source: MV Index Solutions. The performance data quoted represents past performance. Past performance is not a guarantee of future results.

1

VANECK VECTORS ETFs

(unaudited) (continued)

VanEck Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus. The suite of VanEck Vectors country and regional ETFs give you the flexibility to do just that, and we at VanEck also continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to these updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

On the following pages, you will find the performance record of each of the funds for the 12 month period ending December 31, 2017. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

VanEck Vectors ETF Trust

January 18, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	Returns based on Fund’s net asset value (NAV).

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MVIS® India Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-cap companies that are incorporated in India or that are incorporated outside of India but have at least 50% of their revenues/related assets in India.

MVIS® India Index is a modified market cap-weighted index tracks the performance of the largest and most liquid companies in India. Its unique pure-play approach expands local exposure to include non-local companies that generate at least 50% of their revenues in India.

[1]	Bloomberg: India’s Economy Bounces Back from Three-Year Low, https://www.bloomberg.com/news/articles/2017-11-30/india-s-quarterly-growth-bounces-back-on-manufacturing-recovery

[2]	CNN Money: India finally gets its ‘big bang’ tax reform, http://money.cnn.com/2017/06/30/news/economy/india-gst-tax-reform-rollout/index.html

[3]	Reuters: India embarks on $32.4 billion state bank recapitalisation to boost economy, https://in.reuters.com/article/india-economy-banks-copy/india-embarks-on-32-4-billion-state-bank-recapitalisation-to-boost-economy-idINKBN1CU07G
2

Management Discussion (unaudited)

All the funds in the suite of VanEck Vectors Country/Regional ETFs posted positive returns during the 12 month period ending December 31, 2017. The top three performing funds were: VanEck Vectors India Small-Cap ETF (NYSE Arca: SCIF) (66.88%), VanEck Vectors Poland ETF (NYSE Arca: PLND) (54.44%), and VanEck Vectors Brazil Small-Cap ETF (NYSE Arca: BRF) (51.71%).

The two bottom performing funds, both of which, however, recorded positive performance, were Russia-focused: VanEck Vectors Russia ETF (NYSE Arca: RSX) (4.62%) and VanEck Vectors Russia Small-Cap ETF (NYSE Arca: RSXJ) (11.01%).

Source: VanEck. Returns based on each Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees.

Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The financial sector, followed by the materials sector, were the two greatest contributors to the performance of VanEck Vectors Africa Index ETF (+26.02%) for the 12 month period. Large-cap companies contributed the most to performance. Geographically, a South African media company, a Canadian gold mining company operating in Africa, a mobile network operator in Kenya, and companies in the Egyptian and Nigerian financial sector were among the most significant contributors to positive performance. As a consequence of depressed crude oil prices in the period under review, energy companies detracted by far the most from performance.

Brazil

Despite both the economic and political challenges Brazil continues to face, for VanEck Vectors Brazil Small-Cap ETF, 2017 was an excellent year, with the Fund recording a positive total return of 51.71%. On the economic front, third quarter figures appeared to confirm that the country is coming out of the worst recession

3

VANECK VECTORS ETFs

(unaudited) (continued)

in its recent history: GDP recorded a 1.4%1 annual rise. This was the largest expansion since first quarter 2014 and followed another positive figure in the first quarter, the first such in more than three years. On the political front, although progress appears to have been made over the 12 month period, doubts still surround the prospect of success for the various reform measures, in particular those involving social security that President Temer and his administration have planned.

Perhaps continuing to anticipate a brighter future for the country, Brazilian small-cap companies performed well over the period under review. The consumer discretionary sector delivered by far the healthiest returns. It was followed by the healthcare and materials sectors. Not one sector detracted from performance, but the consumer staples sector contributed the least.

China

After the uncertainties faced by the two VanEck Vectors China-focused ETFs in 2016, 2017 reversed the double digit declines seen by both, with VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors ChinaAMC CSI 300 ETF returning 19.37% and 31.86% respectively. While China started the year at a fast pace, its annual economic growth rate eased from 6.9% in the second quarter to 6.8% in the third as a result of a cooling property sector “while a government campaign against riskier lending pushes up borrowing costs.”2 Earlier in the year the IMF had recommended that the country accelerate reforms and rein in credit.3

VanEck Vectors ChinaAMC SME-ChiNext ETF seeks to provide exposure primarily to China’s market for innovative, non-government owned companies. It is, therefore, not surprising that approximately half of the Fund’s gains during the 12 month period came from companies in the information technology sector. Companies in the consumer energy sector detracted the most from performance.

All sectors except one (telecommunication services) contributed positively to the performance of VanEck Vectors ChinaAMC CSI 300 ETF. Financial companies contributed by far the most to returns, energy companies contributed the least.

Egypt

Following a difficult year in 2016, things started to look up for Egypt in 2017. In contrast with the prior 12 months, VanEck Vectors Egypt Index ETF returned a respectable 27.39%. Having appeared to stabilize in the first quarter of the year, by the end of the year Egypt’s economy looked as if it could be back on track. November brought with it good news relating both to its current account deficit and headline inflation. While the former fell by more than 65% in the third quarter, in November the latter rose at its slowest pace in nearly a year.4 During the third quarter (the first of Egypt’s 2017/18 fiscal year), the country’s overall balance of payments also rose, from $1.9 billion to $5.1 billion.5

The top two performing sectors were consumer staples and materials. Only the energy sector detracted from performance. Small-cap companies, with the largest average weighting during the period under review, contributed the most to performance. Only large-cap companies, with the smallest average weighting over the period under review, detracted from performance.

India

2017 was an excellent year for VanEck Vectors India Small-Cap Index, posting a total return for the year of 66.88%. Following two disappointing quarters, third quarter figures brought with them good news. Bouncing back from a three-year low, and five preceding quarters of slowing growth, the economy grew 6.3%.6 On July 1, 2017, India finally instituted a new system of taxes—the Goods and Services Tax (GST). Instead of a mishmash of duties, fees, and central and state tariffs, all goods and services have now been placed (with one or two exceptions) in one of five different tax brackets, with each product now subject to a single tax rate across the country.7 With the change in tax system, the viability of operating in the “informal” economy and, in particular, on a cash basis, has decreased commensurately. Consequently, “legitimate” smaller companies have benefitted from increased market share as competitors have just closed up shop.

It is, therefore, perhaps not surprising that companies in the consumer discretionary sector, together with those in the industrial and materials sectors, were the greatest contributors to performance. While both still making positive contributions, the healthcare and energy sectors contributed the least to performance.

4

Indonesia

VanEck Vectors Indonesia Index ETF enjoyed a constructive 12 months, returning 18.35%. Having described the country’s economy as starting the year on a “strong footing,”8 the World Bank went on to describe Indonesia’s economic performance as having “strengthened modestly”9 in the third quarter. This performance was supported by “higher commodity prices, stronger global growth, rebounding international trade, and relatively accommodative monetary and financial conditions”. Investment growth was at its highest in four years.10 In addition, according to the World Bank, “[t]he current account deficit narrowed from 1.9% of GDP in the second quarter to 1.7% of GDP.”11

All sectors, except consumer discretionary, real estate, industrial, and utilities, contributed positively to performance, with financial companies contributing by far the most. While the utilities sector detracted the most from performance, it did so only minimally.

Israel

Despite a slow first half to the year, accelerating growth in the third quarter helped VanEck Vectors Israel ETF return a strong 14.96% for the 12 months period under review. According to preliminary figures published by the country’s Central Bureau of Statistics, on an annualized basis led by consumer spending, Israel’s economy grew at 4.1% in the third quarter of the year.12 Despite the hit the economy is expected to take from plant closures and planned redundancies at Teva Pharmaceutical Industries (10.7% of Fund net assets†), the country’s largest company, Israel is still on track to grow approximately 3% in 2017.13 (In early August, having reported massive losses ($6.04 billion net) for the second quarter of the year, Teva’s stock plummeted on the New York Stock Exchange and dragged down the Fund.)14

Over the period under review, the performances of all sectors, except healthcare and telecommunication services, contributed positively to performance. Healthcare companies detracted the most from performance. By far the greatest contribution came from companies in the information technology sector with the largest average weighting over the period under review. Mid-cap companies made the greatest contribution to the Fund’s performance.

Poland

VanEck Vectors Poland ETF had an excellent 12 months, returning 54.44% in 2017. Poland’s economy had a good year, as well. Even as the year drew to a close, revised figures for the third quarter recorded economic growth of 4.9% year-on-year.15 The country’s PMI (purchasing managers index—a measure of manufacturing activity) in November was the highest in eight months.16 Poland’s continuing disagreements with the EU over its government’s judiciary reforms seem to have had little effect on it economically. While twenty-eight months of deflation came to an end in 2016, there are now signs that inflation is creeping higher. At the end of November, the consumer price index cruised past the central bank’s target of 2.5% for the first time since 2012.17 Consumption continues to boom, exports are solid, and the third quarter also saw an improvement, importantly, in investment. All sectors contributed positively to performance. The financial sector was by far the greatest contributor to total returns. The consumer staples sector contributed the least.

Russia

After recording exceptional positive returns for calendar year 2016, 2017 was not only difficult for VanEck Vectors Russia Small-Cap ETF and its peer investing in larger cap Russian stocks, VanEck Vectors Russia ETF, but also for Russia as its economy returned to modest growth.18 The former fund returned a positive 11.01% for the year, while the latter returned 4.62% over the same period. The World Bank positioned the country’s growth “amidst positive global growth, a recovery in trade, rising oil prices, and growing macroeconomic stability”.19 As the business environment improved, both consumer demand and consumption itself rose.

Information technology, financial, and materials companies were by far the most significant contributors to performance in the large-cap fund. The consumer staples sector was the largest detractor from performance. For the small-cap fund, companies in the industrial sector performed particularly well. However, similarly sized companies in the telecommunications services and real estate sectors were the largest detractors from performance.

5

VANECK VECTORS ETFs

(unaudited) (continued)

Vietnam

In welcome contrast to its performance in 2016, VanEck Vectors Vietnam ETF returned a very favorable 35.76% for the 12 month period under review. Figures published at the end of June for the second quarter of the year showed that, on the back of a surge in exports, Vietnam had rejoined the group of countries with a GDP growth of 6% or more.20 Over the first nine months of 2017, with a gradual recovery of the agriculture sector, robust export-oriented manufacturing, and stronger domestic demand,21 the country’s economy grew by 6.4% compared to the same period in 2016.22 For the whole year, the World Bank expects the pace of growth in the country to increase to 6.7%.

Mid-cap companies, with the second greatest average weighting, performed far better than either large- or small-cap companies over the reporting period. The consumer staples sector was the largest positive contributor to total returns. The energy sector was the only sector to detract from performance.

*	Returns based on the fund’s net asset value (NAV).

†	All Fund assets referenced are Total Net Assets as of December 31, 2017, unless otherwise stated.

[1]	FocusEconomics: Brazil - Investment - Economic recovery takes off in Q3, https://www.focus-economics.com/country-indicator/brazil/investment (Accessed December 31, 2017)

[2]	Reuters: China’s economy seen growing 6.8 percent in 2017 and 6.4 percent in 2018: Reuters poll, https://www.reuters.com/article/us-china-economy-gdp/chinas-economy-seen-growing-6-8-percent-in-2017-and-6-4-percent-in-2018-reuters-poll-idUSKBN1CT0FO

[3]	Reuters: China’s economy holds up in May but slowing investment points to cooling, https://www.reuters.com/article/us-china-economy-idUSKBN1950J4

[4]	Bloomberg: Egypt’s Economy Rebounds as Inflation Drops, Inflows Rise, https://www.bloomberg.com/news/articles/2017-12-10/egypt-annual-inflation-rate-slows-as-currency-effects-fade

[5]	Ibid.

[6]	Bloomberg: India’s Economy Bounces Back from Three-Year Low, https://www.bloomberg.com/news/articles/2017-11-30/india-s-quarterly-growth-bounces-back-on-manufacturing-recovery

[7]	CNN Money: India finally gets its ‘big bang’ tax reform, http://money.cnn.com/2017/06/30/news/economy/india-gst-tax-reform-rollout/index.html

[8]	The World Bank: June 2017 Indonesia Economic Quarterly, http://www.worldbank.org/en/country/indonesia/publication/indonesia-economic-quarterly-june-2017

[9]	The World Bank: December 2017 Indonesia Economic Quarterly: Decentralization that Delivers, http://www.worldbank.org/en/country/indonesia/publication/indonesia-economic-quarterly-december-2017

[10]	Ibid.

[11]	Ibid.

[12]	Haaretz: After Tepid First Half, Israel’s Economic Growth Surges in Third Quarter, https://www.haaretz.com/israel-news/business/1.823339

[13]	Reuters: Teva Pharm woes seen denting Israeli exports, economic growth, https://www.reuters.com/article/us-israel-economy/teva-pharm-woes-seen-denting-israeli-exports-economic-growth-idUSKBN1EC17Z?il=0

[14]	The Wall Street Journal: Teva Pharmaceutical’s Stock Tumbles on Outlook, https://www.wsj.com/articles/generic-competition-roils-teva-1501773117

[15]	Bloomberg: Poland’s Goldilocks Economy Faces Inflation Wake-Up Call, https://www.bloomberg.com/news/articles/2017-11-29/poland-lets-currency-do-the-tightening-as-inflation-seen-faster

[16]	Ibid.

[17]	Ibid.

[18]	The World Bank: Russian Economy Returns to Modest Growth in 2017, says World Bank, http://www.worldbank.org/en/news/press-release/2017/11/29/rer-38.print

[19]	Ibid.

[20]	Bloomberg: Vietnam Rejoins Club of 6%-GDP-Growth Nations as Exports Surge, https://www.bloomberg.com/news/articles/2017-06-29/vietnam-s-economy-expands-at-faster-pace-in-second-quarter

[21]	The World Bank: Vietnam sees stronger growth momentum, http://www.worldbank.org/en/news/press-release/2017/12/11/vietnam-sees-stronger-growth-momentum

[22]	Ibid.
6

VANECK VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVAFKTR[1]	Share Price	NAV	MVAFKTR[1]
One Year	28.19%	26.02%	28.66%	28.19%	26.02%	28.66%
Five Year	(2.14)%	(1.83)%	(0.18)%	(10.24)%	(8.82)%	(0.89)%
Life*	(2.71)%	(2.74)%	(1.28)%	(22.93)%	(23.13)%	(11.51)%

*	Commencement of Fund: 7/10/08; First Day of Secondary Market Trading: 7/14/08

[1]	MVIS® GDP Africa Index (MVAFKTR). The Africa Index tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

7

VANECK VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVBRFTR[1]	Share Price	NAV	MVBRFTR[1]
One Year	54.48%	51.71%	52.88%	54.48%	51.71%	52.88%
Five Year	(7.91)%	(7.82)%	(7.16)%	(33.77)%	(33.43)%	(31.01)%
Life*	4.12%	4.06%	4.77%	41.69%	41.07%	49.52%

*	Commencement of Fund: 5/12/09; First Day of Secondary Market Trading: 5/14/09

[1]	MVIS® Brazil Small-Cap Index (MVBRFTR). The Brazil Small-Cap Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

8

VANECK VECTORS CHINAAMC CSI 300 ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	CSIR0300[1]	Share Price	NAV	CSIR0300[1]
One Year	32.16%	31.86%	32.52%	32.16%	31.86%	32.52%
Five Year	7.37%	9.50%	11.31%	42.67%	57.39%	70.90%
Life*	3.81%	3.90%	5.60%	30.99%	31.83%	48.16%

*	Commencement of Fund: 10/13/10; First Day of Secondary Market Trading: 10/14/10

[1]	CSI 300 Index (CSIR0300). The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

9

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	SZ399611[1]	Share Price	NAV	SZ399611[1]
One Year	20.20%	19.37%	20.36%	20.20%	19.37%	20.36%
Life*	10.38%	10.55%	13.40%	40.46%	41.23%	54.16%

*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14

[1]	SME-ChiNext 100 Index (SZ399611). The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

10

VANECK VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVEGPTTR[1]	Share Price	NAV	MVEGPTTR[1]
One Year	24.83%	27.39%	29.13%	24.83%	27.39%	29.13%
Five Year	(6.88)%	(6.79)%	(2.69)%	(30.00)%	(29.65)%	(12.72)%
Life*	(8.81)%	(8.76)%	(6.50)%	(51.63)%	(51.41)%	(41.08)%

*	Commencement of Fund: 2/16/10; First Day of Secondary Market Trading: 2/18/10

[1]	MVIS® Egypt Index (MVEGPTTR). The Egypt Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

11

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVSCIFTR[1]	Share Price	NAV	MVSCIFTR[1]
One Year	66.52%	66.88%	63.33%	66.52%	66.88%	63.33%
Five Year	10.12%	10.42%	10.67%	61.90%	64.14%	66.01%
Life*	(0.95)%	(0.84)%	(0.74)%	(6.78)%	(6.01)%	(5.34)%

*	Commencement of Fund: 8/24/10; First Day of Secondary Market Trading: 8/25/10

[1]	MVIS® India Small-Cap Index (MVSCIFTR). The India Small-Cap Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

12

VANECK VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVIDXTR[1]	Share Price	NAV	MVIDXTR[1]
One Year	19.21%	18.35%	18.75%	19.21%	18.35%	18.75%
Five Year	(0.67)%	(0.72)%	0.03%	(3.29)%	(3.57)%	0.13%
Life*	14.98%	14.94%	15.79%	249.33%	248.19%	272.01%

*	Commencement of Fund: 1/15/09; First Day of Secondary Market Trading: 1/20/09

[1]	MVIS® Indonesia Index (MVIDXTR). The Indonesia Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

13

VANECK VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	BLSNTR[1]	Share Price	NAV	BLSNTR[1]
One Year	15.04%	14.96%	15.27%	15.04%	14.96%	15.27%
Life*	5.87%	5.87%	6.29%	29.39%	29.38%	31.73%

*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13

[1]	BlueStar Israel Global IndexTM (BLSNTR). The Israel Index is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

14

VANECK VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVPLNDTR[1]	Share Price	NAV	MVPLNDTR[1]
One Year	55.04%	54.44%	53.54%	55.04%	54.44%	53.54%
Five Year	0.98%	1.22%	1.28%	5.00%	6.23%	6.59%
Life*	0.51%	0.53%	0.73%	4.18%	4.39%	6.06%

*	Commencement of Fund: 11/24/09; First Day of Secondary Market Trading: 11/25/09

[1]	MVIS® Poland Index (MVPLNDTR). The Poland Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

15

VANECK VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXTR[1]	Share Price	NAV	MVRSXTR[1]
One Year	4.30%	4.62%	5.37%	4.30%	4.62%	5.37%
Five Year	(3.52)%	(3.47)%	(2.87)%	(16.42)%	(16.18)%	(13.57)%
Ten Year	(6.12)%	(6.41)%	(6.60)%	(46.79)%	(48.45)%	(49.46)%

[1]	MVIS® Russia Index (MVRSXTR). The Russia Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

16

VANECK VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVRSXJTR[1]	Share Price	NAV	MVRSXJTR[1]
One Year	11.66%	11.01%	11.88%	11.66%	11.01%	11.88%
Five Year	0.33%	0.43%	1.03%	1.68%	2.16%	5.28%
Life*	(6.51)%	(6.62)%	(6.34)%	(36.39)%	(36.86)%	(35.59)%

*	Commencement of Fund: 4/13/11; First Day of Secondary Market Trading: 4/14/11

[1]	MVIS® Russia Small-Cap Index (MVRSXJTR). The Russia Small-Cap Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

17

VANECK VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVVNMTR[1]	Share Price	NAV	MVVNMTR[1]
One Year	38.34%	35.76%	36.82%	38.34%	35.76%	36.82%
Five Year	2.48%	3.09%	4.38%	13.03%	16.46%	23.90%
Life*	(1.91)%	(2.17)%	(1.34)%	(14.94)%	(16.82)%	(10.70)%

*	Commencement of Fund: 8/11/09; First Day of Secondary Market Trading: 8/14/09

[1]	MVIS® Vietnam Index (MVVNMTR). The Vietnam Index is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

18

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The CSI 300 Index is published by China Securities Index Co., Ltd. (China Securities) and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, China Securities, MVIS, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

19

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2017 — December 31, 2017
Africa Index ETF
Actual	$1,000.00	$1,162.40	0.80%	$4.36
Hypothetical**	$1,000.00	$1,021.17	0.80%	$4.08
Brazil Small-Cap ETF
Actual	$1,000.00	$1,251.30	0.60%	$3.40
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC CSI 300 ETF
Actual	$1,000.00	$1,148.60	0.81%	$4.39
Hypothetical**	$1,000.00	$1,021.12	0.81%	$4.13
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$1,111.80	0.85%	$4.52
Hypothetical**	$1,000.00	$1,020.92	0.85%	$4.33
Egypt Index ETF
Actual	$1,000.00	$1,191.10	0.94%	$5.19
Hypothetical**	$1,000.00	$1,020.47	0.94%	$4.79
India Small-Cap Index ETF
Actual	$1,000.00	$1,219.70	0.73%	$4.08
Hypothetical**	$1,000.00	$1,021.53	0.73%	$3.72
Indonesia Index ETF
Actual	$1,000.00	$1,052.10	0.57%	$2.95
Hypothetical**	$1,000.00	$1,022.33	0.57%	$2.91
Israel ETF
Actual	$1,000.00	$1,002.70	0.59%	$2.98
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Poland ETF
Actual	$1,000.00	$1,128.90	0.67%	$3.60
Hypothetical**	$1,000.00	$1,021.83	0.67%	$3.41
Russia ETF
Actual	$1,000.00	$1,157.30	0.67%	$3.64
Hypothetical**	$1,000.00	$1,021.83	0.67%	$3.41
Russia Small-Cap ETF
Actual	$1,000.00	$1,076.00	0.75%	$3.92
Hypothetical**	$1,000.00	$1,021.42	0.75%	$3.82
Vietnam ETF
Actual	$1,000.00	$1,185.70	0.65%	$3.58
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

See Notes to Financial Statements

21

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 98.2%
Canada: 7.8%
120,739	B2Gold Corp. (USD) *	$374,291
155,232	First Quantum Minerals Ltd.	2,181,759
259,031	IAMGOLD Corp. (USD) *	1,510,151
550,927	Ivanhoe Mines Ltd. *	1,864,344
		5,930,545
Egypt: 7.4%
1,084,272	Commercial International Bank Egypt SAE (GDR) # Reg S	4,690,640
2,202,078	Global Telecom Holding SAE * #	918,304
		5,608,944
India: 0.8%
20,841	Makemytrip Ltd. (USD) * †	622,104
Kenya: 9.0%
651,500	East African Breweries Ltd.	1,501,763
4,145,200	Equity Bank Ltd.	1,595,852
14,477,500	Safaricom Ltd.	3,750,829
		6,848,444
Monaco: 2.7%
98,979	Endeavour Mining Corp. (CAD) *	2,024,687
Morocco: 15.3%
75,259	Attijariwafa Bank	3,897,177
67,392	Banque Centrale Populaire #	2,124,756
68,819	Banque Marocaine du Commerce Exterieur	1,575,682
32,781	Cosumar	1,034,643
204,668	Maroc Telecom	2,934,277
		11,566,535
Nigeria: 9.2%
25,436,872	Guaranty Trust Bank Plc	2,879,313
253,481	Nestle Nigeria Plc	1,095,594
3,220,904	Nigerian Breweries Plc	1,206,944
24,693,271	Zenith Bank Ltd.	1,758,710
		6,940,561
Singapore: 0.9%
2,618,300	Golden Agri-Resources Ltd. #	723,406
South Africa: 32.3%
23,313	Al Noor Hospitals Group Plc (GBP) #	204,420
4,904	Anglo American Platinum Ltd. * #	140,176
27,230	AngloGold Ashanti Ltd. (ADR)	277,474
29,590	Aspen Pharmacare Holdings Ltd. #	662,862
24,189	AVI Ltd.	216,021
47,585	Barclays Africa Group Ltd. #	696,671
9,920	Barloworld Ltd.	127,854
18,560	Bid Corp Ltd. #	450,827
22,871	Bidvest Group Ltd. #	401,135
4,205	Capitec Bank Holdings Ltd.	372,934
15,752	Clicks Group Ltd.	230,465
19,082	Coronation Fund Managers Ltd. † #	113,537
37,330	Discovery Ltd. #	560,968
9,133	EOH Holdings Ltd. #	49,921
14,408	Exxaro Resources Ltd. #	188,804
257,219	FirstRand Ltd. #	1,391,637
13,664	Foschini Group Ltd. #	217,127
46,765	Gold Fields Ltd. (ADR)	201,089
52,861	Impala Platinum Holdings Ltd. * † #	138,548
11,767	Imperial Holdings Ltd. #	248,503
Number of Shares		Value

South Africa: (continued)
21,617	Investec Ltd.	$156,662
40,777	Investec Plc (GBP) #	294,170
10,408	Liberty Holdings Ltd.	104,610
65,314	Life Healthcare Group Holdings Ltd.	146,402
78,503	MMI Holdings Ltd. #	132,771
8,231	Mondi Ltd.	212,271
17,830	Mr Price Group Ltd. #	351,423
123,644	MTN Group Ltd. #	1,364,249
22,126	Naspers Ltd. #	6,126,368
16,146	Nedbank Group Ltd. † #	332,850
94,842	Netcare Ltd.	192,672
25,872	Pick n Pay Stores Ltd.	145,368
10,885	Pioneer Foods Ltd. #	119,763
8,600	PSG Group Ltd.	187,561
47,999	Rand Merchant Investment Holdings Ltd. #	177,601
36,401	Remgro Ltd. #	693,187
49,107	RMB Holdings Ltd. #	313,245
121,607	Sanlam Ltd. #	851,763
31,716	Sappi Ltd.	229,288
42,333	Sasol Ltd. (ADR) †	1,448,212
32,259	Shoprite Holdings Ltd. #	576,291
31,289	Sibanye Gold Ltd. (ADR)	158,009
11,422	Spar Group Ltd.	187,596
88,282	Standard Bank Group Ltd. #	1,389,195
217,442	Steinhoff International Holdings NV † #	81,574
20,414	Telkom SA SOC Ltd.	79,347
12,756	Tiger Brands Ltd.	473,971
27,610	Truworths International Ltd. †	210,688
34,024	Vodacom Group Ltd. #	398,768
73,740	Woolworths Holdings Ltd. #	388,348
		24,415,196
United Kingdom: 11.5%
67,430	Anglo American Plc † #	1,405,176
904,165	Cenatamin Plc #	1,929,528
292,468	Old Mutual Plc	916,689
13,560	Randgold Resources Ltd. (ADR)	1,340,948
1,103,656	Tullow Oil Plc * #	3,078,816
		8,671,157
United States: 1.3%
112,054	Kosmos Energy Ltd. * †	767,570
1,895	Royal Caribbean Cruises Ltd.	226,036
		993,606
Total Common Stocks (Cost: $57,212,412)		74,345,185
REAL ESTATE INVESTMENT TRUSTS: 1.6%
South Africa: 1.6%
55,813	Fortress REIT Ltd.	190,251
162,382	Growthpoint Properties Ltd.	362,802
16,892	Hyprop Investments Ltd.	160,051
283,059	Redefine Properties Ltd.	244,647
21,501	Resilient REIT Ltd.	262,528
Total Real Estate Investment Trusts (Cost: $994,227)		1,220,279
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $58,206,639)		75,565,464

See Notes to Financial Statements

22

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 3.1%
Repurchase Agreements: 3.1%
$1,000,000	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $1,000,157; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $1,000,159; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
Principal Amount		Value

Repurchase Agreements: (continued)
$314,024	Repurchase agreement dated 12/29/17 with Mizuho Securities USA, Inc., 1.38%, due 1/2/18, proceeds $314,072; (collateralized by various U.S. government and agency obligations, 0.00% to 2.13%, due 7/19/18 to 9/30/24, valued at $320,305 including accrued interest)	$314,024
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,314,024)		2,314,024
Total Investments: 102.9% (Cost: $60,520,663)		77,879,488
Liabilities in excess of other assets: (2.9)%		(2,201,610)
NET ASSETS: 100.0%		$75,677,878

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,210,599.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,927,328 which represents 44.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	11.2%	$8,472,171
Consumer Staples	10.5	7,962,652
Energy	5.4	4,035,190
Financials	36.0	27,208,181
Health Care	1.6	1,206,356
Industrials	0.7	528,989
Information Technology	0.1	49,921
Materials	20.4	15,435,951
Real Estate	1.6	1,220,279
Telecommunication Services	12.5	9,445,774
	100.0%	$75,565,464

See Notes to Financial Statements

23

VANECK VECTORS AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$5,930,545	$—	$—	$5,930,545
Egypt	—	5,608,944	—	5,608,944
India	622,104	—	—	622,104
Kenya	6,848,444	—	—	6,848,444
Monaco	2,024,687	—	—	2,024,687
Morocco	9,441,779	2,124,756	—	11,566,535
Nigeria	6,940,561	—	—	6,940,561
Singapore	—	723,406	—	723,406
South Africa	5,358,494	19,056,702	—	24,415,196
United Kingdom	2,257,637	6,413,520	—	8,671,157
United States	993,606	—	—	993,606
Real Estate Investment Trusts*	1,220,279	—	—	1,220,279
Repurchase Agreements	—	2,314,024	—	2,314,024
Total	$41,638,136	$36,241,352	$—	$77,879,488

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $2,190,403 and transfers from Level 2 to Level 1 were $12,506,950. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
South Africa
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3*	0
Balance as of December 31, 2017	$—

*	Transfer of security out of Level 3 was due to a corporate action event that resulted in resumed trading.

See Notes to Financial Statements

24

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number
of Shares		Value

COMMON STOCKS: 84.9%
Automobiles & Components: 1.5%
123,200	Mahle-Metal Leve SA Industria e Comercio	$886,553
133,850	Tupy SA	736,415
		1,622,968
Capital Goods: 2.1%
323,175	Iochpe Maxion SA	2,240,820
Commercial & Professional Services: 1.3%
35,493	Atento SA (USD)	360,254
182,490	Valid Solucoes SA	1,019,977
		1,380,231
Consumer Durables & Apparel: 12.0%
114,950	Arezzo Industria e Comercio SA	1,895,561
601,450	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,397,024
288,100	Even Construtora e Incorporadora SA *	498,536
269,344	EZ Tec Empreendimentos e Participacoes SA	1,757,950
298,500	Grendene SA	2,560,165
867,400	MRV Engenharia e Participacoes SA	3,932,862
		13,042,098
Consumer Services: 8.1%
416,500	CVC Brasil Operadora e Agencia de Viagens SA #	6,089,732
116,650	GAEC Educacao SA	995,205
182,225	Ser Educacional SA Reg S 144A	1,719,467
		8,804,404
Energy: 5.7%
382,693	Cosan Ltd. (USD) †	3,712,122
63,200	Modec, Inc. #	1,628,590
255,300	QGEP Participacoes SA	827,372
		6,168,084
Food, Beverage & Tobacco: 4.8%
244,857	Adecoagro SA (USD) *	2,531,821
457,550	Marfrig Alimentos SA *	1,009,697
257,600	Minerva SA	827,060
107,700	SLC Agricola SA	865,925
		5,234,503
Health Care Equipment & Services: 6.0%
178,000	Alliar Medicos A Frente SA *	794,188
155,150	Instituto Hermes Pardini SA	1,562,211
850,450	Odontoprev SA	4,079,063
		6,435,462
Insurance: 0.8%
250,850	Wiz Solucoes e Corretagem de Seguros SA	886,305
Materials: 3.6%
996,625	Duratex SA	2,764,146
73,700	Magnesita Refratarios SA	1,119,797
		3,883,943
Media: 3.4%
162,500	Smiles Fidelidade SA	3,718,233
Number
of Shares		Value

Real Estate: 5.0%
266,123	Aliansce Shopping Centers SA *	$1,447,306
312,750	BR Properties SA	999,412
248,850	Iguatemi Empresa de Shopping Centers SA	2,955,052
		5,401,770
Retailing: 7.0%
377,498	B2W Cia Global Do Varejo *	2,332,974
274,600	Cia Hering SA	2,120,904
427,450	Via Varejo SA	3,153,267
		7,607,145
Software & Services: 7.8%
377,600	Linx SA	2,438,332
1,366,465	Sonda SA	2,717,831
365,850	Totvs SA	3,296,632
		8,452,795
Telecommunication Services: 0.8%
812,750	Oi SA *	889,416
Transportation: 4.3%
643,940	EcoRodovias Infraestrutura e Logistica SA	2,387,767
163,164	Gol Linhas Aereas Inteligentes SA (ADR) *	1,429,317
136,100	Julio Simoes Logistica SA *	338,496
156,509	Prumo Logistica SA *	539,296
		4,694,876
Utilities: 10.7%
655,050	AES Tiete Energia SA	2,517,828
703,637	Alupar Investimento SA	3,913,690
198,796	Cia de Saneamento de Minas Gerais SA	2,600,391
267,950	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,320,727
248,150	Light SA *	1,248,568
		11,601,204
Total Common Stocks (Cost: $65,540,057)		92,064,257
PREFERRED STOCKS: 13.3%
Banks: 1.0%
202,633	Banco ABC Brasil SA, 6.29%	1,049,481
Capital Goods: 2.7%
1,457,300	Marcopolo SA, 0.46%	1,752,925
535,850	Randon Implementos e Participacoes SA, 0.61%	1,158,254
		2,911,179
Consumer Durables & Apparel: 1.9%
388,255	Alpargatas SA, 1.95%	2,042,462
Materials: 2.4%
1,502,950	Metalurgica Gerdau SA, 0.35%	2,623,400
Utilities: 5.3%
50,442	Cia de Gas de Sao Paulo, 17.63%	912,399
849,300	Cia de Saneamento do Parana, 5.49%	2,995,632
479,450	Cia Energetica de Sao Paulo, 3.66%	1,907,914
		5,815,945
Total Preferred Stocks (Cost: $9,711,790)		14,442,467

See Notes to Financial Statements

25

VANECK VECTORS BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 1.6% (Cost: $1,708,400)
Real Estate: 1.6%
52,930	FII BTG Pactual Corporate Office Fund	$1,691,411
WARRANTS: 0.0% (Cost: $0)
Capital Goods: 0.0%
7,727	Iochpe Maxion SA Warrants (BRL 12.70, expiring 06/03/19) *	24,203
MONEY MARKET FUND: 0.1% (Cost: $105,544)
105,544	Dreyfus Government Cash Management Fund — Institutional Shares	105,544
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $77,065,791)		108,327,882
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.0% (Cost: $3,634)
Repurchase Agreement: 0.0%
$3,634	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $3,635; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $3,707 including accrued interest)	$3,634
Total Investments: 99.9% (Cost: $77,069,425)		108,331,516
Other assets less liabilities: 0.1%		152,730
NET ASSETS: 100.0%		$108,484,246

Definitions:
ADR	American Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,541.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,718,322 which represents 7.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,719,467, or 1.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	34.0%	$36,837,310
Consumer Staples	4.8	5,234,503
Energy	5.7	6,168,084
Financials	3.4	3,627,197
Health Care	5.9	6,435,462
Industrials	10.4	11,251,309
Information Technology	7.8	8,452,795
Materials	6.0	6,507,343
Real Estate	5.0	5,401,770
Telecommunication Services	0.8	889,416
Utilities	16.1	17,417,149
Money Market Fund	0.1	105,544
	100.0%	$108,327,882

See Notes to Financial Statements

26

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$1,622,968	$—	$—	$1,622,968
Capital Goods	2,240,820	—	—	2,240,820
Commercial & Professional Services	1,380,231	—	—	1,380,231
Consumer Durables & Apparel	13,042,098	—	—	13,042,098
Consumer Services	2,714,672	6,089,732	—	8,804,404
Energy	4,539,494	1,628,590	—	6,168,084
Food, Beverage & Tobacco	5,234,503	—	—	5,234,503
Health Care Equipment & Services	6,435,462	—	—	6,435,462
Insurance	886,305	—	—	886,305
Materials	3,883,943	—	—	3,883,943
Media	3,718,233	—	—	3,718,233
Real Estate	5,401,770	—	—	5,401,770
Retailing	7,607,145	—	—	7,607,145
Software & Services	8,452,795	—	—	8,452,795
Telecommunication Services	889,416	—	—	889,416
Transportation	4,694,876	—	—	4,694,876
Utilities	11,601,204	—	—	11,601,204
Preferred Stock*	14,442,467	—	—	14,442,467
Real Estate Investment Trust*	1,691,411	—	—	1,691,411
Warrants*	24,203	—	—	24,203
Money Market Fund	105,544	—	—	105,544
Repurchase Agreement	—	3,634	—	3,634
Total	$100,609,560	$7,721,956	$—	$108,331,516

*	See Schedule of Investments for industry breakouts.

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $1,499,882. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

27

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number
of Shares		Value

COMMON STOCKS: 100.7%
Automobiles & Components: 3.1%
47,281	Byd Co. Ltd. #	$471,672
45,209	China Shipbuilding Industry Group Power Co. Ltd.	172,240
101,785	Chongqing Changan Automobile Co. Ltd.	196,941
73,200	Fuyao Glass Industry Group Co. Ltd. #	325,545
62,974	Great Wall Motor Co. Ltd.	111,113
82,273	Huayu Automotive Systems Co. Ltd.	375,102
182,863	SAIC Motor Corp. Ltd. #	899,628
25,000	Shandong Linglong Tyre Co. Ltd.	67,030
12,500	Triangle Tyre Co. Ltd.	39,120
71,792	Wanxiang Qianchao Co. Ltd. #	111,775
16,800	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd.	52,990
16,100	Zhejiang Century Huatong Group Co. Ltd.	84,010
		2,907,166
Banks: 16.8%
1,994,300	Agricultural Bank of China Ltd. #	1,171,973
761,615	Bank of Beijing Co. Ltd. #	835,846
1,099,600	Bank of China Ltd. #	670,090
1,433,416	Bank of Communications Co. Ltd. #	1,366,043
71,900	Bank of Guiyang Co. Ltd.	147,509
21,100	Bank of Hangzhou Co. Ltd.	37,359
361,400	Bank of Jiangsu Co. Ltd.	407,904
265,471	Bank of Nanjing Co. Ltd.	315,530
132,235	Bank of Ningbo Co. Ltd. #	361,556
44,790	Bank of Shanghai Co. Ltd. #	97,467
159,800	China CITIC Bank Corp. Ltd. #	152,069
350,400	China Construction Bank Corp. #	413,255
830,753	China Everbright Bank Co. Ltd.	516,665
538,060	China Merchants Bank Co. Ltd. #	2,395,267
1,233,355	China Minsheng Banking Corp. Ltd. #	1,588,763
334,456	Huaxia Bank Co. Ltd. #	462,178
1,125,204	Industrial & Commercial Bank of China Ltd.	1,071,285
650,291	Industrial Bank Co. Ltd. #	1,696,056
10,300	Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd.	18,537
447,809	Ping An Bank Co. Ltd. #	914,262
612,546	Shanghai Pudong Development Bank Co. Ltd.	1,184,259
		15,823,873
Capital Goods: 10.2%
47,680	Aurora Optoelectronics Co. Ltd. * # §	127,399
23,900	AVIC Aero-Engine Controls Co. Ltd.	56,116
72,200	AVIC Aircraft Co. Ltd.	187,262
47,000	AVIC Aviation Engine Corp. Plc	194,220
12,300	AVIC Helicopter Co. Ltd.	87,886
27,599	China Avionics Systems Co. Ltd.	58,020
79,624	China Communications Construction Co. Ltd. #	156,497
46,800	China CSSC Holdings Ltd. * # §	180,797
144,100	China Gezhouba Group Co. Ltd. #	181,444
102,900	China National Chemical Engineering Co. Ltd.	106,660
Number of Shares		Value

Capital Goods: (continued)
41,100	China Nuclear Engineering Corp. Ltd.	$64,818
240,100	China Railway Construction Corp. Ltd. #	410,542
291,708	China Railway Group Ltd.	375,831
497,600	China Shipbuilding Industry Co. Ltd. *	460,765
30,800	China Spacesat Co. Ltd.	119,425
782,491	China State Construction Engineering Corp. Ltd.	1,083,847
90,500	CITIC Heavy Industries Co. Ltd. * #	57,193
380,745	CRRC Corp. Ltd. #	707,567
22,300	CSSC Offshore and Marine Engineering Group Co. Ltd. # §	88,674
35,580	Guoxuan High-Tech Co. Ltd. #	121,618
44,500	Han’s Laser Technology Co. Ltd. #	337,040
33,900	Jiangsu Guoxin Corp. Ltd. *	52,890
96,800	Jiangsu Zhongnan Construction Group Co. Ltd.	95,283
112,000	Jiangsu Zhongtian Technology Co. Ltd. #	239,614
82,712	Luxshare Precision Industry Co. Ltd. #	297,242
279,400	Metallurgical Corp of China Ltd. #	207,656
76,011	NARI Technology Co. Ltd. #	213,436
239,500	Power Construction Corp. of China Ltd. #	265,478
239,600	Sany Heavy Industry Co. Ltd. #	333,512
232,348	Shanghai Construction Group Co. Ltd.	132,728
183,900	Shanghai Electric Group Co. Ltd. *	188,925
98,400	Shanghai Tunnel Engineering Co. Ltd.	126,323
52,049	Shenzhen Inovance Technology Co. Ltd.	231,949
56,989	Siasun Robot & Automation Co. Ltd. * #	164,692
82,661	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	194,349
193,907	TBEA Co. Ltd.	295,087
252,700	Weichai Power Co. Ltd. #	323,448
219,400	XCMG Construction Machinery Co. Ltd.	155,991
73,951	Xiamen C & D, Inc. #	126,209
106,100	Xinjiang Goldwind Science and Technology Co. Ltd. #	307,165
22,400	Zhejiang Chint Electrics Co. Ltd. #	89,887
69,353	Zhengzhou Yutong Bus Co. Ltd. #	256,202
227,800	Zoomlion Heavy Industry Science and Technology Co. Ltd.	156,366
		9,618,053
Commercial & Professional Services: 0.8%
70,000	Beijing Orient Landscape Co. Ltd.	216,813
98,041	Beijing Originwater Technology Co. Ltd.	261,511
68,700	Jihua Group Corp. Ltd. #	71,026
21,799	Shanghai Environment Group Co. Ltd. * #	83,413
26,680	Sound Environmental Co. Ltd. #	135,242
		768,005
Consumer Durables & Apparel: 5.2%
251,128	Gree Electric Appliances, Inc. #	1,684,862
27,300	Guangdong Alpha Animation and Culture Co. Ltd. #	59,822
24,834	Hangzhou Robam Appliances Co. Ltd. #	183,345
236,995	Midea Group Co. Ltd.	2,017,281
2,200	Oppein Home Group, Inc. *	39,881
159,100	Qingdao Haier Co. Ltd. #	460,033
28,900	Suofeiya Home Collection Co. Ltd. #	163,295
446,000	TCL Corp.	267,105
		4,875,624

See Notes to Financial Statements

28

Number
of Shares		Value

Consumer Services: 0.7%
51,000	China International Travel Service Corp. Ltd. #	$339,551
171,220	Shenzhen Overseas Chinese Town Co. Ltd. #	223,392
37,900	Songcheng Performance Development Co. Ltd.	108,601
		671,544
Diversified Financials: 6.9%
95,080	Anxin Trust Co. Ltd. #	190,963
234,186	AVIC Capital Co. Ltd.	198,510
96,800	Bohai Financial Investment Holding Co. Ltd.	85,621
41,800	Central China Securities Co. Ltd.	39,604
33,600	China Galaxy Securities Co. Ltd.	54,228
119,300	China Merchants Securities Co. Ltd. #	314,212
410,600	CITIC Securities Co. Ltd. #	1,140,977
57,600	Dongxing Securities Co. Ltd.	127,370
101,871	Everbright Securities Co. Ltd. #	210,049
109,580	First Capital Securities Co. Ltd.	164,907
214,750	Founder Securities Co. Ltd. *	227,214
196,050	Guotai Junan Securities Co. Ltd. #	557,239
128,330	Guoyuan Securities Co. Ltd. #	213,656
422,136	Haitong Securities Co. Ltd. #	833,837
56,600	Huaan Securities Co. Ltd.	63,188
170,404	Huatai Securities Co. Ltd. #	451,431
242,118	Industrial Securities Co. Ltd. #	270,713
162,400	Orient Securities Co. Ltd. #	345,559
355,535	Pacific Securities Co. Ltd.	197,639
44,200	SDIC Essence Holdings Co. Ltd.	89,458
313,838	Shenwan Hongyuan Group Co. Ltd.	258,799
110,400	Sinolink Securities Co. Ltd.	161,733
125,200	SooChow Securities Co. Ltd. #	186,752
147,328	Southwest Securities Co. Ltd.	104,749
19,100	Zheshang Securities Co. Ltd. *	48,747
		6,537,155
Energy: 2.4%
95,500	China Coal Energy Co. Ltd.	83,884
96,476	China Merchants Energy Shipping Co. Ltd.	65,038
548,300	China Petroleum and Chemical Corp. #	515,712
103,210	China Shenhua Energy Co. Ltd. #	366,944
115,380	Offshore Oil Engineering Co. Ltd. #	108,839
337,900	PetroChina Co. Ltd. #	419,552
208,707	Shaanxi Coal Industry Co. Ltd. #	261,057
64,200	Shanxi Meijin Energy Co. Ltd.	67,926
82,200	Shanxi Xishan Coal and Electricity Power Co. Ltd. #	127,731
94,200	Sinopec Oilfield Service Corp. * #	38,594
276,910	Wintime Energy Co. Ltd. # §	139,321
20,100	Yanzhou Coal Mining Co. Ltd.	44,817
		2,239,415
Financials: 1.4%
201,900	Changjiang Securities Co. Ltd. #	243,922
154,456	GF Securities Co. Ltd. #	395,235
105,350	Guoyuan Securities Co. Ltd. #	177,818
73,248	Northeast Securities Co. Ltd.	98,646
153,922	Sealand Securities Co. Ltd.	115,819
88,500	Shanxi Securities Co. Ltd.	125,302
Number
of Shares		Value

Financials: (continued)
91,314	Western Securities Co. Ltd.	$172,755
		1,329,497
Food, Beverage & Tobacco: 8.0%
106,975	Beijing Dabeinong Technology Group Co. Ltd.	99,549
51,667	Henan Shuanghui Investment and Development Co. Ltd.	210,253
317,100	Inner Mongolia Yili Industrial Group Co. Ltd.	1,567,471
31,499	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	556,016
26,226	Kweichow Moutai Co. Ltd. #	2,807,761
38,193	Luzhou Laojiao Co. Ltd. #	387,073
18,100	Muyuan Foodstuff Co. Ltd.	146,922
109,900	New Hope Liuhe Co. Ltd.	125,729
41,800	Shanghai Bailian Group Co. Ltd.	86,591
99,000	Wuliangye Yibin Co. Ltd. #	1,214,150
199,756	Yonghui Superstores Co. Ltd.	309,840
		7,511,355
Health Care Equipment & Services: 1.3%
32,500	Aier Eye Hospital Group Co. Ltd.	153,715
25,356	Huadong Medicine Co. Ltd. #	209,656
55,700	Lepu Medical Technology Beijing Co. Ltd. #	206,769
54,346	Meinian Onehealth Healthcare Holdings Co. Ltd. #	182,486
37,465	Searainbow Holding Corp. * #	248,400
60,173	Shanghai Pharmaceuticals Holding Co. Ltd.	223,522
		1,224,548
Insurance: 8.5%
86,911	China Life Insurance Co. Ltd. #	406,196
163,917	China Pacific Insurance Group Co. Ltd. #	1,041,159
43,576	New China Life Insurance Co. Ltd. #	469,068
565,158	Ping An Insurance Group Co. of China Ltd. #	6,065,302
		7,981,725
Materials: 7.6%
475,000	Aluminum Corporation of China Ltd. * # §	538,995
96,200	Angang Steel Co. Ltd. #	93,638
104,300	Anhui Conch Cement Co. Ltd. #	469,369
40,100	Baiyin Nonferrous Group Co. Ltd.	41,627
461,228	Baoshan Iron and Steel Co. Ltd. #	611,065
174,000	BBMG Corp. #	145,246
110,436	Beijing Kangde Xin Composite Material Co. Ltd. #	376,035
47,150	Beijing Sanju Environmental Protection and New Material Co. Ltd.	254,356
82,700	Beijing Shougang Co. Ltd. *	75,943
82,100	China Hainan Rubber Industry Group Co. Ltd. * #	69,885
138,200	China Molybdenum Co. Ltd.	146,009
113,670	China Northern Rare Earth Group High-Tech Co. Ltd. #	254,531
221,600	Hebei Iron & Steel Co. Ltd. #	132,518
77,300	Hubei Biocause Pharmaceutical Co. Ltd. #	94,861

See Notes to Financial Statements

29

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Materials: (continued)
176,116	Inner Mongolia Junzheng Energy and Chemical Industry Co. Ltd. # §	$127,380
713,420	Inner Mongolian Baotou Steel Union Co. Ltd. * #	269,277
16,036	Jiangsu Bicon Pharmaceutical Listed Co. Ltd.	65,675
54,100	Jiangxi Copper Co. Ltd. #	167,073
26,600	Jiangxi Ganfeng Lithium Co. Ltd.	293,080
50,500	Jinduicheng Molybdenum Co. Ltd. * #	56,020
93,900	Kingenta Ecological Engineering Group Co. Ltd. # §	128,515
31,800	Lomon Billions Group Co. Ltd.	78,230
17,600	Minmetals Capital Co. Ltd. *	31,892
72,624	Qinghai Salt Lake Industry Co. Ltd. #	155,160
38,800	Shandong Gold Mining Co. Ltd. #	185,982
289,600	Shandong Nanshan Aluminum Co. Ltd. #	163,560
2,300	Shenzhen YUTO Packaging Technology Co. Ltd. #	19,712
86,900	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd.	149,058
76,405	Sinopec Shanghai Petrochemical Co. Ltd. #	74,253
35,765	Tianqi Lithium Industries, Inc.	292,236
329,500	Tongling Nonferrous Metals Group Co. Ltd. * #	147,578
76,170	Wanhua Chemical Group Co. Ltd. # §	445,926
22,700	Xiamen Tungsten Co. Ltd. #	89,613
15,500	Zhejiang Huayou Cobalt Co. Ltd. *	190,964
118,800	Zhejiang Longsheng Group Co. Ltd. #	213,663
90,046	Zhongjin Gold Corp. Ltd. #	136,864
541,300	Zijin Mining Group Co. Ltd. #	381,769
		7,167,558
Media: 1.2%
45,920	Beijing Enlight Media Co. Ltd.	73,689
38,929	China Film Co. Ltd.	92,061
28,800	Chinese Universe Publishing and Media Co. Ltd. #	74,831
143,150	CITIC Guoan Information Industry Co. Ltd.	210,810
86,854	Huayi Brothers Media Corp.	116,436
68,380	Jiangsu Broadcasting Cable Information Network Corp. Ltd.	85,894
20,600	Perfect World Co .Ltd.	105,846
68,913	Shanghai Oriental Pearl Media Co. Ltd.	176,302
26,700	Wanda Cinema Line Co. Ltd. # §	235,332
		1,171,201
Pharmaceuticals, Biotechnology: 4.2%
28,700	Beijing Tongrentang Co. Ltd. #	142,023
25,000	Chongqing Zhifei Biological Products Co. Ltd.	107,762
33,561	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. # §	153,691
22,100	Guizhou Bailing Group Pharmaceutical Co. Ltd.	52,263
29,060	Hualan Biological Engineering, Inc. #	119,788
88,186	Jiangsu Hengrui Medicine Co. Ltd. #	933,507
48,490	Jilin Aodong Medicine Industry Groups Co. Ltd. #	167,381
154,858	Kangmei Pharmaceutical Co. Ltd.	531,726
Number
of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
3,900	Shandong Buchang Pharmaceuticals Co. Ltd.	$30,460
27,300	Shandong Dong-E E-Jiao Co. Ltd. #	252,680
52,400	Shanghai Fosun Pharmaceutical Group Co. Ltd.	358,075
77,860	Shanghai RAAS Blood Products Co. Ltd.	237,332
21,800	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	151,190
33,836	Tasly Pharmaceutical Group Co. Ltd.	184,870
27,160	Yunnan Baiyao Group Co. Ltd.	424,539
15,700	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. #	152,253
		3,999,540
Real Estate: 5.1%
67,200	Beijing Capital Development Co. Ltd. #	95,855
61,674	China Fortune Land Development Co. Ltd. #	297,631
123,759	China Merchants Shekou Industrial Zone Co. Ltd. #	371,519
253,700	China Vanke Co. Ltd. #	1,211,268
62,400	Financial Street Holdings Co. Ltd. #	106,431
47,200	Future Land Holdings Co. Ltd. #	211,968
117,701	Gemdale Corp. #	228,285
190,400	Greenland Holdings Corp. Ltd. #	213,411
371,104	Poly Real Estate Group Co. Ltd. #	805,440
90,700	RiseSun Real Estate Development Co. Ltd.	132,734
38,240	Shanghai Lujiazui Finance and Trade Zone Development Co. Ltd.	111,748
65,990	Shanghai SMI Holding Co. Ltd. * #	89,147
40,301	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	88,432
84,500	Sunshine City Group Co. Ltd.	102,121
224,381	Xinhu Zhongbao Co. Ltd. * #	179,862
130,774	Youngor Group Co. Ltd. #	184,134
142,000	Zhejiang China Commodities City Group Co. Ltd.	126,037
203,600	Zhongtian Urban Development Group Co. Ltd. # §	246,780
		4,802,803
Retailing: 1.0%
111,920	China Grand Automotive Services Co. Ltd. #	137,756
63,800	Liaoning Cheng Da Co. Ltd. * #	172,333
23,200	Nanjing Xinjiekou Department Store Co. Ltd.	134,632
194,200	Suning Commerce Group Co. Ltd.	366,508
89,960	Wuchan Zhongda Group Co. Ltd. #	94,251
		905,480
Semiconductor: 1.0%
72,900	LONGi Green Energy Technology Co. Ltd.	407,932
127,723	Sanan Optoelectronics Co. Ltd. #	497,476
2,300	Shenzhen Huiding Technology Co. Ltd. #	34,282
		939,690

See Notes to Financial Statements

30

Number of Shares		Value

Software & Services: 2.5%
58,300	Aisino Co. Ltd.	$192,840
50,720	Anhui USTC iFlytek Co. Ltd.	460,620
16,706	Beijing Shiji Information Technology Co. Ltd.	68,393
98,273	DHC Software Co. Ltd.	123,746
156,564	East Money Information Co. Ltd. #	311,302
31,700	Giant Network Group Co. Ltd. #	179,204
11,200	Hithink RoyalFlush Information Network Co. Ltd. #	85,993
15,000	Hundsun Technologies, Inc.	106,879
10,800	Hundsun Technologies, Inc.	76,953
155,200	Leshi Internet Information and Technology Corp. # §	365,261
115,123	Ourpalm Co. Ltd.	98,292
75,331	Wangsu Science and Technology Co. Ltd.	123,083
38,164	Yonyou Network Technology Co. Ltd.	123,950
22,500	Youzu Interactive Co. Ltd.	77,049
		2,393,565
Technology Hardware & Equipment: 6.3%
94,500	Beijing Xinwei Telecom Technology Group Co. Ltd. # §	223,852
1,236,600	BOE Technology Group Co. Ltd.	1,099,487
211,800	Dongxu Optoelectronic Technology Co. Ltd.	305,078
29,022	Fiberhome Telecommunication Technologies Co. Ltd.	128,486
255,260	Focus Media Information Technology Co. Ltd.	551,909
101,600	GoerTek, Inc.	270,692
84,300	Guangzhou Haige Communications Group, Inc. Co. #	124,169
2,100	Guangzhou Shiyuan Electronic Technology Co. Ltd. #	23,446
192,564	Hangzhou Hikvision Digital Technology Co. Ltd. #	1,151,938
65,200	Jiangsu Protruly Vision Technology Group Co. Ltd. * §	98,820
99,150	Shenzhen O-film Tech Co. Ltd.	313,496
41,000	Shenzhen Sunway Communication Co. Ltd.	319,208
107,100	Suzhou Victory Precision Manufacture Co. Ltd.	95,883
92,800	Tsinghua Tongfang Co. Ltd. #	139,498
7,600	Tsinghua Unisplendour Co. Ltd. #	84,141
90,695	Zhejiang Dahua Technology Co. Ltd.	321,580
124,120	ZTE Corp. *	693,023
		5,944,706
Telecommunication Services: 0.7%
473,178	China United Network Communications Ltd. *	459,950
74,728	Dr Peng Telecom & Media Group Co. Ltd.	195,425
		655,375
Number of Shares		Value

Transportation: 3.2%
103,900	Air China Ltd. #	$196,728
199,200	China COSCO Holdings Co. Ltd. *	207,091
204,700	China Eastern Airlines Corp. Ltd.	258,073
88,200	China High-Speed Railway Technology Co. Ltd. #	118,546
165,500	China Shipping Container Lines Co. Ltd. * #	86,656
183,200	China Southern Airlines Co. Ltd. #	335,749
310,191	Daqin Railway Co. Ltd. #	431,919
176,900	Guangshen Railway Co. Ltd.	151,309
38,800	Guangzhou Port Co. Ltd.	36,404
600,300	Hainan Airlines Co. Ltd.	294,064
206,167	Ningbo Port Co. Ltd.	168,111
11,500	SF Holding Co. Ltd.	88,934
50,300	Shanghai International Airport Co. Ltd.	347,664
157,200	Shanghai International Port Group Co. Ltd. #	160,456
12,600	Spring Airlines Co. Ltd.	72,113
16,000	STO Express Co. Ltd.	60,663
17,600	YTO Express Group Co. Ltd.	45,270
		3,059,750
Utilities: 2.6%
125,700	Beijing Capital Co. Ltd.	99,216
243,699	China National Nuclear Power Co. Ltd. #	274,905
344,300	China Yangtze Power Co. Ltd. #	824,288
156,400	Datang International Power Generation Co. Ltd. *	99,671
615,100	GD Power Development Co. Ltd.	294,702
219,031	Huaneng Power International, Inc.	207,526
212,400	SDIC Power Holdings Co. Ltd.	239,405
44,606	Shanghai Electric Power Co. Ltd.	62,607
114,800	Sichuan Chuantou Energy Co. Ltd.	179,462
212,910	Zhejiang Zheneng Electric Power Co. Ltd. #	174,347
		2,456,129
Total Common Stocks (Cost: $70,472,292)		94,983,757

Principal Amount
FOREIGN DEBT OBLIGATION: 0.0% (Cost: $17,231)
Software & Services: 0.0%
$107,000	Aisino Corp. 1.00%, 06/12/21 §	16,415
Total Investments: 100.7% (Cost: $70,489,523)		95,000,172
Liabilities in excess of other assets: (0.7)%		(679,209)
NET ASSETS: 100.0%		$94,320,963

See Notes to Financial Statements

31

VANECK VECTORS CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $62,519,059 which represents 66.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,117,158 which represents 3.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	11.1%	$10,531,015
Consumer Staples	7.9	7,511,355
Energy	2.4	2,239,415
Financials	33.3	31,672,250
Health Care	5.5	5,224,088
Industrials	14.1	13,445,808
Information Technology	9.8	9,294,376
Materials	7.5	7,167,558
Real Estate	5.1	4,802,803
Telecommunication Services	0.7	655,375
Utilities	2.6	2,456,129
	100.0%	$95,000,172

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$1,098,546	$1,808,620	$—	$2,907,166
Banks	3,699,048	12,124,825	—	15,823,873
Capital Goods	4,230,392	5,387,661	—	9,618,053
Commercial & Professional Services	478,324	289,681	—	768,005
Consumer Durables & Apparel	2,324,267	2,551,357	—	4,875,624
Consumer Services	108,601	562,943	—	671,544
Diversified Financials	1,821,767	4,715,388	—	6,537,155
Energy	261,665	1,977,750	—	2,239,415
Financials	512,522	816,975	—	1,329,497
Food, Beverage & Tobacco	2,546,355	4,965,000	—	7,511,355
Health Care Equipment & Services	377,237	847,311	—	1,224,548
Insurance	—	7,981,725	—	7,981,725
Materials	1,619,070	5,548,488	—	7,167,558
Media	861,038	310,163	—	1,171,201
Pharmaceuticals, Biotechnology	1,927,027	2,072,513	—	3,999,540
Real Estate	472,640	4,330,163	—	4,802,803
Retailing	501,140	404,340	—	905,480
Semiconductor	407,932	531,758	—	939,690
Software & Services	1,451,805	941,760	—	2,393,565
Technology Hardware & Equipment	4,197,662	1,747,044	—	5,944,706
Telecommunication Services	655,375	—	—	655,375
Transportation	1,729,696	1,330,054	—	3,059,750
Utilities	1,182,589	1,273,540	—	2,456,129
Foreign Debt Obligation*	—	16,415	—	16,415
Total	$32,464,698	$62,535,474	$—	$95,000,172

*	See Schedule of Investments for industry breakouts.

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $98,499 and transfers from Level 2 to Level 1 were $26,536,597. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

32

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number
of Shares		Value

COMMON STOCKS: 102.9%
Automobiles & Components: 3.7%
55,022	Byd Co. Ltd. #	$548,896
22,800	Wuhu Shunrong Sanqi Interactive Entertainment Network Technology Co. Ltd.	71,915
78,758	Zhejiang Wanfeng Auto Wheel Co. Ltd. #	216,606
		837,417
Banks: 1.8%
147,432	Bank of Ningbo Co. Ltd. #	403,108
Capital Goods: 13.9%
58,000	AVIC Electromechanical Systems Co. Ltd.	96,102
42,500	Beijing SPC Environmental Protection Tech Co. Ltd. #	148,410
33,905	Eve Energy Co. Ltd.	102,100
45,530	Guoxuan High-Tech Co. Ltd. #	155,629
57,700	Han’s Laser Technology Co. Ltd. #	437,016
75,800	Inner Mongolia M-Grass Ecology & Enviroment Group Co. Ltd.	145,965
82,400	Jiangxi Special Electric Motor Co. Ltd.	143,237
118,009	Luxshare Precision Industry Co. Ltd. #	424,089
46,300	Shenwu Environmental Technology Co. Ltd. # §	171,775
68,690	Shenzhen Inovance Technology Co. Ltd.	306,107
80,922	Siasun Robot & Automation Co. Ltd. * #	233,856
90,749	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	213,365
140,370	Xinjiang Goldwind Science and Technology Co. Ltd. #	406,378
55,251	Zhejiang Sanhua Intelligent Controls Co. Ltd. #	155,655
		3,139,684
Commercial & Professional Services: 3.2%
92,100	Beijing Orient Landscape Co. Ltd.	285,265
100,063	Beijing Originwater Technology Co. Ltd.	266,904
89,497	BlueFocus Communication Group Co. Ltd.	75,863
97,500	Eternal Asia Supply Chain Management Ltd.	105,554
		733,586
Consumer Durables & Apparel: 3.4%
37,300	Guangdong Alpha Animation and Culture Co. Ltd. #	81,735
31,480	Hangzhou Robam Appliances Co. Ltd. #	232,414
56,251	NavInfo Co. Ltd.	227,956
38,893	Suofeiya Home Collection Co. Ltd.	219,787
		761,892
Consumer Services: 0.6%
46,921	Songcheng Performance Development Co. Ltd.	134,450
Diversified Financials: 3.5%
138,580	First Capital Securities Co. Ltd.	208,549
119,081	Guoyuan Securities Co. Ltd. #	198,257
107,400	Shanxi Securities Co. Ltd.	152,061
125,610	Western Securities Co. Ltd.	237,639
		796,506
Number
of Shares		Value

Energy: 0.4%
50,610	Cangzhou Mingzhu Plastic Co. Ltd. #	$88,280
Food, Beverage & Tobacco: 8.2%
146,575	Beijing Dabeinong Technology Group Co. Ltd.	136,400
243,188	Guangdong Wens Foodstuffs Group Co. Ltd.	892,529
36,538	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	644,963
22,400	Muyuan Foodstuff Co. Ltd.	181,827
		1,855,719
Health Care Equipment & Services: 2.6%
39,320	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd.	118,346
59,696	Lepu Medical Technology Beijing Co. Ltd. #	221,602
73,400	Meinian Onehealth Healthcare Holdings Co. Ltd. #	246,491
		586,439
Materials: 12.2%
146,695	Beijing Kangde Xin Composite Material Co. Ltd. #	499,497
34,900	Beijing Oriental Yuhong Waterproof Technology Co. Ltd.	214,157
58,199	Beijing Sanju Environmental Protection and New Material Co. Ltd.	313,961
37,000	Do-Fluoride Chemicals Co. Ltd.	116,022
188,376	GEM Co. Ltd.	207,987
11,100	Guangzhou Tinci Materials Technology Co. Ltd. #	78,325
90,700	Huapont-Nutrichem Co. Ltd. # §	92,880
33,100	Jiangxi Ganfeng Lithium Co. Ltd.	364,697
112,200	Kingenta Ecological Engineering Group Co. Ltd. # §	153,561
35,400	Lomon Billions Group Co. Ltd.	87,086
48,320	Tianqi Lithium Industries, Inc.	394,823
94,600	Xinjiang Zhongtai Chemical Co. Ltd.	193,353
19,700	Zhejiang Transfar Co. Ltd.	48,947
		2,765,296
Media: 3.7%
62,410	Beijing Enlight Media Co. Ltd.	100,150
99,915	Guangdong Advertising Co. Ltd.	81,779
107,191	Huayi Brothers Media Corp.	143,699
23,300	Perfect World Co. Ltd.	119,719
36,300	Wanda Cinema Line Co. Ltd. # §	319,945
46,046	Zhejiang Huace Film and TV Co. Ltd.	76,648
		841,940
Pharmaceuticals, Biotechnology: 6.4%
27,698	Beijing SL Pharmaceutical Co. Ltd.	131,726
33,580	Da An Gene Co. Ltd. Sun Yat-Sen University	95,810
34,000	Guizhou Bailing Group Pharmaceutical Co. Ltd.	80,405
35,960	Hualan Biological Engineering, Inc. #	148,231
87,063	Shanghai RAAS Blood Products Co. Ltd.	265,385
23,840	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	165,338
59,298	Sichuan Kelun Pharmaceutical Co. Ltd. #	226,751

See Notes to Financial Statements

33

VANECK VECTORS CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
41,800	Yifan Pharmaceutical Co. Ltd. #	$142,802
33,200	Zhejiang NHU Co. Ltd. #	193,984
		1,450,432
Real Estate: 0.8%
117,000	RiseSun Real Estate Development Co. Ltd.	171,223
Retailing: 1.9%
225,837	Suning Commerce Group Co. Ltd.	426,216
Semiconductor: 0.9%
117,520	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd.	207,355
Software & Services: 13.2%
66,700	Anhui USTC iFlytek Co. Ltd.	605,744
32,600	Beijing Kunlun Tech Co. Ltd.	102,976
21,690	Beijing Shiji Information Technology Co. Ltd.	88,798
70,700	Beijing Sinnet Technology Co. Ltd. # §	133,849
117,558	DHC Software Co. Ltd.	148,030
193,942	East Money Information Co. Ltd. #	385,622
25,180	Giant Network Group Co. Ltd. #	142,346
28,100	Hangzhou Shunwang Technology Co. Ltd.	78,923
12,900	Hithink RoyalFlush Information Network Co. Ltd. #	99,045
222,696	Leshi Internet Information and Technology Corp. # §	524,111
162,940	Ourpalm Co. Ltd.	139,118
142,770	Shanghai 2345 Network Holding Group Co. Ltd.	128,036
35,900	Venustech Group, Inc. #	128,832
103,050	Wangsu Science and Technology Co. Ltd.	168,373
48,500	Wonders Information Co. Ltd. #	100,235
		2,974,038
Number
of Shares		Value

Technology Hardware & Equipment: 21.5%
71,100	Chaozhou Three-Circle Group Co. Ltd. #	$219,988
26,370	China Aviation Optical-Electrical Technology Co. Ltd. #	159,385
286,800	Focus Media Information Technology Co. Ltd.	620,103
128,616	GoerTek, Inc.	342,671
104,400	Guangzhou Haige Communications Group, Inc. Co. #	153,775
216,550	Hangzhou Hikvision Digital Technology Co. Ltd. #	1,295,425
31,980	Lens Technology Co. Ltd. #	146,527
61,200	Leyard Optoelectronic Co. Ltd.	183,166
36,700	Shenzhen Everwin Precision Technology Co. Ltd.	113,109
131,362	Shenzhen O-film Tech Co. Ltd.	415,344
52,001	Shenzhen Sunway Communication Co. Ltd.	404,857
127,200	Suzhou Victory Precision Manufacture Co. Ltd.	113,878
25,500	Tongfang Guoxin Electronics Co. Ltd. #	187,477
34,800	Zhejiang Crystal-Optech Co. Ltd.	126,064
107,605	Zhejiang Dahua Technology Co. Ltd.	381,539
		4,863,308
Transportation: 0.4%
11,900	SF Holding Co. Ltd.	92,027
Utilities: 0.6%
42,200	Beijing Water Business Doctor Co. Ltd.	136,281
Total Common Stocks (Cost: $17,089,095)		23,265,197
Liabilities in excess of other assets: (2.9)%		(652,130)
NET ASSETS: 100.0%		$22,613,067

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $10,926,456 which represents 48.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,396,121 which represents 6.2% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	12.9%	$3,001,915
Consumer Staples	8.0	1,855,719
Energy	0.4	88,280
Financials	5.2	1,199,614
Health Care	8.7	2,036,871
Industrials	17.0	3,965,297
Information Technology	34.6	8,044,701
Materials	11.9	2,765,296
Real Estate	0.7	171,223
Utilities	0.6	136,281
	100.0%	$23,265,197

See Notes to Financial Statements

34

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$71,915	$765,502	$—	$837,417
Banks	—	403,108	—	403,108
Capital Goods	793,511	2,346,173	—	3,139,684
Commercial & Professional Services	733,586	—	—	733,586
Consumer Durables & Apparel	447,743	314,149	—	761,892
Consumer Services	134,450	—	—	134,450
Diversified Financials	598,249	198,257	—	796,506
Energy	—	88,280	—	88,280
Food, Beverage & Tobacco	1,210,756	644,963	—	1,855,719
Health Care Equipment & Services	118,346	468,093	—	586,439
Materials	1,941,033	824,263	—	2,765,296
Media	521,995	319,945	—	841,940
Pharmaceuticals, Biotechnology	573,326	877,106	—	1,450,432
Real Estate	171,223	—	—	171,223
Retailing	426,216	—	—	426,216
Semiconductor	207,355	—	—	207,355
Software & Services	1,459,998	1,514,040	—	2,974,038
Technology Hardware & Equipment	2,700,731	2,162,577	—	4,863,308
Transportation	92,027	—	—	92,027
Utilities	136,281	—	—	136,281
Total	$12,338,741	$10,926,456	$—	$23,265,197

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $11,816,953. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

35

VANECK VECTORS EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.5%
Banks: 9.2%
1,634,439	Commercial International Bank Egypt SAE (GDR) # Reg S	$7,070,702
Capital Goods: 6.2%
562,049	El Sewedy Electric Co. #	4,722,320
Consumer Durables & Apparel: 2.6%
2,084,111	Oriental Weavers #	1,966,606
Diversified Financials: 13.8%
738,477	Egyptian Financial Group-Hermes Holding Co. (GDR) Reg S	1,872,039
1,476,955	Egyptian Financial Group-Hermes Holding SAE	1,957,090
5,614,230	Egyptian Kuwaiti Holding Co. (USD) #	4,779,776
4,252,095	Pioneers Holding *	1,977,774
		10,586,679
Energy: 3.2%
184,525	ADES International Holding Ltd. (USD) * † Reg S 144A	2,481,861
Food, Beverage & Tobacco: 12.1%
1,575,460	Arabian Food Industries Co. DOMTY * #	887,076
232,202	Eastern Tobacco #	5,724,447
4,424,833	Juhayna Food Industries	2,618,068
		9,229,591
Health Care Equipment & Services: 0.8%
129,310	Integrated Diagnostics Holdings Plc (USD) Reg S 144A	601,291
Materials: 17.0%
1,288,655	Abou Kir Fertilizers & Chemical Industries	1,579,291
2,823,425	Alexandria Mineral Oils Co.	2,183,470
2,140,431	Cenatamin Plc (GBP) #	4,567,774
2,078,412	Ezz Steel * #	2,400,937
1,606,827	Sidi Kerir Petrochemcials Co.	2,227,688
		12,959,160
Real Estate: 22.0%
20,284,659	Amer Group Holding *	365,078
6,436,205	Emaar Misr for Development SAE *	1,299,549
1,362,064	Heliopolis Housing	2,700,380
5,590,867	Medinet Nasr Housing	3,370,871
13,376,490	Palm Hills Developments SAE * #	2,968,892
2,432,038	Six of October Development & Investment Co. *	2,623,537
6,311,568	Talaat Moustafa Group #	3,490,637
		16,818,944
Number of Shares		Value

Telecommunication Services: 12.6%
13,614,587	Global Telecom Holding SAE * #	$5,677,518
27,522,996	Orascom Telecom Media and Technology Holding SAE #	1,114,520
3,731,931	Telecom Egypt	2,839,878
		9,631,916
Total Common Stocks (Cost: $63,775,187)		76,069,070
MONEY MARKET FUND: 2.0% (Cost: $1,556,174)
1,556,174	Dreyfus Government Cash Management Fund — Institutional Shares	1,556,174
Total Investments Before Collateral for Securities Loaned: 101.5%
(Cost: $65,331,361)		77,625,244

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.4%
(Cost: $277,112)
Repurchase Agreement: 0.4%
$277,112	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $277,156; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $282,654 including accrued interest)	277,112
Total Investments: 101.9% (Cost: $65,608,473)		77,902,356
Liabilities in excess of other assets: (1.9)%		(1,442,928)
NET ASSETS: 100.0%		$76,459,428

See Notes to Financial Statements

36

Definitions:
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $262,665.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $45,371,205 which represents 59.3% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,083,152, or 4.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.5%	$1,966,606
Consumer Staples	11.9	9,229,591
Energy	3.2	2,481,861
Financials	22.7	17,657,381
Health Care	0.8	601,291
Industrials	6.1	4,722,320
Materials	16.7	12,959,160
Real Estate	21.7	16,818,944
Telecommunication Services	12.4	9,631,916
Money Market Fund	2.0	1,556,174
	100.0%	$77,625,244

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$—	$7,070,702	$—	$7,070,702
Capital Goods	—	4,722,320	—	4,722,320
Consumer Durables & Apparel	—	1,966,606	—	1,966,606
Diversified Financials	5,806,903	4,779,776	—	10,586,679
Energy	2,481,861	—	—	2,481,861
Food, Beverage & Tobacco	2,618,068	6,611,523	—	9,229,591
Health Care Equipment & Services	601,291	—	—	601,291
Materials	5,990,449	6,968,711	—	12,959,160
Real Estate	10,359,415	6,459,529	—	16,818,944
Telecommunication Services	2,839,878	6,792,038	—	9,631,916
Money Market Fund	1,556,174	—	—	1,556,174
Repurchase Agreement	—	277,112	—	277,112
Total	$32,254,039	$45,648,317	$—	$77,902,356

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $6,264,011 and transfers from Level 2 to Level 1 were $10,019,214. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.7%
Automobiles & Components: 2.2%
1,453,902	Amtek Auto Ltd. *	$681,081
64,255	Atul Auto Ltd. #	460,351
202,348	Ceat Ltd. #	6,172,287
664,164	JK Tyre & Industries Ltd. #	1,533,143
		8,846,862
Banks: 7.5%
1,757,414	Allahabad Bank * #	2,015,632
2,129,808	Andhra Bank * #	1,935,462
2,759,501	Dena Bank * #	1,075,567
1,840,475	Development Credit Bank Ltd. #	5,642,811
2,784,325	Indian Overseas Bank * #	961,739
2,989,459	Jammu & Kashmir Bank Ltd. * #	3,676,414
1,689,564	Karnataka Bank Ltd. #	4,002,085
624,062	Lakshmi Vilas Bank Ltd. #	1,447,860
844,725	Oriental Bank of Commerce * #	1,592,844
10,795,905	South Indian Bank Ltd. #	5,234,968
1,765,805	Syndicate Bank * #	2,210,689
1,594,451	UCO Bank * #	731,549
		30,527,620
Capital Goods: 17.6%
121,945	BEML Ltd. #	3,085,236
211,306	BGR Energy Systems Ltd. * #	454,512
2,752,894	Crompton Greaves Ltd. * #	3,994,339
717,869	Escorts Ltd. #	8,842,839
447,843	Finolex Cables Ltd. #	4,952,850
38,163	Force Motors Ltd.	2,207,179
6,042,479	Hindustan Construction Co. Ltd. * #	3,867,787
379,067	Inox Wind Ltd. * #	855,642
3,368,690	Jain Irrigation Systems Ltd. #	6,622,583
13,355,278	Jaiprakash Associates Ltd. * #	5,420,256
752,816	KEC International Ltd. #	4,509,278
458,922	KEI Industries Ltd. #	2,702,069
694,773	Kushal Tradelink Ltd.	1,597,398
216,521	LEEL Electricals Ltd. #	975,492
4,273,239	Nagarjuna Construction Co. Ltd. #	8,925,138
106,700	Nissei ASB Machine Co. Ltd. #	6,503,154
459,718	Patel Engineering Ltd. * #	559,306
1,079,922	Pipavav Defence & Offshore Engineering Co. Ltd. * #	831,931
526,674	Praj Industries Ltd.	922,933
42,479	Rushil Decor Ltd.	608,126
72,393	SML Isuzu Ltd.	1,035,012
643,050	Texmaco Rail & Engineering Ltd. #	1,126,019
338,070	Titagarh Wagons Ltd. #	879,588
		71,478,667
Consumer Durables & Apparel: 6.8%
297,793	Bajaj Electricals Ltd. #	2,318,577
604,784	Bombay Dyeing & Manufacturing Co. Ltd. #	2,631,262
288,306	Himatsingka Seide Ltd.	1,803,846
59,716	Hitachi Home & Life Solutions India Ltd. #	2,499,932
578,033	Indo Count Industries Ltd. #	1,120,579
194,728	Kitex Garments Ltd.	934,170
352,285	Mirza International Ltd. #	874,935
179,738	Raymond Ltd. #	2,970,305
Number of Shares		Value

Consumer Durables & Apparel: (continued)
4,933,728	Sintex Industries Ltd. #	$2,099,576
715,243	Swan Energy Ltd. #	2,132,219
1,492,217	Trident Ltd. #	2,086,338
32,415	TTK Prestige Ltd. #	3,906,860
413,811	VIP Industries Ltd. #	2,273,478
		27,652,077
Consumer Services: 2.8%
248,238	Aptech Ltd. #	1,413,522
1,298,085	Chennai Super Kings Cricket Ltd. * # § ø ∞	11,440
1,055,591	Cox & Kings Ltd. #	4,490,421
782,507	Delta Corp. Ltd. #	3,765,598
38,149	Kaya Ltd. *	572,407
165,447	Wonderla Holidays Ltd.	934,969
		11,188,357
Consumer, Cyclical: 0.2%
365,352	Kesoram Industries Ltd. * #	788,989
Diversified Financials: 5.3%
265,998	Credit Analysis & Research Ltd. #	5,551,663
8,922,544	IFCI Ltd. * #	4,300,688
304,893	Multi Commodity Exchange of India Ltd.	4,354,318
1,880,759	PTC India Financial Services Ltd. #	1,097,560
335,857	Repco Home Finance Ltd. #	3,601,272
1,595,920	SREI Infrastructure Finance Ltd. #	2,490,813
		21,396,314
Energy: 1.5%
170,908	Aban Offshore Ltd. * #	542,018
436,048	Chennai Petroleum Corp. Ltd. #	2,918,854
93,704	Deep Industries Ltd. #	301,267
931,180	Gujarat Mineral Development Corp. Ltd. #	2,436,209
		6,198,348
Food, Beverage & Tobacco: 6.8%
9,404,780	Bajaj Hindusthan Ltd. * #	2,263,565
1,519,779	Balrampur Chini Mills Ltd. #	3,145,447
194,399	Dhampur Sugar Mills Ltd. #	654,630
551,392	Dwarikesh Sugar Industries Ltd.	408,614
4,957,739	Future Consumer Enterprise Ltd. * #	5,829,839
370,939	Kaveri Seed Co. Ltd. #	3,177,459
336,298	Manpasand Beverages Ltd. #	2,304,862
534,188	McLeod Russel India Ltd. #	1,713,432
238,349	Prabhat Dairy Ltd. # Reg S	842,521
649,990	Radico Khaitan Ltd. #	2,985,556
5,305,156	Shree Renuka Sugars Ltd. * #	1,357,386
755,325	Triveni Engineering & Industries Ltd. #	916,165
41,251	Venky’s India Ltd. #	1,795,006
		27,394,482
Health Care Equipment & Services: 0.8%
785,890	Max India Ltd. *	1,532,318
157,315	Thyrocare Technologies Ltd. Reg S 144A	1,723,065
		3,255,383
Household & Personal Products: 0.7%
399,086	Eveready Industries India Ltd. *	2,745,817

See Notes to Financial Statements

38

Number of Shares		Value

Materials: 15.7%
326,879	Advanced Enzyme Technologies Ltd. # Reg S	$1,419,022
116,456	Andhra Pradesh Paper Mills *	584,310
57,182	Astec Lifesciences Ltd. #	492,289
86,857	Atul Ltd. #	3,719,218
357,798	Bodal Chemicals Ltd. #	932,334
650,576	Century Plyboards India Ltd.	3,457,881
1,218,649	Chambal Fertilizers & Chemicals Ltd. #	2,900,780
518,284	EID Parry India Ltd. #	3,010,112
291,201	GHCL Ltd. #	1,448,049
455,103	Gujarat Narmada Valley Fertilizers Co. Ltd. #	3,510,636
1,503,905	India Cements Ltd. #	4,312,840
587,860	Jai Corp. Ltd. #	1,601,068
1,209,409	Jindal Saw Ltd. #	2,642,823
344,566	JK Lakshmi Cement Ltd. #	2,371,455
127,827	Kalyani Steels Ltd. #	799,781
744,693	Meghmani Organics Ltd. #	1,239,200
780,011	MOIL Ltd. #	2,959,934
50,549	Monsanto India Ltd.	2,007,705
598,554	National Fertilizers Ltd. #	689,010
43,697	Nilkamal Ltd. #	1,255,649
481,348	NOCIL Ltd. #	1,367,748
100,929	Phillips Carbon Black Ltd. #	1,536,415
984,900	Rain Industries Ltd. #	5,696,161
569,451	Rallis India Ltd. #	2,359,458
1,346,229	Rashtriya Chemicals & Fertilizers Ltd. #	2,030,922
423,484	SH Kelkar & Co. Ltd. Reg S 144A	1,980,494
209,148	Sharda Cropchem Ltd. #	1,469,895
202,714	Sudarshan Chemical Industries #	1,186,462
74,049	Tata Metaliks Ltd. #	1,024,164
45,095	Tata Sponge Iron Ltd. #	696,023
29,982	Thirumalai Chemicals Ltd. #	1,029,165
906,086	Welspun Corp. Ltd. #	1,923,173
		63,654,176
Media: 4.8%
1,003,237	DEN Networks Ltd. *	1,664,530
277,094	Eros International Media Ltd. * #	862,125
163,455	Eros International Plc (USD) *	1,577,341
356,762	GTPL Hathway Ltd. # Reg S 144A	916,496
167,070	Music Broadcast Ltd. * Reg S	1,002,250
285,129	PVR Ltd.	6,303,416
102,017	S Chand and Co. Ltd.	830,649
189,237	TV Today Network Ltd.	1,277,837
5,020,056	TV18 Broadcast Ltd. * #	4,815,942
		19,250,586
Pharmaceuticals, Biotechnology: 3.1%
302,038	Bliss Gvs Pharma Ltd. #	1,000,398
743,238	Granules India Ltd. #	1,597,699
538,799	Ipca Laboratories Ltd. #	5,041,558
248,373	JB Chemicals & Pharmaceuticals Ltd. #	1,307,161
2,447,077	Marksans Pharma Ltd. #	1,529,295
621,189	Suven Life Sciences Ltd. #	1,977,510
		12,453,621
Number of Shares		Value

Real Estate: 3.7%
1,332,174	Anant Raj Industries Ltd. #	$1,489,401
712,320	DB Realty Ltd. *	646,169
2,859,452	Housing Development & Infrastructure Ltd. * #	2,924,166
535,576	OMAXE Ltd.	1,934,124
446,505	Sobha Developers Ltd.	4,330,212
25,201,902	Unitech Ltd. * #	3,781,741
		15,105,813
Retailing: 1.6%
1,269,274	Future Retail Ltd. #	961,888
1,589,399	Infibeam Incorporation Ltd. * #	3,510,771
66,908	Shankara Building Products Ltd.	1,865,069
		6,337,728
Software & Services: 6.3%
89,363	8K Miles Software Services Ltd. #	1,271,571
299,998	BLS International Services Ltd. #	1,237,881
2,006,220	Firstsource Solutions Ltd. * #	1,281,090
366,245	Intellect Design Arena Ltd. * #	942,460
305,704	Just Dial Ltd. *	2,501,095
1,710,874	KPIT Cummins Infosystems Ltd. #	4,841,977
69,089	Majesco Ltd. #	556,063
995,248	NIIT Ltd. * #	1,602,070
367,274	NIIT Technologies Ltd. #	3,706,275
324,750	Polaris Software Lab Ltd. * #	1,995,421
188,540	Quick Heal Technologies Ltd. # Reg S 144A	924,738
985,622	Rolta India Ltd. * #	919,566
390,149	Take Solutions Ltd.	985,038
182,360	Tata Elxsi Ltd. #	2,785,409
		25,550,654
Technology Hardware & Equipment: 2.3%
253,620	Astra Microwave Products Ltd. #	451,148
1,767,235	HCL Infosystems Ltd. * #	1,608,830
2,098,977	Redington India Ltd. #	5,734,156
263,403	Tejas Networks Ltd. * Reg S 144A	1,631,735
		9,425,869
Telecommunication Services: 2.4%
7,409,601	Himachal Futuristic Communications Ltd. * #	3,313,132
1,844,790	Mahanagar Telephone Nigam Ltd. * #	718,792
10,325,130	Reliance Communications Ltd. *	5,847,847
		9,879,771
Transportation: 5.5%
71,742	Dredging Corp. of India Ltd. * #	957,086
795,954	Gateway Distriparks Ltd.	2,938,648
316,966	Gati Ltd. #	672,352
8,863,251	GVK Power & Infrastructure Ltd. *	2,589,787
332,640	Jet Airways India Ltd. * #	4,325,999
2,546,310	Mercator Lines Ltd. #	1,569,051
440,756	Navkar Corp. Ltd. * Reg S 144A	1,296,494
1,250,306	Shipping Corp of India Ltd. * #	1,848,073
489,274	Snowman Logistics Ltd. * #	438,468
1,755,333	SpiceJet Ltd. * #	4,004,015
267,183	VRL Logistics Ltd. #	1,803,076
		22,443,049

See Notes to Financial Statements

39

VANECK VECTORS INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Number of Shares		Value

Utilities: 2.1%
44,386	Azure Power Global Ltd. (USD) *	$630,281
110,300	BF Utilities Ltd. * #	872,154
2,166,958	PTC India Ltd. #	4,020,831
326,394	VA Tech Wabag Ltd. #	3,115,255
		8,638,521
Total Common Stocks (Cost: $279,891,707)		404,212,704
Other assets less liabilities: 0.3%		1,033,188
NET ASSETS: 100.0%		$405,245,892

Definition:
USD	United States Dollar
Footnotes:
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $334,268,539 which represents 82.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $11,440 which represents 0.0% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $11,440, or 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,473,022, or 2.1% of net assets.

Restricted securities held by the Fund as of December 31, 2017 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Chennai Super Kings Cricket Ltd.	10/08/15	1,298,085	$35,108	$11,440	0.0%

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	18.1%	$73,102,711
Consumer Staples	7.5	30,140,299
Energy	1.5	6,198,348
Financials	12.8	51,923,934
Health Care	3.9	15,709,004
Industrials	23.7	95,755,758
Information Technology	8.7	34,976,523
Materials	15.8	63,654,176
Real Estate	3.7	15,105,813
Telecommunication Services	2.4	9,879,771
Utilities	1.9	7,766,367
	100.0%	$404,212,704

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$681,081	$8,165,781	$—	$8,846,862
Banks	—	30,527,620	—	30,527,620
Capital Goods	6,370,648	65,108,019	—	71,478,667
Consumer Durables & Apparel	2,738,016	24,914,061	—	27,652,077
Consumer Services	1,507,376	9,669,541	11,440	11,188,357
Consumer, Cyclical	—	788,989	—	788,989
Diversified Financials	4,354,318	17,041,996	—	21,396,314
Energy	—	6,198,348	—	6,198,348
Food, Beverage & Tobacco	408,614	26,985,868	—	27,394,482
Health Care Equipment & Services	3,255,383	—	—	3,255,383
Household & Personal Products	2,745,817	—	—	2,745,817
Materials	8,030,390	55,623,786	—	63,654,176
Media	12,656,023	6,594,563	—	19,250,586
Pharmaceuticals, Biotechnology	—	12,453,621	—	12,453,621
Real Estate	6,910,505	8,195,308	—	15,105,813
Retailing	1,865,069	4,472,659	—	6,337,728
Software & Services	3,486,133	22,064,521	—	25,550,654
Technology Hardware & Equipment	1,631,735	7,794,134	—	9,425,869
Telecommunication Services	5,847,847	4,031,924	—	9,879,771
Transportation	6,824,929	15,618,120	—	22,443,049
Utilities	630,281	8,008,240	—	8,638,521
Total	$69,944,165	$334,257,099	$11,440	$404,212,704

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $1,670,008 and transfers from Level 2 to Level 1 were $25,706,034. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

	Common Stocks
	Consumer Services	Materials
Balance as of December 31, 2016	$21,517	$43,410
Realized gain (loss)	—	1,188
Net change in unrealized appreciation (depreciation)	(10,077)	550
Purchases	—	—
Sales	—	(45,148)
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2017	$11,440	$—

See Notes to Financial Statements

41

VANECK VECTORS INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.4%
Automobiles & Components: 6.1%
6,150,500	Astra International Tbk PT #	$3,756,915
Banks: 29.6%
2,968,900	Bank Central Asia Tbk PT #	4,790,157
1,580,000	Bank Danamon Indonesia Tbk PT	809,361
6,341,302	Bank Mandiri Persero Tbk PT #	3,734,116
5,018,432	Bank Negara Indonesia Persero Tbk PT #	3,661,098
1,599,600	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	282,959
16,006,400	Bank Rakyat Indonesia Tbk PT	4,294,328
2,851,300	Bank Tabungan Negara Tbk PT	750,259
		18,322,278
Capital Goods: 1.9%
2,044,868	PP Persero Tbk PT #	397,032
3,106,488	Waskita Karya Persero Tbk PT #	505,931
2,113,245	Wijaya Karya Persero Tbk PT #	241,104
		1,144,067
Diversified Financials: 1.4%
1,227,250	First Pacific Company Ltd. #	833,756
Energy: 9.7%
10,765,000	Adaro Energy Tbk PT #	1,471,725
3,058,297	Banpu PCL (NVDR) #	1,827,975
1,029,969	United Tractors Tbk PT	2,687,371
		5,987,071
Food, Beverage & Tobacco: 11.2%
4,856,600	Charoen Pokphand Indonesia Tbk PT	1,073,875
265,500	First Resources Ltd. (SGD) #	370,713
3,343,000	Golden Agri-Resources Ltd. (SGD) #	923,633
310,800	Gudang Garam Tbk PT	1,919,664
1,491,500	Indofood Cbp Sukses Makmur Tbk PT #	978,324
2,955,100	Indofood Sukses Makmur Tbk PT	1,660,780
		6,926,989
Health Care Equipment & Services: 0.8%
3,917,697	Mitra Keluarga Karyasehat Tbk PT Reg S	522,648
Household & Personal Products: 5.1%
770,300	Unilever Indonesia Tbk PT	3,173,744
Materials: 7.9%
1,714,900	Chandra Asri Petrochemical Tbk PT	758,386
1,766,200	Indah Kiat Pulp and Paper Corp. Tbk PT #	702,761
1,239,000	Indocement Tunggal Prakarsa Tbk PT	2,004,500
1,956,400	Semen Gresik Persero Tbk PT	1,427,556
		4,893,203
Number of Shares		Value

Media: 1.1%
3,838,400	Surya Citra Media Tbk PT	$701,620
Pharmaceuticals, Biotechnology: 2.7%
13,541,600	Kalbe Farma Tbk PT	1,686,774
Real Estate: 4.7%
6,218,500	Bumi Serpong Damai Tbk PT	779,174
6,468,295	Ciputra Development Tbk PT	564,948
43,460,200	Hanson International Tbk PT *	352,358
9,152,300	Lippo Karawaci Tbk PT #	329,151
9,632,200	Pakuwon Jati Tbk PT	486,313
6,020,800	Summarecon Agung Tbk PT #	418,613
		2,930,557
Retailing: 4.9%
66,488	Jardine Cycle & Carriage Ltd. #	2,019,784
1,393,700	Matahari Department Store Tbk PT #	1,023,859
		3,043,643
Telecommunication Services: 9.7%
152,290	Telekomunikasi Indonesia Tbk PT (ADR)	4,906,784
1,190,200	Tower Bersama Infrastructure Tbk PT #	562,393
2,446,075	XL Axiata Tbk PT *	533,656
		6,002,833
Transportation: 1.1%
1,465,550	Jasa Marga Persero Tbk PT #	690,361
Utilities: 1.5%
7,016,400	Perusahaan Gas Negara Tbk PT #	903,747
Total Common Stocks (Cost: $67,987,717)		61,520,206
REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $354,163)
Real Estate: 0.5%
1,102,500	Lippo Malls Indonesia Retail Trust	329,991
MONEY MARKET FUND: 0.3% (Cost: $151,875)
151,875	Dreyfus Government Cash Management Fund – Institutional Shares	151,875
Total Investments: 100.2% (Cost: $68,493,755)		62,002,072
Liabilities in excess of other assets: (0.2)%		(138,171)
NET ASSETS: 100.0%		$61,863,901

See Notes to Financial Statements

42

Definitions:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar

Footnotes:

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,143,148 which represents 48.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	12.1%	$7,502,178
Consumer Staples	16.3	10,100,733
Energy	9.6	5,987,071
Financials	30.9	19,156,034
Health Care	3.6	2,209,422
Industrials	3.0	1,834,428
Materials	7.9	4,893,203
Real Estate	5.3	3,260,548
Telecommunication Services	9.7	6,002,833
Utilities	1.4	903,747
Money Market Fund	0.2	151,875
	100.0%	$62,002,072

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,756,915	$—	$3,756,915
Banks	6,136,907	12,185,371	—	18,322,278
Capital Goods	—	1,144,067	—	1,144,067
Diversified Financials	—	833,756	—	833,756
Energy	2,687,371	3,299,700	—	5,987,071
Food, Beverage & Tobacco	4,654,319	2,272,670	—	6,926,989
Health Care Equipment & Services	522,648	—	—	522,648
Household & Personal Products	3,173,744	—	—	3,173,744
Materials	4,190,442	702,761	—	4,893,203
Media	701,620	—	—	701,620
Pharmaceuticals, Biotechnology	1,686,774	—	—	1,686,774
Real Estate	2,182,793	747,764	—	2,930,557
Retailing	—	3,043,643	—	3,043,643
Telecommunication Services	5,440,440	562,393	—	6,002,833
Transportation	—	690,361	—	690,361
Utilities	—	903,747	—	903,747
Real Estate Investment Trust
Real Estate	329,991	—	—	329,991
Money Market Fund	151,875	—	—	151,875
Total	$31,858,924	$30,143,148	$—	$62,002,072

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $29,518,521. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

43

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 15.0%
277,972	Bank Hapoalim BM #	$2,046,067
374,444	Bank Leumi Le-Israel BM #	2,259,047
13,517	First International Bank of Israel Ltd.	280,958
303,908	Israel Discount Bank Ltd. * #	884,220
47,088	Mizrahi Tefahot Bank Ltd. #	869,366
5,568	Union Bank of Israel * #	31,080
		6,370,738
Capital Goods: 4.0%
12,395	Aeronautics Ltd. * #	38,925
5,261	Arotech Corp. *	18,677
5,899	Caesarstone Sdot-Yam Ltd. * †	129,778
8,905	Discount Investment Corp. † #	34,695
6,050	Elbit Systems Ltd. #	810,035
2,511	Elco Holdings Ltd. #	50,400
435	Electra Ltd. #	105,140
760	FMS Enterprises Migun Ltd.	27,868
18,401	Inrom Construction Industries Ltd. † #	87,368
222	Klil Industries Ltd. #	20,306
7,336	Kornit Digital Ltd. (USD) * †	118,476
759	Plasson Industries Ltd. #	38,133
27,537	Shapir Engineering and Industry Ltd. #	110,784
50,424	Shikun & Binui Ltd. #	112,517
		1,703,102
Commercial & Professional Services: 0.1%
54,411	Fluence Corp. Ltd. (AUD) * #	22,661
1,297	Pointer Telocation Ltd. (USD) *	24,124
		46,785
Consumer Durables & Apparel: 1.5%
37,425	Avgol Industries 1953 Ltd.	46,516
2,295	Delta-Galil Industries Ltd.	79,527
2,588	Electra Consumer Products Ltd. #	46,695
1,742	Fox Wizel Ltd. #	36,952
11,104	Maytronics Ltd. #	54,828
5,370	SodaStream International Ltd. (USD) *	377,726
		642,244
Consumer Services: 0.5%
56,567	888 Holdings Plc	215,560
Diversified Financials: 0.6%
7,401	Meitav DS Investments Ltd. #	26,124
19,349	Plus500 Ltd. (GBP) #	237,438
		263,562
Energy: 4.4%
402	Delek Energy Systems Ltd. #	150,224
1,228	Delek Group Ltd. #	198,816
19,210	Delek US Holdings, Inc.	671,197
2,347	Jerusalem Oil Exploration * #	143,341
8,940	Naphtha Israel Petroleum Corp. Ltd. #	63,671
429,506	Oil Refineries Ltd. #	205,680
2,619	Paz Oil Co. Ltd. #	453,507
		1,886,436
Food & Staples Retailing: 0.7%
1,883	Rami Levi Chain Stores Hashikma Marketing Ltd.	100,126
27,684	Shufersal Ltd.	184,206
		284,332
Number of Shares		Value

Food, Beverage & Tobacco: 0.7%
403	Neto ME Holdings Ltd. #	$38,883
11,399	Strauss Group Ltd.	244,814
		283,697
Health Care Equipment & Services: 1.8%
11,707	Mazor Robotics Ltd. * #	306,700
19,345	Mediterranean Towers Ltd. #	39,193
17,874	Novocure Ltd. (USD) *	361,055
47,600	Sisram Medical Ltd. (HKD) * Reg S 144A	39,883
		746,831
Insurance: 1.9%
7,885	Clal Insurance Enterprises Holdings Ltd. * #	142,114
2,935	Direct Insurance Financial	34,764
28,264	Harel Insurance Investments & Financial Services Ltd. #	207,265
1,940	IDI Insurance Co. Ltd. #	129,996
5,673	Menorah Mivtachim Holdings Ltd. #	71,916
84,750	Migdal Irlopeznsurance & Financial Holding Ltd. #	95,083
22,947	Phoenix Holdings Ltd. * #	125,801
		806,939
Materials: 3.7%
9,513	Frutarom Industries Ltd. #	893,496
133,902	Israel Chemicals Ltd. #	543,446
928	Israel Corp. Ltd. * #	157,347
		1,594,289
Media: 0.1%
10,349	Taptica international Ltd. (GBP) †	65,098
Pharmaceuticals, Biotechnology: 20.3%
23,007	BioLine RX Ltd. (ADR) *	25,078
11,879	Compugen Ltd. (USD) * †	29,698
3,476	Enzymotec Ltd. (USD) * †	41,191
8,003	Foamix Pharmaceuticals Ltd. (USD) *	48,098
6,015	Intec Pharma Ltd. * #	31,032
8,083	Kamada Ltd. * #	37,951
87,178	Opko Health, Inc. * †	427,172
34,086	Perrigo Co. Plc (USD)	2,970,936
23,474	Pluristem Therapeutics, Inc. (USD) * †	32,394
34,881	Protalix BioTherapeutics, Inc. (USD) *	23,063
3,907	Redhill Biopharma Ltd. (ADR) * †	20,082
2,776	Taro Pharmaceutical Industries Ltd. (USD) *	290,675
238,823	Teva Pharmaceutical Industries Ltd. #	4,527,118
2,824	UroGen Pharma Ltd. (USD) *	105,081
2,931	Vascular Biogenics Ltd. (USD) * †	20,810
		8,630,379
Real Estate: 6.1%
3,186	Africa Israel Properties Ltd. *	78,814
18,862	Airport City Ltd. * #	236,612
42,863	Alony Hetz Properties & Investments Ltd. #	460,443
1,827	Alrov Properties and Lodgings Ltd. #	57,996
31,327	Amot Investments Ltd. #	188,050
8,749	Ashtrom Properties Ltd.	45,488
9,541	Azrieli Group Ltd. #	534,425
265	Bayside Land Corp.	132,361

See Notes to Financial Statements

44

Number of Shares		Value

Real Estate: (continued)
1,193	Big Shopping Centers Ltd. #	$83,101
1,276	Blue Square Real Estate Ltd. #	53,401
21,607	Gazit-Globe Ltd. #	230,020
36,666	Industrial Buildings Corp. * † #	57,340
62,515	Jerusalem Economy Ltd. * #	173,104
4,179	Melisron Ltd. #	197,909
579	Property & Building Corp. #	58,125
		2,587,189
Retailing: 0.3%
6,812	Carasso Motors Ltd. #	50,779
9,403	Delek Automotive Systems Ltd. #	70,305
		121,084
Semiconductor: 5.7%
5,009	Camtek Ltd. (USD)	28,651
5,635	Ceva, Inc. *	260,055
5,029	DSP Group, Inc. *	62,862
11,682	Mellanox Technologies Ltd. (USD) * †	755,825
7,267	Nova Measuring Instruments Ltd. * #	188,473
8,041	SolarEdge Technologies, Inc. (USD) *	301,940
24,419	Tower Semiconductor Ltd. (USD) * †	832,200
		2,430,006
Software & Services: 24.3%
7,873	Allot Communications Ltd. (USD) *	41,963
38,431	Amdocs Ltd.	2,516,462
3,867	Attunity Ltd. (USD) * †	26,992
31,869	Check Point Software Technologies Ltd. (USD) *	3,302,266
8,794	CyberArk Software Ltd. (USD) *	363,984
1,353	ForeScout Technologies, Inc. *	43,147
2,125	Formula Systems Ltd.	87,959
3,485	Hilan Ltd.	78,260
8,240	Imperva, Inc. *	327,128
14,036	LivePerson, Inc. *	161,414
6,028	Magic Software Enterprises Ltd. (USD) †	50,937
7,890	Matrix IT Ltd. #	99,368
15,862	NICE Systems Ltd. #	1,452,753
11,711	Perion Network Ltd. (USD) *	11,828
12,110	SafeCharge International Group Ltd.	48,490
5,592	Sapiens International Corp. NV (USD) †	64,420
5,661	Varonis Systems, Inc. *	274,842
16,413	Verint Systems, Inc. *	686,884
9,780	Wix.com Ltd. (USD) * †	562,839
50,787	XLMedia Plc	135,687
		10,337,623
Technology Hardware & Equipment: 3.5%
5,960	AudioCodes Ltd. (USD) *	43,866
15,876	Ceragon Networks Ltd. (USD) *	31,434
5,989	Gilat Satellite Networks Ltd. * #	46,722
4,281	Ituran Location and Control Ltd. (USD)	146,410
2,914	Magal Security Systems Ltd. (USD) * †	14,745
11,472	Orbotech Ltd. (USD) *	576,353
2,638	RADCOM Ltd. (USD) * †	52,364
9,644	Radware Ltd. (USD) *	187,094
1,436	Silicom Ltd. (USD)	100,678
12,164	Stratasys Ltd. * †	242,793
22,076	Telit Communications Plc (GBP) † #	44,577
		1,487,036
Number of Shares		Value

Telecommunication Services: 2.9%
531,572	Bezeq The Israeli Telecommunication Corp. Ltd.	$805,401
14,043	Cellcom Israel Ltd. * #	145,020
30,562	Partner Communications Co. Ltd. *	191,120
160,807	Sky And Space Global Ltd. * †	22,011
4,859	Space Communication Ltd. * #	27,356
53,828	Suny Cellular Communication Ltd. * #	34,577
		1,225,485
Transportation: 0.1%
72,272	El Al Israel Airlines #	30,073
Utilities: 1.8%
30,833	Energix-Renewable Energies Ltd. * #	30,233
79,275	Enlight Renewable Energy Ltd. * #	39,923
4,132	Kenon Holdings Ltd. * #	88,299
9,686	Ormat Technologies, Inc.	619,517
		777,972
Total Common Stocks (Cost: $42,507,662)		42,536,460

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.6%
Repurchase Agreements: 5.6%
$1,000,000	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $1,000,157; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $1,000,159; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
379,313	Repurchase agreement dated 12/29/17 with Mizuho Securities USA, Inc., 1.38%, due 1/2/18, proceeds $379,371; (collateralized by various U.S. government and agency obligations, 0.00% to 2.13%, due 7/19/18 to 9/30/24, valued at $386,899 including accrued interest)	379,313
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,379,313)		2,379,313
Total Investments: 105.6% (Cost: $44,886,975)		44,915,773
Liabilities in excess of other assets: (5.6)%		(2,395,213)
NET ASSETS: 100.0%		$42,520,560

See Notes to Financial Statements

45

VANECK VECTORS ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,288,965.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $21,164,345 which represents 49.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $39,883, or 0.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.5%	$1,043,986
Consumer Staples	1.3	568,029
Energy	4.4	1,886,436
Financials	17.5	7,441,239
Health Care	22.0	9,377,210
Industrials	4.2	1,779,960
Information Technology	33.5	14,254,665
Materials	3.8	1,594,289
Real Estate	6.1	2,587,189
Telecommunication Services	2.9	1,225,485
Utilities	1.8	777,972
	100.0%	$42,536,460

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$280,958	$6,089,780	$—	$6,370,738
Capital Goods	294,799	1,408,303	—	1,703,102
Commercial & Professional Services	24,124	22,661	—	46,785
Consumer Durables & Apparel	503,769	138,475	—	642,244
Consumer Services	215,560	—	—	215,560
Diversified Financials	—	263,562	—	263,562
Energy	671,197	1,215,239	—	1,886,436
Food & Staples Retailing	284,332	—	—	284,332
Food, Beverage & Tobacco	244,814	38,883	—	283,697
Health Care Equipment & Services	400,938	345,893	—	746,831
Insurance	34,764	772,175	—	806,939
Materials	—	1,594,289	—	1,594,289
Media	65,098	—	—	65,098
Pharmaceuticals, Biotechnology	4,034,278	4,596,101	—	8,630,379
Real Estate	256,663	2,330,526	—	2,587,189
Retailing	—	121,084	—	121,084
Semiconductor	2,241,533	188,473	—	2,430,006
Software & Services	8,785,502	1,552,121	—	10,337,623
Technology Hardware & Equipment	1,395,737	91,299	—	1,487,036
Telecommunication Services	1,018,532	206,953	—	1,225,485
Transportation	—	30,073	—	30,073
Utilities	619,517	158,455	—	777,972
Repurchase Agreements	—	2,379,313	—	2,379,313
Total	$21,372,115	$23,543,658	$—	$44,915,773

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $484,935 and transfers from Level 2 to Level 1 were $2,365,135 These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

46

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 32.5%
25,174	Alior Bank SA * #	$574,599
11,781	Bank Handlowy w Warszawie SA	277,607
153,122	Bank Millennium SA * † #	393,359
31,633	Bank Pekao SA #	1,176,802
7,476	Bank Zachodni WBK SA #	851,104
8,446	ING Bank Slaski SA * † #	499,080
3,815	mBank SA * † #	509,474
118,668	PKO Bank Polski SA * #	1,509,187
		5,791,212
Consumer Durables & Apparel: 8.2%
333	LPP SA	853,871
7,344	NG2 SA #	601,607
		1,455,478
Diversified Financials: 2.0%
4,867	Kruk SA	366,272
Energy: 15.3%
31,337	Grupa Lotos SA #	519,393
42,281	Polski Koncern Naftowy Orlen SA #	1,287,396
508,649	Polskie Gornictwo Naftowe I Gazownictwo SA	920,744
		2,727,533
Food & Staples Retailing: 5.5%
28,106	Eurocash SA †	214,103
39,288	Jeronimo Martins, SGPS SA (EUR) #	763,590
		977,693
Insurance: 6.4%
94,184	Powszechny Zaklad Ubezpieczen SA #	1,141,235
Materials: 9.3%
19,055	Jastrzebska Spolka Weglowa SA * #	526,430
35,706	KGHM Polska Miedz SA #	1,138,985
		1,665,415
Media: 2.3%
56,422	Cyfrowy Polsat SA	403,664
Real Estate: 4.6%
47,503	NEPI Rockcastle Plc (ZAR)	819,484
Software & Services: 4.6%
19,757	Asseco Poland SA #	249,656
20,800	CD Projekt SA	580,638
		830,294
Number of Shares		Value

Telecommunication Services: 2.2%
231,919	Orange Polska SA * #	$386,053
Utilities: 7.0%
273,745	Polska Grupa Energetyczna SA * #	947,802
341,313	Tauron Polska Energia SA * #	299,195
		1,246,997
Total Common Stocks (Cost: $17,728,591)		17,811,330
MONEY MARKET FUND: 2.1% (Cost: $364,766)
364,766	Dreyfus Government Cash Management Fund — Institutional Shares	364,766
Total Investments Before Collateral for Securities Loaned: 102.0% (Cost: $18,093,357)		18,176,096

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 4.6% (Cost: $821,121)
Repurchase Agreement: 4.6%
$821,121	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $821,251; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $837,544 including accrued interest)	821,121
Total Investments: 106.6% (Cost: $18,914,478)		18,997,217
Liabilities in excess of other assets: (6.6)%		(1,172,858)
NET ASSETS: 100.0%		$17,824,359

See Notes to Financial Statements

47

VANECK VECTORS POLAND ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
EUR	Euro
ZAR	South African Rand
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $772,783.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $13,374,947 which represents 75.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	10.2%	$1,859,142
Consumer Staples	5.4	977,693
Energy	15.0	2,727,533
Financials	40.1	7,298,719
Information Technology	4.6	830,294
Materials	9.2	1,665,415
Real Estate	4.5	819,484
Telecommunication Services	2.1	386,053
Utilities	6.9	1,246,997
Money Market Fund	2.0	364,766
	100.0%	$18,176,096

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$277,607	$5,513,605	$—	$5,791,212
Consumer Durables & Apparel	853,871	601,607	—	1,455,478
Diversified Financials	366,272	—	—	366,272
Energy	920,744	1,806,789	—	2,727,533
Food & Staples Retailing	214,103	763,590	—	977,693
Insurance	—	1,141,235	—	1,141,235
Materials	—	1,665,415	—	1,665,415
Media	403,664	—	—	403,664
Real Estate	819,484	—	—	819,484
Software & Services	580,638	249,656	—	830,294
Telecommunication Services	—	386,053	—	386,053
Utilities	—	1,246,997	—	1,246,997
Money Market Fund	364,766	—	—	364,766
Repurchase Agreement	—	821,121	—	821,121
Total	$4,801,149	$14,196,068	$—	$18,997,217

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $2,793,131. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 95.5%
Banks: 12.2%
8,704,591	Sberbank of Russia (ADR) #	$146,720,582
37,308,586	VTB Bank OJSC (GDR) # Reg S	67,827,084
7,358,060,000	VTB Bank PJSC #	6,040,967
		220,588,633
Diversified Financials: 2.3%
21,801,675	Moscow Exchange MICEX-RTS PJSC #	41,169,869
Energy: 34.5%
2,168,476	Lukoil PJSC (ADR) #	123,550,896
838,066	Novatek OAO (GDR) # Reg S	100,649,153
31,608,353	OAO Gazprom (ADR) #	138,947,064
16,330,553	Rosneft Oil Co. (GDR) # Reg S	81,258,546
14,483,951	Surgutneftegas OJSC (ADR) #	67,988,593
2,253,690	Tatneft PJSC (ADR) #	110,987,050
		623,381,302
Food & Staples Retailing: 10.1%
4,660,357	Lenta Ltd. (GDR) * # Reg S	27,007,873
3,401,842	Magnit OAO (GDR) # Reg S	92,585,719
1,673,526	X5 Retail Group NV (GDR) * Reg S	63,209,077
		182,802,669
Materials: 17.5%
40,608,093	Alrosa PJSC #	52,861,707
6,184,253	MMC Norilsk Nickel PJSC (ADR) #	115,396,912
1,555,043	Novolipetsk Steel (GDR) # Reg S	39,455,237
1,638,216	PhosAgro OAO (GDR) # Reg S	25,048,298
3,208,122	Polymetal International (GBP) #	39,850,852
2,852,860	Severstal OAO (GDR) # Reg S	43,656,943
		316,269,949
Number of Shares		Value

Software & Services: 7.1%
1,691,253	Mail.ru Group Ltd. (GDR) * # Reg S	$48,553,645
2,457,000	Yandex NV (USD) *	80,466,750
		129,020,395
Telecommunication Services: 8.7%
1,910,327	MegaFon PJSC (GDR) Reg S	17,670,525
7,775,347	Mobile TeleSystems OJSC (ADR)	79,230,786
2,505,397	Rostelecom OJSC (ADR) #	16,277,529
2,816,839	Sistema JSFC (GDR) # Reg S	11,766,632
8,269,791	VEON Ltd. (ADR)	31,755,997
		156,701,469
Utilities: 3.1%
575,633,410	Inter Rao Ues PJSC #	33,916,896
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # § ∞	250,487
18,665,113	RusHydro PJSC (ADR) #	22,194,163
		56,361,546
Total Common Stocks (Cost: $1,827,828,024)		1,726,295,832
PREFERRED STOCK: 4.4% (Cost: $52,494,803)
Energy: 4.4%
25,220	AK Transneft OAO, 4.59% #	78,666,575
Total Investments: 99.9% (Cost: $1,880,322,827)		1,804,962,407
Other assets less liabilities: 0.1%		1,745,306
NET ASSETS: 100.0%		$1,806,707,713

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,532,629,272 which represents 84.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $250,487 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

49

VANECK VECTORS RUSSIA ETF

SCHEDULE OF INVESTMENTS

 (continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	10.1%	$182,802,669
Energy	38.9	702,047,877
Financials	14.5	261,758,502
Information Technology	7.2	129,020,395
Materials	17.5	316,269,949
Telecommunication Services	8.7	156,701,469
Utilities	3.1	56,361,546
	100.0%	$1,804,962,407

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$220,588,633	$—	$220,588,633
Diversified Financials	—	41,169,869	—	41,169,869
Energy	—	623,381,302	—	623,381,302
Food & Staples Retailing	63,209,077	119,593,592	—	182,802,669
Materials	—	316,269,949	—	316,269,949
Software & Services	80,466,750	48,553,645	—	129,020,395
Telecommunication Services	128,657,308	28,044,161	—	156,701,469
Utilities	—	56,111,059	250,487	56,361,546
Preferred Stock*	—	78,666,575	—	78,666,575
Total	$272,333,135	$1,532,378,785	$250,487	$1,804,962,407

*	See Schedule of Investments for industry breakouts.

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $215,316,008. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
Utilities
Balance as of December 31, 2016	$257,935
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(7,448)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2017	$250,487

See Notes to Financial Statements

50

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 4.4%
135,858	TCS Group Holding Plc (GDR) Reg S	$2,560,923
Consumer Services: 1.4%
7,190,000	Summit Ascent Holdings Ltd. *	818,582
Diversified Financials: 8.5%
243,063	Safmar Financial Investment *	3,111,578
244,866	Vostok New Ventures Ltd. (SDR) * #	1,865,222
		4,976,800
Energy: 4.2%
527,201	OAO TMK (GDR) Reg S	2,440,941
Food & Staples Retailing: 5.0%
356,490	DIXY Group PJSC * #	2,014,383
366,151	O’Key Group SA (GDR) # Reg S	913,349
		2,927,732
Food, Beverage & Tobacco: 3.5%
204,571	Ros Agro Plc (GDR) Reg S	2,025,253
Household & Personal Products: 4.5%
63,452	Oriflame Holding AG (SEK) #	2,619,971
Materials: 16.2%
1,261,284	Highland Gold Mining Ltd. (GBP) #	2,912,036
19,306,000	IRC Ltd. * #	640,393
637,260	Mechel PJSC (ADR) *	3,351,988
11,688,826	Petropavlovsk Plc (GBP) * #	1,218,525
861,200	Raspadskaya OJSC * #	1,327,427
		9,450,369
Media: 4.1%
971,043	ITE Group Plc (GBP)	2,387,428
Number of Shares		Value

Real Estate: 11.8%
802,795	Etalon Group Ltd. (GDR) # Reg S	$2,414,763
1,296,864	LSR Group PJSC (GDR) Reg S	3,559,892
1,348,339	Raven Russia Ltd. (GBP) * #	918,394
		6,893,049
Retailing: 6.3%
513,713	M.Video PJSC * #	3,697,126
Software & Services: 5.5%
183,842	Qiwi Plc (ADR)	3,185,982
Telecommunication Services: 8.2%
1,145,343	Sistema JSFC (GDR) # Reg S	4,784,381
Transportation: 4.4%
273,310	Globaltrans Investment Plc (GDR)	2,566,381
Utilities: 12.0%
52,675,800	Mosenergo PJSC	2,399,488
202,886,600	OGK-2 PJSC #	1,569,936
68,636,000	Unipro PJSC	3,015,042
		6,984,466
Total Common Stocks (Cost: $58,481,628)		58,319,384
MONEY MARKET FUND: 0.3% (Cost: $164,517)
164,517	Dreyfus Government Cash Management Fund — Institutional Shares	164,517
Total Investments: 100.3% (Cost: $58,646,145)		58,483,901
Liabilities in excess of other assets: (0.3)%		(171,533)
NET ASSETS: 100.0%		$58,312,368

Definitions:
ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt
SEK	Swedish Krona
Footnotes:
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,895,906 which represents 46.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

51

VANECK VECTORS RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	11.8%	$6,903,136
Consumer Staples	12.9	7,572,956
Energy	4.2	2,440,941
Financials	12.9	7,537,723
Industrials	4.4	2,566,381
Information Technology	5.4	3,185,982
Materials	16.2	9,450,369
Real Estate	11.8	6,893,049
Telecommunication Services	8.2	4,784,381
Utilities	11.9	6,984,466
Money Market Fund	0.3	164,517
	100.0%	$58,483,901

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock
Banks	$2,560,923	$—	$—	$2,560,923
Consumer Services	818,582	—	—	818,582
Diversified Financials	3,111,578	1,865,222	—	4,976,800
Energy	2,440,941	—	—	2,440,941
Food & Staples Retailing	—	2,927,732	—	2,927,732
Food, Beverage & Tobacco	2,025,253	—	—	2,025,253
Household & Personal Products	—	2,619,971	—	2,619,971
Materials	3,351,988	6,098,381	—	9,450,369
Media	2,387,428	—	—	2,387,428
Real Estate	3,559,892	3,333,157	—	6,893,049
Retailing	—	3,697,126	—	3,697,126
Software & Services	3,185,982	—	—	3,185,982
Telecommunication Services	—	4,784,381	—	4,784,381
Transportation	2,566,381	—	—	2,566,381
Utilities	5,414,530	1,569,936	—	6,984,466
Money Market Fund	164,517	—	—	164,517
Total	$31,587,995	$26,895,906	$—	$58,483,901

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $6,004,044 and transfers from Level 2 to Level 1 were $29,008,336. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.8%
Automobiles & Components: 0.0%
3	Danang Rubber JSC	$3
Banks: 8.1%
8,528,702	Bank for Foreign Trade of Vietnam JSC #	20,374,874
14,038,402	Saigon Thuong Tin Commercial JSB *	7,943,699
22	Saigon-Hanoi Commercial Joint Stock Bank *	9
		28,318,582
Capital Goods: 12.8%
3,452,788	FLC Faros Construction JSC * #	27,503,546
9,040,950	Hoang Huy Investment Financial Services JSC	8,420,278
3	Hoang Huy Investment Services JSC	1
1	Tan Tao Investment Industry Corp. *	0
9,167,997	Viet Nam Construction & Import-Export JSC	8,801,019
		44,724,844
Consumer Durables & Apparel: 12.5%
1,585,160	Eclat Textile Co. Ltd. #	15,792,425
559,973	Hansae Co. Ltd. #	14,064,288
14,100,000	Regina Miracle International Holdings Ltd. † # Reg S 144A	13,870,543
		43,727,256
Diversified Financials: 5.9%
17,805,004	HAGL JSC * #	5,765,301
6	Ocean Group JSC * #	0
11,692,041	Saigon Securities, Inc. #	14,822,634
		20,587,935
Energy: 4.1%
68	PetroVietnam Construction Co. *	7
5	PetroVietnam Drilling & Well Services JSC * #	5
2	PetroVietnam Transportation Corp. #	2
9,332,110	Soco International Plc #	14,123,490
		14,123,504
Food, Beverage & Tobacco: 19.1%
3,414,880	Kinh Do Corp.	5,939,837
6,596,660	Masan Group Corp. #	22,247,699
11,561,205	Thanh Thanh Cong Tay Ninh JSC *	10,589,329
3,053,630	Vietnam Dairy Products JSC	28,049,990
		66,826,855
Health Care Equipment & Services: 4.6%
523,000	MANI, Inc. #	15,913,769
Insurance: 3.2%
3,883,966	Bao Viet Holdings	11,168,390
Materials: 7.0%
7,083,948	Hoa Phat Group JSC *	14,614,601
4,177,007	Hoa Sen Group	4,506,437
5,685,640	PetroVietnam Fertilizer & Chemical JSC	5,382,943
		24,503,981
Number of Shares		Value

Real Estate: 14.5%
2	FLC Group JSC *	$1
7,918,330	No Va Land Investment Group Corp. *	22,699,515
8,156,962	Vingroup JSC * #	27,732,514
		50,432,030
Technology Hardware & Equipment: 6.3%
322,166	Mcnex Co. Ltd. * #	6,231,912
3,399,612	Synopex, Inc. ‡ * #	15,851,688
		22,083,600
Transportation: 0.0%
9	Gemadept Corp. *	16
Utilities: 1.7%
4,033,139	PetroVietnam Nhon Trach 2 Power JSC	5,949,630
Total Common Stocks (Cost: $272,888,140)		348,360,395
MONEY MARKET FUND: 0.0% (Cost: $45,751)
45,751	Dreyfus Government Cash Management Fund — Institutional Shares	45,751
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $272,933,891)		348,406,146

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.1% (Cost: $315,371)
Repurchase Agreement: 0.1%
$315,371	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $315,421; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $321,678 including accrued interest)	315,371
Total Investments: 99.9% (Cost: $273,249,262)		348,721,517
Other assets less liabilities: 0.1%		307,495
NET ASSETS: 100.0%		$349,029,012

See Notes to Financial Statements

53

VANECK VECTORS VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $295,118.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $214,294,690 which represents 61.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $13,870,543, or 4.0% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2017 is set forth below:

Affiliates	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Change in Net Unrealized Gain (Loss)	Value 12/31/17
Synopex, Inc.	$—	$16,068,535	$(140,016)	$4,833	$—	$(81,664)	$15,851,688

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	12.6%	$43,727,259
Consumer Staples	19.2	66,826,855
Energy	4.1	14,123,504
Financials	17.2	60,074,907
Health Care	4.6	15,913,769
Industrials	12.8	44,724,860
Information Technology	6.3	22,083,600
Materials	7.0	24,503,981
Real Estate	14.5	50,432,030
Utilities	1.7	5,949,630
Money Market Fund	0.0	45,751
	100.0%	$348,406,146

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$3	$—	$—	$3
Banks	7,943,708	20,374,874	—	28,318,582
Capital Goods	17,221,298	27,503,546	—	44,724,844
Consumer Durables & Apparel	—	43,727,256	—	43,727,256
Diversified Financials	—	20,587,935	—	20,587,935
Energy	7	14,123,497	—	14,123,504
Food, Beverage & Tobacco	44,579,156	22,247,699	—	66,826,855
Health Care Equipment & Services	—	15,913,769	—	15,913,769
Insurance	11,168,390	—	—	11,168,390
Materials	24,503,981	—	—	24,503,981
Real Estate	22,699,516	27,732,514	—	50,432,030
Technology Hardware & Equipment	—	22,083,600	—	22,083,600
Transportation	16	—	—	16
Utilities	5,949,630	—	—	5,949,630
Money Market Fund	45,751	—	—	45,751
Repurchase Agreement	—	315,371	—	315,371
Total	$134,111,456	$214,610,061	$—	$348,721,517

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $32,210,126 and transfers from Level 2 to Level 1 were $90,220,134. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

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55

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF

Assets:
Investments, at value (1) (2)	$75,565,464	$108,327,882	$95,000,172	$23,265,197
Short-term investments held as collateral for securities loaned (3)	2,314,024	3,634	—	—
Cash	—	—	—	—
Cash denominated in foreign currency, at value (4)	—	436,546	1,684,812 (b)	439,086 (c)
Receivables:
Investment securities sold	1,275,463	—	—	1,677,009
Shares sold	13,458	10,172	—	—
Due from Adviser	—	—	—	17,634
Dividends and Interest	3,664	178,476	82	—
Prepaid expenses	341	468	432	119
Total assets	79,172,414	108,957,178	96,685,498	25,399,045

Liabilities:
Payables:
Investment securities purchased	6,052	9,116	15,322	2,109,600
Collateral for securities loaned	2,314,024	3,634	—	—
IRS compliance fee for foreign withholding tax claims (See Note 13)	—	—	—	—
Line of credit	1,062,733	195,786	2,153,524	222,719
Shares redeemed	—	—	2,990	—
Due to Adviser	9,822	44,830	41,780	—
Due to custodian	8,677	106,300	—	355,793
Deferred Trustee fees	9,542	34,267	3,555	347
Accrued expenses	83,686	78,999	147,364	97,519
Total liabilities	3,494,536	472,932	2,364,535	2,785,978
NET ASSETS	$75,677,878	$108,484,246	$94,320,963	$22,613,067
Shares outstanding	3,050,000	4,650,000	1,950,000	650,000
Net asset value, redemption and offering price per share	$24.81	$23.33	$48.37	$34.79

Net assets consist of:
Aggregate paid in capital	$116,014,608	$253,143,525	$73,088,601	$25,277,846
Net unrealized appreciation (depreciation)	17,363,274	31,257,062	24,559,680	6,178,502
Undistributed (accumulated) net investment income (loss)	(737,020)	11,035	(53,102)	(45,160)
Accumulated net realized loss	(56,962,984)	(175,927,376)	(3,274,216)	(8,798,121)
	$75,677,878	$108,484,246	$94,320,963	$22,613,067
(1) Value of securities on loan	$2,210,599	$3,541	$—	$—
(2) Cost of investments	$58,206,639	$77,065,791	$70,489,523	$17,089,095
(3) Cost of short-term investments held as collateral for securities loaned	$2,314,024	$3,634	$—	$—
(4) Cost of cash denominated in foreign currency	$—	$437,662	$1,635,781	$436,686

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $8,354 on foreign investor minimum settlement reserve funds (See Note 2J).
(c)	Includes $6,305 on foreign investor minimum settlement reserve funds (See Note 2J).

See Notes to Financial Statements

56

Egypt Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$77,625,244	$404,212,704	$62,002,072	$42,536,460	$18,176,096	$1,804,962,407	$58,483,901
277,112	—	—	2,379,313	821,121	—	—
—	—	—	—	—	898,686	—
121,306	623,453	—	534	—	—	49,394

—	—	—	298,687	—	—	49,291
16,037	—	—	—	—	—	—
39,229	—	—	14,979	13,968	—	—
101,045	5,473,362	28,843	17,179	8,685	10,644,440	386,029
304	1,602	377	225	99	9,567	273
78,180,277	410,311,121	62,031,292	45,247,377	19,019,969	1,816,515,100	58,968,888

1,365,826	299,289	—	7,169	—	2,464,495	104,282
277,112	—	—	2,379,313	821,121	—	—
—	—	—	—	320,945	—	—
—	—	—	—	—	4,799,504	230,216
—	—	—	—	—	2,471	—
—	162,571	15,952	—	—	758,713	22,101
—	4,341,150	—	285,541	—	—	164,910
4,187	9,833	27,910	2,067	2,820	144,259	2,084
73,724	252,386	123,529	52,727	50,724	1,637,945	132,927
1,720,849	5,065,229	167,391	2,726,817	1,195,610	9,807,387	656,520
$76,459,428	$405,245,892	$61,863,901	$42,520,560	$17,824,359	$1,806,707,713	$58,312,368
2,324,974	5,924,967	2,500,000	1,400,000	900,000	85,450,000	1,433,318

$32.89	$68.40	$24.75	$30.37	$19.80	$21.14	$40.68

$100,811,705	$306,856,488	$169,089,343	$46,995,740	$36,302,539	$3,301,289,195	$61,795,824
12,293,191	124,322,275	(6,491,683)	28,828	83,242	(75,360,420)	(159,640)
(1,497,593)	(1,515,728)	165,519	(171,938)	(340,127)	26,803	(64,830)
(35,147,875)	(24,417,143)	(100,899,278)	(4,332,070)	(18,221,295)	(1,419,247,865)	(3,258,986)
$76,459,428	$405,245,892	$61,863,901	$42,520,560	$17,824,359	$1,806,707,713	$58,312,368
$262,665	$—	$—	$2,288,965	$772,783	$—	$—
$65,331,361	$279,891,707	$68,493,755	$42,507,662	$18,093,357	$1,880,322,827	$58,646,145
$277,112	$—	$—	$2,379,313	$821,121	$—	$—
$120,637	$622,177	$—	$534	$—	$—	$49,394

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017 (continued)

Vietnam ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$332,554,458
Affiliated issuers (3)	15,851,688
Short-term investments held as collateral for securities loaned (4)	315,371
Cash denominated in foreign currency, at value (5)	1,579,232
Receivables:
Dividends	967,035
Prepaid expenses	1,434
Total assets	351,269,218

Liabilities:
Payables:
Collateral for securities loaned	315,371
Line of credit	955,493
Due to Adviser	143,109
Due to custodian	45,751
Distribution to shareholders	500,000
Deferred Trustee fees	34,174
Accrued expenses	246,308
Total liabilities	2,240,206
NET ASSETS	$349,029,012
Shares outstanding	20,000,000
Net asset value, redemption and offering price per share	$17.45

Net assets consist of:
Aggregate paid in capital	$540,797,037
Net unrealized appreciation	75,475,101
Accumulated net investment loss	(154,938)
Accumulated net realized loss	(267,088,188)
$349,029,012
(1) Value of securities on loan	$295,118
(2) Cost of investments – Unaffiliated issuers	$257,000,539
(3) Cost of investments – Affiliated issuers	$15,933,352
(4) Cost of short-term investments held as collateral for securities loaned	$315,371
(5) Cost of cash denominated in foreign currency	$1,577,123

See Notes to Financial Statements

58

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59

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF

Income:
Dividends	$2,034,844	$2,946,444	$1,882,549	$209,101
Interest	—	—	313	115
Securities lending income	20,145	20,799	—	—
Foreign taxes withheld	(209,049)	(22,311)	(195,558)	(23,797)
Foreign withholding tax claims (see Note 13)	—	—	—	—
	1,845,940	2,944,932	1,687,304	185,419
Less: IRS compliance fee for foreign withholding tax claims (See Note 13)	—	—	—	—
Total income	1,845,940	2,944,932	1,687,304	185,419

Expenses:
Management fees	358,775	516,974	484,677	117,639
Professional fees	66,965	63,747	112,026	93,592
Insurance	801	1,061	887	363
Trustees’ fees and expenses	978	606	907	384
Reports to shareholders	28,578	27,500	22,523	31,799
Indicative optimized portfolio value fee	6,254	2,394	6,288	4,467
Custodian fees	99,654	61,350	56,165	31,860
Registration fees	3,046	5,047	5,107	5,062
Transfer agent fees	2,400	2,400	2,400	2,400
Fund accounting fees	6,925	5,822	27,048	10,543
Interest	42,453	12,706	56,070	10,564
Other	9,959	9,280	22,394	16,195
Total expenses	626,788	708,887	796,492	324,868
Waiver of management fees	(24,647)	(86,152)	(42,487)	(117,639)
Expenses assumed by the Adviser	—	—	—	(13,147)
Net expenses	602,141	622,735	754,005	194,082
Net investment income (loss)	1,243,799	2,322,197	933,299	(8,663)

Net realized gain (loss) on:
Investments	1,311,636	16,673,144	416,675	(123,385)
In-kind redemptions	1,596,617	936,340	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(716,545)	(80,776)	85,177	7,277
Net realized gain (loss)	2,191,708	17,528,708	501,852	(116,108)

Net change in unrealized appreciation (depreciation) on:
Investments	13,243,855	20,109,135	25,131,903	4,170,839
Foreign currency transactions and foreign denominated assets and liabilities	2,936	(9,405)	54,512	3,210
Net change in unrealized appreciation (depreciation)	13,246,791	20,099,730	25,186,415	4,174,049
Net Increase in Net Assets Resulting from Operations	$16,682,298	$39,950,635	$26,621,566	$4,049,278

(a)	Represents consolidated Statement of Operations.

See Notes to Financial Statements

60

Egypt Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Israel ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

$2,351,510	$2,256,367	$1,963,296	$752,935	$363,605	$104,502,601	$2,614,963
—	—	—	—	—	—	—
5,207	—	766	60,069	21,880	—	—
(202,242)	(4,900)	(353,385)	(145,674)	(63,278)	(14,590,270)	(191,889)
—	—	—	—	413,347	—	—
2,154,475	2,251,467	1,610,677	667,330	735,554	89,912,331	2,423,074

—	—	—	—	(320,945)	—	—
2,154,475	2,251,467	1,610,677	667,330	414,609	89,912,331	2,423,074

285,564	1,478,563	383,740	204,536	90,200	11,079,041	334,853
77,548	203,370	59,815	59,974	67,837	102,603	50,679
464	2,813	1,043	462	169	20,589	615
681	10,434	511	612	345	37,408	489
14,319	33,451	26,918	16,856	15,807	116,522	16,918
4,994	6,287	6,287	4,994	4,994	1,500	4,772
214,530	172,071	54,371	63,226	27,139	4,306,161	110,494
5,048	14,998	5,048	5,061	5,048	23,183	5,048
2,400	4,800	2,400	2,400	2,400	1,102	2,400
3,578	48,736	7,095	6,289	2,209	130,061	5,062
2,835	55,959	1,027	1,065	10,097	159,675	5,450
9,529	106,243	12,902	10,045	9,997	66,571	10,849
621,490	2,137,725	561,157	375,520	236,242	16,044,416	547,629
(81,793)	—	(122,667)	(133,103)	(90,200)	(1,415,263)	(41,452)
—	—	—	—	(27,705)	—	—
539,697	2,137,725	438,490	242,417	118,337	14,629,153	506,177
1,614,778	113,742	1,172,187	424,913	296,272	75,283,178	1,916,897

(2,540,800)	23,556,718	(635,386)	(906,445)	(815,904)	(54,753,618)	5,739,670
263,914	47,191	(1,477,377)	431,530	1,939,769	133,140,190	8,465,279

(245,848)	(484,007)	(23,546)	(1,951)	64,323	(149,296)	(3,795)
(2,522,734)	23,119,902	(2,136,309)	(476,866)	1,188,188	78,237,276	14,201,154

15,150,390	112,044,221	14,380,960	5,514,293	5,624,137	(134,028,855)	(9,901,338)

(9,371)	635	25	3	3,440	(5,224)	3,456
15,141,019	112,044,856	14,380,985	5,514,296	5,627,577	(134,034,079)	(9,897,882)
$14,233,063	$135,278,500	$13,416,863	$5,462,343	$7,112,037	$19,486,375	$6,220,169

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017 (continued)

Vietnam ETF

Income:
Dividends	$6,178,445
Securities lending income	33,504
Foreign taxes withheld	(152,052)
Total income	6,059,897

Expenses:
Management fees	1,488,266
Professional fees	65,610
Insurance	3,664
Trustees’ fees and expenses	3,306
Reports to shareholders	38,960
Indicative optimized portfolio value fee	6,284
Custodian fees	226,718
Registration fees	7,550
Transfer agent fees	2,400
Fund accounting fees	16,301
Interest	86,941
Other	30,046
Total expenses	1,976,046
Net investment income	4,083,851

Net realized gain (loss) on:
Investments—unaffiliated issuers	(3,786,590)
Investments—affiliated issuers	4,833
In-kind redemptions	153,087
Foreign currency transactions and foreign denominated assets and liabilities	(358,979)
Net realized loss	(3,987,649)

Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated issuers	92,515,611
Investments—affiliated issuers	(81,664)
Foreign currency transactions and foreign denominated assets and liabilities	3,579
Net change in unrealized appreciation (depreciation)	92,437,526
Net Increase in Net Assets Resulting from Operations	$92,533,728

See Notes to Financial Statements

62

[This Page Intentionally Left Blank.]

63

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income (loss)	$1,243,799	$1,904,329	$2,322,197	$2,770,217
Net realized gain (loss)	2,191,708	(11,730,335)	17,528,708	(16,715,121)
Net change in unrealized appreciation (depreciation)	13,246,791	17,571,205	20,099,730	52,654,194
Net increase (decrease) in net assets resulting from operations	16,682,298	7,745,199	39,950,635	38,709,290

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,580,800)	(1,742,400)	(5,049,250)	(3,582,800)
Distributions from net realized capital gains	—	—	—	—
Return of capital	—	—	—	—
Total Dividends and Distributions	(1,580,800)	(1,742,400)	(5,049,250)	(3,582,800)

Share transactions:**
Proceeds from sale of shares	1,196,030	11,722,379	20,774,766	973,090
Cost of shares redeemed	(6,915,711)	(11,195,275)	(30,089,605)	(18,466,076)
Increase (Decrease) in net assets resulting from share transactions	(5,719,681)	527,104	(9,314,839)	(17,492,986)
Total increase (decrease) in net assets	9,381,817	6,529,903	25,586,546	17,633,504
Net Assets, beginning of year	66,296,061	59,766,158	82,897,700	65,264,196
Net Assets, end of year †	$75,677,878	$66,296,061	$108,484,246	$82,897,700
† Including accumulated net investment loss	$(737,020)	$(542,896)	$11,035	$(505,460)

** Shares of Common Stock Issued (no par value)
Shares sold	50,000	600,000	900,000	100,000
Shares redeemed	(300,000)	(600,000)	(1,400,000)	(1,200,000)
Net increase (decrease)	(250,000)	—	(500,000)	(1,100,000)

See Notes to Financial Statements

64

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$933,299	$944,923	$(8,663)	$(23,289)	$1,614,778	$313,905
501,852	(2,231,687)	(116,108)	(3,094,995)	(2,522,734)	(5,507,907)
25,186,415	(16,519,216)	4,174,049	(11,543,898)	15,141,019	(1,904,135)
26,621,566	(17,805,980)	4,049,278	(14,662,182)	14,233,063	(7,098,137)

(1,021,800)	(341,148)	(42,250)	—	(575,568)	—
—	(644,000)	—	—	—	—
—	(45,252)	—	—	—	—
(1,021,800)	(1,030,400)	(42,250)	—	(575,568)	—

24,077,249	25,837,188	6,344,435	6,388,916	25,969,597	37,372,142
(40,646,130)	(26,903,545)	(11,095,431)	(24,712,952)	(4,152,935)	(15,617,447)
(16,568,881)	(1,066,357)	(4,750,996)	(18,324,036)	21,816,662	21,754,695
9,030,885	(19,902,737)	(743,968)	(32,986,218)	35,474,157	14,656,558
85,290,078	105,192,815	23,357,035	56,343,253	40,985,271	26,328,713
$94,320,963	$85,290,078	$22,613,067	$23,357,035	$76,459,428	$40,985,271
$(53,102)	$(119,404)	$(45,160)	$(2,161)	$(1,497,593)	$(2,363,741)

550,000	650,000	100,000	200,000	900,000	1,350,000
(900,000)	(700,000)	(250,000)	(750,000)	(150,000)	(450,000)
(350,000)	(50,000)	(150,000)	(550,000)	750,000	900,000

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	India Small-Cap Index ETF (a)		Indonesia Index ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income	$113,742	$1,730,214	$1,172,187	$1,073,461
Net realized gain (loss)	23,119,902	10,008,820	(2,136,309)	(10,218,854)
Net change in unrealized appreciation (depreciation)	112,044,856	(18,722,920)	14,380,985	24,506,485
Net increase (decrease) in net assets resulting from operations	135,278,500	(6,983,886)	13,416,863	15,361,092

Dividends and Distributions to shareholders:
Dividends from net investment income	(414,748)	(2,532,831)	(1,150,000)	(988,000)
Return of capital	—	—	—	—
Total Dividends and Distributions	(414,748)	(2,532,831)	(1,150,000)	(988,000)

Share transactions:**
Proceeds from sale of shares	123,305,942	23,985,217	—	25,570,032
Cost of shares redeemed	(36,550,840)	(2,211,689)	(35,643,355)	(40,995,490)
Increase (Decrease) in net assets resulting from share transactions	86,755,102	21,773,528	(35,643,355)	(15,425,458)
Total increase (decrease) in net assets	221,618,854	12,256,811	(23,376,492)	(1,052,366)
Net Assets, beginning of year	183,627,038	171,370,227	85,240,393	86,292,759
Net Assets, end of year †	$405,245,892	$183,627,038	$61,863,901	$85,240,393
† Including undistributed (accumulated) net investment income (loss)	$(1,515,728)	$(1,062,764)	$165,519	$166,734

** Shares of Common Stock Issued (no par value)
Shares sold	2,100,000	600,000	—	1,250,000
Shares redeemed	(650,000)	(50,000)	(1,500,000)	(1,950,000)
Net increase (decrease)	1,450,000	550,000	(1,500,000)	(700,000)
(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

66

Israel ETF		Poland ETF		Russia ETF
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$424,913	$386,671	$296,272	$416,387	$75,283,178	$45,131,889
(476,866)	(1,964,493)	1,188,188	(2,767,250)	78,237,276	(86,162,967)
5,514,296	(991,223)	5,627,577	3,001,150	(134,034,079)	750,649,448
5,462,343	(2,569,045)	7,112,037	650,287	19,486,375	709,618,370

(670,600)	(361,023)	(874,800)	(291,000)	(77,787,600)	(40,330,100)
—	(247,977)	—	—	—	—
(670,600)	(609,000)	(874,800)	(291,000)	(77,787,600)	(40,330,100)

2,926,885	—	5,956,748	606,101	540,313,797	921,711,668
(1,434,123)	(6,676,532)	(7,862,936)	(2,741,042)	(1,280,469,661)	(721,684,210)
1,492,762	(6,676,532)	(1,906,188)	(2,134,941)	(740,155,864)	200,027,458
6,284,505	(9,854,577)	4,331,049	(1,775,654)	(798,457,089)	869,315,728
36,236,055	46,090,632	13,493,310	15,268,964	2,605,164,802	1,735,849,074
$42,520,560	$36,236,055	$17,824,359	$13,493,310	$1,806,707,713	$2,605,164,802
$(171,938)	$(44,456)	$(340,127)	$119,720	$26,803	$628,281

100,000	—	300,000	50,000	25,150,000	49,250,000
(50,000)	(250,000)	(400,000)	(200,000)	(63,200,000)	(43,950,000)
50,000	(250,000)	(100,000)	(150,000)	(38,050,000)	5,300,000

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Russia Small-Cap ETF		Vietnam ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income	$1,916,897	$1,742,222	$4,083,851	$7,064,031
Net realized gain (loss)	14,201,154	10,690,087	(3,987,649)	(65,082,978)
Net change in unrealized appreciation (depreciation)	(9,897,882)	26,575,416	92,437,526	22,722,324
Net increase (decrease) in net assets resulting from operations	6,220,169	39,007,725	92,533,728	(35,296,623)

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,099,811)	(1,860,321)	(3,499,225)	(6,375,900)
Return of capital	—	—	(33,175)	—
Total Dividends and Distributions	(2,099,811)	(1,860,321)	(3,532,400)	(6,375,900)

Share transactions:**
Proceeds from sale of shares	16,509,389	19,109,895	34,995,235	11,511,083
Cost of shares redeemed	(51,072,615)	(2,894,377)	(32,516,406)	(91,520,777)
Increase (Decrease) in net assets resulting from share transactions	(34,563,226)	16,215,518	2,478,829	(80,009,694)
Total increase (decrease) in net assets	(30,442,868)	53,362,922	91,480,157	(121,682,217)
Net Assets, beginning of year	88,755,236	35,392,314	257,548,855	379,231,072
Net Assets, end of year †	$58,312,368	$88,755,236	$349,029,012	$257,548,855
† Including accumulated net investment loss	$(64,830)	$(177,069)	$(154,938)	$(999,387)

** Shares of Common Stock Issued (no par value)
Shares sold	400,000	650,000	2,400,000	800,000
Shares redeemed	(1,300,000)	(150,000)	(2,250,000)	(6,600,000)
Net increase (decrease)	(900,000)	500,000	150,000	(5,800,000)

See Notes to Financial Statements

68

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$20.09	$18.11		$26.20	$30.93	$30.77
Income from investment operations:
Net investment income	0.39 (a)	0.58		0.50	0.64	0.67
Net realized and unrealized gain (loss) on investments	4.82	1.93		(8.20)	(4.61)	0.32
Total from investment operations	5.21	2.51		(7.70)	(3.97)	0.99
Less:
Dividends from net investment income	(0.49)	(0.53)		(0.39)	(0.76)	(0.83)
Net asset value, end of year	$24.81	$20.09		$18.11	$26.20	$30.93
Total return (b)	26.02%	13.94%		(29.41)%	(12.86)%	3.24%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$75,678	$66,296		$59,766	$95,645	$108,245
Ratio of gross expenses to average net assets	0.87%	0.83%		0.82%	0.80%	0.93%
Ratio of net expenses to average net assets	0.84%	0.79%		0.79%	0.80%	0.81%
Ratio of net expenses to average net assets excluding interest expense	0.78%	0.78	%(d)	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets	1.73%	2.85%		2.05%	2.00%	2.35%
Portfolio turnover rate (c)	38%	45%		33%	30%	86%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$16.10	$10.44		$21.23	$29.61	$42.20
Income from investment operations:
Net investment income	0.48 (a)	0.51		0.44	0.88	0.54
Net realized and unrealized gain (loss) on investments	7.81	5.83		(10.83)	(8.37)	(12.58)
Total from investment operations	8.29	6.34		(10.39)	(7.49)	(12.04)
Less:
Dividends from net investment income	(1.06)	(0.68)		(0.40)	(0.89)	(0.55)
Net asset value, end of year	$23.33	$16.10		$10.44	$21.23	$29.61
Total return (b)	51.71%	60.92%		(48.97)%	(25.19)%	(28.58)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,484	$82,898		$65,264	$104,011	$196,891
Ratio of gross expenses to average net assets	0.68%	0.69%		0.72%	0.66%	0.64%
Ratio of net expenses to average net assets	0.60%	0.60%		0.60%	0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%		0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.24%	3.14%		3.29%	2.99%	1.11%
Portfolio turnover rate (c)	53%	44%		57%	64%	33%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$37.08	$44.76		$46.06	$30.89	$33.17
Income from investment operations:
Net investment income (loss)	0.41 (a)	0.41		0.45	0.32 (a)	(0.40)
Net realized and unrealized gain (loss) on investments	11.40	(7.64)		(0.34)	14.85	(1.18)
Total from investment operations	11.81	(7.23)		0.11	15.17	(1.58)
Less:
Dividends from net investment income	(0.52)	(0.15)		(0.52)	—	(0.70)
Distributions from net realized capital gains	—	(0.28)		(0.89)	—	—
Return of capital	—	(0.02)		—	—	—
Total dividends and distributions	(0.52)	(0.45)		(1.41)	—	(0.70)
Net asset value, end of year	$48.37	$37.08		$44.76	$46.06	$30.89
Total return (b)	31.86%	(16.16)%		0.22%	49.11%	(4.74)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$94,321	$85,290		$105,193	$94,414	$29,344
Ratio of gross expenses to average net assets	0.82%	1.06%		1.20%	1.69%	1.14%
Ratio of net expenses to average net assets	0.78%	0.71%		0.75%	0.72%	0.72%
Ratio of net expenses to average net assets excluding interest expense	0.72%	0.72	%(d)	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	0.96%	1.26%		0.91%	1.00%	(0.70)%
Portfolio turnover rate (c)	37%	50%		70%	59%	0%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended December 31,				For the Period July 23, 2014(e) through December 31,
	2017		2016	2015	2014
Net asset value, beginning of period	$29.20		$41.74	$28.60	$24.68
Income from investment operations:
Net investment loss	(0.01	)(a)	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	5.67		(12.48)	13.24	3.97
Total from investment operations	5.66		(12.54)	13.14	3.92
Less:
Dividends from net investment income	(0.07)		—	—	—
Net asset value, end of period	$34.79		$29.20	$41.74	$28.60
Total return (b)	19.37%		(30.04)%	45.94%	15.88	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,613		$23,357	$56,343	$21,451
Ratio of gross expenses to average net assets	1.38%		1.16%	1.11%	1.48	%(g)
Ratio of net expenses to average net assets	0.82%		0.81%	0.79%	0.78	%(g)
Ratio of net expenses to average net assets excluding interest expense	0.78%		0.78%	0.78%	0.78	%(g)
Ratio of net investment loss to average net assets	(0.04)%		(0.07)%	(0.29)%	(0.73	)%(g)
Portfolio turnover rate (c)	34%		39%	160%	7	%(f)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.02%.
(e)	Commencement of operations
(f)	Not Annualized
(g)	Annualized

See Notes to Financial Statements

70

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013(#)
Net asset value, beginning of year	$26.02	$39.01		$59.95	$55.51	$51.00
Income from investment operations:
Net investment income	0.81 (a)	1.17		0.04	0.53	1.13
Net realized and unrealized gain (loss) on investments	6.31	(14.16)		(20.37)	6.67	4.42
Total from investment operations	7.12	(12.99)		(20.33)	7.20	5.55
Less:
Dividends from net investment income	(0.25)	—		(0.61)	(2.76)	(1.04)
Net asset value, end of year	$32.89	$26.02		$39.01	$59.95	$55.51
Total return (b)	27.39%	(33.30)%		(33.89)%	12.92%	10.90%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$76,459	$40,985		$26,329	$49,461	$48,571
Ratio of gross expenses to average net assets	1.09%	1.14%		1.07%	0.97%	1.18%
Ratio of net expenses to average net assets	0.94%	1.01%		0.98%	0.97%	0.98%
Ratio of net expenses to average net assets excluding interest expense	0.94%	0.94%		0.94%	0.92%	0.94%
Ratio of net investment income to average net assets	2.82%	1.17%		0.60%	0.63%	2.31%
Portfolio turnover rate (c)	41%	56%		57%	69%	78%

	India Small-Cap Index ETF(d)
	For the Year Ended December 31,
	2017	2016		2015	2014	2013(#)
Net asset value, beginning of year	$41.03	$43.66		$44.53	$31.31	$44.24
Income from investment operations:
Net investment income	0.02 (a)	0.39		0.06 (a)	0.37	0.25
Net realized and unrealized gain (loss) on investments	27.42	(2.45)		0.42	13.29	(13.04)
Total from investment operations	27.44	(2.06)		0.48	13.66	(12.79)
Less:
Dividends from net investment income	(0.07)	(0.57)		(1.35)	(0.44)	(0.14)
Net asset value, end of year	$68.40	$41.03		$43.66	$44.53	$31.31
Total return (b)	66.88%	(4.70)%		1.07%	43.65%	(28.91)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$405,246	$183,627		$171,370	$272,745	$110,352
Ratio of gross expenses to average net assets	0.72%	0.78%		0.78%	0.92%	1.39%
Ratio of net expenses to average net assets	0.72%	0.78%		0.78%	0.89%	0.93%
Ratio of net expenses to average net assets excluding interest expense	0.70%	0.78	%(d)	0.75%	0.85%	0.85%
Ratio of net investment income to average net assets	0.04%	0.96%		0.13%	0.82%	0.73%
Portfolio turnover rate (c)	42%	29%		40%	120%	77%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Represents consolidated Financial Highlights.
(e)	Excludes reimbursement from prior year custodial charge of 0.01%.
(#)	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.31	$18.36	$24.32	$20.98	$28.63
Income from investment operations:
Net investment income	0.35 (a)	0.28	0.47	0.53	0.75
Net realized and unrealized gain (loss) on investments	3.55	2.92	(5.98)	3.31	(7.68)
Total from investment operations	3.90	3.20	(5.51)	3.84	(6.93)
Less:
Dividends from net investment income	(0.46)	(0.25)	(0.45)	(0.50)	(0.72)
Net asset value, end of year	$24.75	$21.31	$18.36	$24.32	$20.98
Total return (b)	18.35%	17.49%	(22.69)%	18.34%	(24.20)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$61,864	$85,240	$86,293	$184,831	$183,618
Ratio of gross expenses to average net assets	0.73%	0.68%	0.72%	0.66%	0.67%
Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.58%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.53%	1.05%	1.65%	1.80%	1.95%
Portfolio turnover rate (c)	14%	12%	11%	12%	20%

	Israel ETF
	For the Year Ended December 31,				For the Period June 25, 2013(d) through December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.84	$28.81	$29.56	$30.04	$25.30
Income from investment operations:
Net investment income	0.30 (a)	0.27	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	3.71	(1.80)	(0.69)	(0.05)	4.80
Total from investment operations	4.01	(1.53)	(0.37)	0.26	4.90
Less:
Dividends from net investment income	(0.48)	(0.26)	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—	—	—	(0.46)	—
Return of capital	—	(0.18)	—	—	—
Total dividends and distributions	(0.48)	(0.44)	(0.38)	(0.74)	(0.16)
Net asset value, end of period	$30.37	$26.84	$28.81	$29.56	$30.04
Total return (b)	14.96%	(5.34)%	(1.27)%	0.88%	19.39	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$42,521	$36,236	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.92%	0.92%	0.85%	0.76%	0.94	%(f)
Ratio of net expenses to average net assets	0.59%	0.60%	0.59%	0.60%	0.59	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59	%(f)
Ratio of net investment income to average net assets	1.04%	0.94%	1.04%	1.03%	0.83	%(f)
Portfolio turnover rate (c)	21%	19%	18%	17%	24	%(e)

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

72

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.49		$13.28	$17.99	$22.60	$22.25
Income from investment operations:
Net investment income	0.30	(a)(b)	0.42	0.45	0.80	0.74
Net realized and unrealized gain (loss) on investments	6.98		0.08	(4.72)	(4.61)	0.36
Total from investment operations	7.28		0.50	(4.27)	(3.81)	1.10
Less:
Dividends from net investment income	(0.97)		(0.29)	(0.44)	(0.80)	(0.75)
Net asset value, end of year	$19.80		$13.49	$13.28	$17.99	$22.60
Total return (c)	54.44	%(b)	3.60%	(23.85)%	(16.90)%	4.92%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$17,824		$13,493	$15,269	$18,886	$30,514
Ratio of gross expenses to average net assets	1.31%		1.30%	1.11%	0.99%	1.07%
Ratio of net expenses to average net assets	0.66%		0.60%	0.60%	0.60%	0.61%
Ratio of net expenses to average net assets excluding interest expense	0.60%		0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	1.64%		2.98%	2.69%	2.91%	3.31%
Portfolio turnover rate (d)	28%		18%	30%	19%	21%

	Russia ETF
	For the Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$21.09		$14.69	$15.17	$28.69	$29.63
Income from investment operations:
Net investment income	0.71	(a)	0.38	0.50	0.59	0.80
Net realized and unrealized gain (loss) on investments	0.25		6.36	(0.46)	(13.45)	(1.00)
Total from investment operations	0.96		6.74	0.04	(12.86)	(0.20)
Less:
Dividends from net investment income	(0.91)		(0.34)	(0.52)	(0.66)	(0.74)
Net asset value, end of year	$21.14		$21.09	$14.69	$15.17	$28.69
Total return (c)	4.62%		45.91%	0.39%	(44.95)%	(0.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,806,708		$2,605,165	$1,735,849	$1,541,945	$1,187,720
Ratio of gross expenses to average net assets	0.72%		0.79%	0.72%	0.61%	0.71%
Ratio of net expenses to average net assets	0.67%		0.65%	0.63%	0.61%	0.63%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (e)	0.66%		0.65%	0.62%	0.61%	0.62%
Ratio of net investment income to average net assets	3.40%		2.48%	2.98%	3.92%	2.52%
Portfolio turnover rate (d)	15%		22%	33%	23%	27%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2017, 0.52% of total return, representing $0.10 net investment income per share, consisted of a one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fee (See Note 13).
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 3).

See Notes to Financial Statements

73

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013(#)
Net asset value, beginning of year	$38.04	$19.31	$19.60	$42.24	$45.15
Income from investment operations:
Net investment income	1.17 (a)	0.77	0.38	0.91	0.30
Net realized and unrealized gain (loss) on investments	2.94	18.77	(0.29)	(23.14)	(2.01)
Total from investment operations	4.11	19.54	0.09	(22.23)	(1.71)
Less:
Dividends from net investment income	(1.47)	(0.81)	(0.38)	(0.41)	(1.20)
Net asset value, end of year	$40.68	$38.04	$19.31	$19.60	$42.24
Total return (b)	11.01%	101.07%	0.48%	(52.67)%	(3.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$58,312	$88,755	$35,392	$53,573	$16,191
Ratio of gross expenses to average net assets	0.82%	0.86%	1.19%	0.95%	1.87%
Ratio of net expenses to average net assets	0.76%	0.75%	0.69%	0.68%	0.67%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (c)	0.75%	0.73%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	2.87%	3.28%	1.58%	2.42%	0.59%
Portfolio turnover rate (d)	39%	72%	30%	32%	74%

	Vietnam ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.97	$14.78	$18.84	$18.63	$17.06
Income from investment operations:
Net investment income	0.20 (a)	0.39	0.55	0.51	0.59
Net realized and unrealized gain (loss) on investments	4.46	(1.83)	(4.11)	0.21	1.58
Total from investment operations	4.66	(1.44)	(3.56)	0.72	2.17
Less:
Dividends from net investment income	(0.18)	(0.37)	(0.50)	(0.49)	(0.60)
Return of capital	— (e)	—	—	(0.02)	—
Total dividends	(0.18)	(0.37)	(0.50)	(0.51)	(0.60)
Net asset value, end of year	$17.45	$12.97	$14.78	$18.84	$18.63
Total return (b)	35.76%	(9.78)%	(18.87)%	3.95%	12.75%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$349,029	$257,549	$379,231	$468,233	$372,634
Ratio of gross expenses to average net assets	0.66%	0.66%	0.67%	0.66%	0.72%
Ratio of net expenses to average net assets	0.66%	0.66%	0.67%	0.66%	0.72%
Ratio of net expenses to average net assets excluding interest expense	0.63%	0.63%	0.65%	0.65%	0.70%
Ratio of net investment income to average net assets	1.37%	2.14%	3.29%	2.32%	2.98%
Portfolio turnover rate (d)	50%	47%	67%	67%	48%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 3).
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Amount represents less than $0.005 per share.
(#)	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

74

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2017, offers fifty-six investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objectives by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., Shenzhen Securities Information Co., Ltd., BlueStar Global Investors LLC or MV Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ respective indices are presented below:

Fund	Index
Africa Index ETF	MVIS® GDP Africa Index*
Brazil Small-Cap ETF	MVIS® Brazil Small-Cap Index*
ChinaAMC CSI 300 ETF	CSI 300 Index
ChinaAMC SME-ChiNext ETF	SME-ChiNext 100 Index
Egypt Index ETF	MVIS® Egypt Index*
India Small-Cap Index ETF	MVIS® India Small-Cap Index*
Indonesia Index ETF	MVIS® Indonesia Index*
Israel ETF	BlueStar Israel Global Index®
Poland ETF	MVIS® Poland Index*
Russia ETF	MVIS® Russia Index*
Russia Small-Cap ETF	MVIS® Russia Small-Cap Index*
Vietnam ETF	MVIS® Vietnam Index*

*	Published by MV Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees,
75

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset is not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.
76

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2017 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2017.

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes,
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(continued)

the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2017 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

J.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

At December 31, 2017, ChinaAMC CSI 300 and ChinaAMC SME-ChiNext included $8,354 and $6,305, respectively, in cash denominated in foreign currency, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations as listed in the table below. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2017.

Expense
Fund	Limitation
Africa Index ETF	0.78%
Brazil Small-Cap ETF	0.59
ChinaAMC CSI 300 ETF *	0.72
ChinaAMC SME-ChiNext ETF *	0.78
Egypt Index ETF	0.94
India Small-Cap Index ETF	0.85
Indonesia Index ETF	0.57
Israel ETF	0.59
Poland ETF	0.60
Russia ETF	0.62
Russia Small-Cap ETF	0.67
Vietnam ETF	0.76

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

78

Note 4—Investments—For the year ended December 31, 2017, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Africa Index ETF	$27,348,909	$30,065,820
Brazil Small-Cap ETF	53,875,561	65,255,560
ChinaAMC CSI 300 ETF	34,925,267	50,539,573
ChinaAMC SME-ChiNext ETF	8,124,331	12,457,471
Egypt Index ETF	39,332,592	23,112,759
India Small-Cap Index ETF	208,219,453	124,128,190
Indonesia Index ETF	10,743,238	10,435,190
Israel ETF	8,490,946	8,739,347
Poland ETF	5,092,778	5,598,821
Russia ETF	326,310,662	407,186,111
Russia Small-Cap ETF	26,068,074	38,146,270
Vietnam ETF	152,785,794	149,837,296

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$62,116,563	$18,746,431	$(2,983,506)	$15,762,925
Brazil Small-Cap ETF	86,803,517	31,180,487	(9,652,489)	21,527,998
ChinaAMC CSI 300 ETF	72,355,002	29,300,976	(6,655,806)	22,645,170
ChinaAMC SME-ChiNext ETF	18,051,859	7,276,419	(2,063,081)	5,213,338
Egypt Index ETF	70,840,066	11,064,127	(4,001,837)	7,062,290
India Small-Cap Index ETF	295,049,869	129,555,433	(20,392,598)	109,162,835
Indonesia Index ETF	68,535,574	9,328,811	(15,862,313)	(6,533,502)
Israel ETF	45,548,917	9,322,277	(9,955,421)	(633,144)
Poland ETF	19,030,363	2,574,570	(2,607,716)	(33,146)
Russia ETF	1,896,091,331	224,679,474	(315,808,398)	(91,128,924)
Russia Small-Cap ETF	59,204,252	7,495,256	(8,215,607)	(720,351)
Vietnam ETF	296,226,461	97,277,137	(44,782,082)	52,495,055

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Africa Index ETF	$39,401	$(56,133,963)	$—	$(9,542)	$15,767,374	$(40,336,730)
Brazil Small-Cap ETF	243,502	(166,391,483)	—	(34,268)	21,522,970	(144,659,279)
ChinaAMC CSI 300 ETF	—	(1,450,887)	(7,398)	(3,555)	22,694,201	21,232,361
ChinaAMC SME-ChiNext ETF	—	(7,855,299)	(24,871)	(347)	5,215,738	(2,664,779)
Egypt Index ETF	288,381	(31,698,070)	—	(4,186)	7,061,598	(24,352,277)
India Small-Cap Index ETF	218,099	(10,982,970)	—	(9,838)	109,164,113	98,389,404
Indonesia Index ETF	193,731	(100,857,760)	—	(27,911)	(6,533,502)	(107,225,442)
Israel ETF	4,302	(3,844,300)	—	(2,068)	(633,114)	(4,475,180)
Poland ETF	17,001	(18,138,770)	—	(323,768)	(32,643)	(18,478,180)
Russia ETF	171,064	(1,403,479,359)	—	(144,261)	(91,128,924)	(1,494,581,480)
Russia Small-Cap ETF	—	(2,743,123)	(20,502)	(2,084)	(717,747)	(3,483,456)
Vietnam ETF	—	(244,110,989)	(120,764)	(34,174)	52,497,902	(191,768,025)

*	Qualified late year losses incurred after October 31, 2017 are deemed to arise on the January 1, 2018.
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(continued)

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2017 and December 31, 2016, were as follows:

	2017 Dividends and Distributions		2016 Dividends and Distributions
Fund	Ordinary Income**	Return of Capital	Ordinary Income**	Long-Term Capital Gains	Return of Capital
Africa Index ETF	$1,580,800	$—	$1,742,400	$—	$—
Brazil Small-Cap ETF	5,049,250	—	3,582,800	—	—
ChinaAMC CSI 300 ETF	1,021,800	—	401,102	584,046	45,252
ChinaAMC SME-ChiNext ETF	42,250	—	—	—	—
Egypt Index ETF	575,568	—	—	—	—
India Small-Cap Index ETF	414,748	—	2,532,831	—	—
Indonesia Index ETF	1,150,000	—	988,000	—	—
Israel ETF	670,600		361,023	—	247,977
Poland ETF	874,800	—	291,000	—	—
Russia ETF	77,787,600	—	40,330,100	—	—
Russia Small-Cap ETF	2,099,811	—	1,860,321	—	—
Vietnam ETF	3,499,225	33,175	6,375,900	—	—

**	Includes short-term capital gains (if any)

At December 31, 2017, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

		Long-Term	Short-Term
	Short-Term	Capital Losses	Capital Losses
	Capital Losses	with No	Expiring in the Year
Fund	with No Expiration	Expiration	Ending 12/31/2018	Total
Africa Index ETF	(8,134,343)	(46,903,635)	(1,095,985)	(56,133,963)
Brazil Small-Cap ETF	(21,968,031)	(144,423,452)	—	(166,391,483)
ChinaAMC CSI 300 ETF	—	(1,450,887)	—	(1,450,887)
ChinaAMC SME-ChiNext ETF	(6,386,066)	(1,469,233)	—	(7,855,299)
Egypt Index ETF	(12,807,371)	(18,762,299)	(128,400)	(31,698,070)
India Small-Cap Index ETF	(10,982,970)	—	—	(10,982,970)
Indonesia Index ETF	(36,632,180)	(61,379,710)	(2,845,870)	(100,857,760)
Israel ETF	(772,785)	(3,071,515)	—	(3,844,300)
Poland ETF	(2,805,616)	(15,161,828)	(171,326)	(18,138,770)
Russia ETF	(227,728,835)	(1,054,443,816)	(121,306,708)	(1,403,479,359)
Russia Small-Cap ETF	(2,743,123)	—	—	(2,743,123)
Vietnam ETF	(61,056,184)	(181,194,606)	(1,860,199)	(244,110,989)

During the year ended December 31, 2017, $951,177 and $349,754,000 of Africa Index ETF and Russia ETF’s capital loss carryovers available from prior years expired unutilized.

Additionally, Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, India Small-Cap ETF, and Russia Small-Cap ETF utilized $153,970, $13,901,444, $174,374, $25,984,491,and $5,231,203 of their capital loss carryovers available from prior years.

During the year ended December 31, 2017, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, investments in partnerships, the expiration of capital loss carryforwards, and the tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

80

Fund	Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	$142,877	$(676,152)	$533,275
Brazil Small-Cap ETF	3,243,548	(3,699,703)	456,155
ChinaAMC CSI 300 ETF	154,803	(154,803)	—
ChinaAMC SME-ChiNext ETF	7,914	(7,039)	(875)
Egypt Index ETF	(173,062)	(90,852)	263,914
India Small-Cap Index ETF	(151,958)	104,767	47,191
Indonesia Index ETF	(23,402)	1,909,730	(1,886,328)
Israel ETF	118,205	(536,892)	418,687
Poland ETF	118,681	(1,907,388)	1,788,707
Russia ETF	1,902,944	223,801,163	(225,704,107)
Russia Small-Cap ETF	295,153	(8,219,277)	7,924,124
Vietnam ETF	259,823	(402,703)	142,880

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or penalties.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends and interest (excluding government bond interest) derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China also imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, are exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares).

The Finance Act, 2012 introduced a general anti-avoidance rule (“GAAR”), which became effective from April 1, 2017. GAAR is applicable where the main purpose of an arrangement is tax avoidance and empowers Indian tax authorities to declare such an arrangement as an impermissible avoidance arrangement. Additionally, on May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius. As per the Protocol, India commenced taxation on capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India, with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation. The Protocol could reduce the return to the Fund on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 6—Capital Share Transactions—As of December 31, 2017, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities

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(continued)

subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended December 31, 2017, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$754,219	$4,764,796
Brazil Small-Cap ETF	1,670,305	2,482,813
ChinaAMC CSI 300 ETF	—	—
ChinaAMC SME-ChiNext ETF	—	—
Egypt Index ETF	7,365,199	1,257,144
India Small-Cap Index ETF	1,328,593	277,219
Indonesia Index ETF	—	35,640,845
Israel ETF	2,926,737	1,434,594
Poland ETF	5,951,890	7,859,356
Russia ETF	476,787,987	1,137,671,919
Russia Small-Cap ETF	11,873,692	34,828,914
Vietnam ETF	4,581,534	4,709,924

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF and India Small-Cap Index ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. In addition, for Africa Index ETF and Egypt Index ETF there may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in timely manner.

As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.
82

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2017 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents repurchase agreements held as collateral by type of security on loan pledged as of December 31, 2017:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$2,314,024
Brazil Small-Cap ETF	3,634
Egypt Index ETF	277,112
Israel ETF	2,379,313
Poland ETF	821,121
Vietnam ETF	315,371

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect these reverse share splits.

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2017, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2017
Africa Index ETF	324	$2,121,843	2.37%	$1,062,733
Brazil Small-Cap ETF	299	435,351	2.41	195,786
ChinaAMC CSI 300 ETF	358	2,228,391	2.40	2,153,524
ChinaAMC SME-ChiNext ETF	332	443,129	2.41	222,719
Egypt Index ETF	55	597,433	2.39	—
India Small-Cap Index ETF	233	2,855,508	2.43	—
Indonesia Index ETF	27	408,048	2.42	—
Israel ETF	114	133,218	2.50	—
Poland ETF	325	423,444	2.38	—
Russia ETF	212	9,597,008	2.47	4,799,504
Russia Small-Cap ETF	109	256,632	2.41	230,216
Vietnam ETF	318	3,732,714	2.41	955,493

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2017, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations.

Note 13—Foreign Withholding Tax Claims—In 2015, the VanEck Vectors Poland ETF (the “Fund”) filed claims to recover taxes withheld by Poland on dividend income received during calendar years 2010 through 2014 on the basis that Poland had violated certain provisions in the Treaty on the Functioning of the European Union. In October 2016 through June 2017, the Fund received favorable rulings from various local Polish tax offices. The Fund later received cash refunds of $153,952 and $413,347, and during calendar years 2016 and 2017 recorded them as an offset to foreign withholding tax expense. The Fund continues to accrue Polish foreign withholding taxes due to the need to file further claims in order to potentially recover any additional amounts. Professional fees associated with the filing of claims in Poland that resulted in the recovery of these taxes were approved by the Board as appropriate expenses of the Fund.

For calendar years 2010 through 2014, the Fund elected to pass through the Polish withholding taxes as foreign tax credits to its shareholders. The Fund’s shareholders benefitted from the tax savings generated from foreign tax credits claimed on their tax returns in prior years. Accordingly, the Fund is obligated to return a portion of the Polish refund received to the Internal Revenue Service (“IRS”) to compensate for prior years’ U.S. income tax liabilities attributable to the foreign taxes refunded. The IRS has stated that they are willing to enter into closing agreements with funds in order to satisfy these obligations. A closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by the Fund’s shareholders on their tax returns in prior years. The Fund has accrued a liability of $320,945 for the estimated IRS compliance fee, which is recorded in the Statement of Operations as “IRS compliance fee for foreign withholding tax claims”. The actual IRS compliance fee may differ from the estimate and that difference may be material.

Note 14—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 18, 2018, the Indian Finance Minister presented the Union Budget 2018 to the Indian Parliament. One of the key proposed amendments is the levy of a long-term capital gains tax at 10% on the sale on a listed Indian Company held one year or more. These new amendments, if passed, would be effective for sales occurring after April 1, 2018, with certain relief provisions available under the existing Mauritius tax treaty and for securities purchased prior to January 31, 2018. If signed into law, this could reduce the return to the Fund on investments sold after April 1, 2018 and the return received by Fund shareholders.

84

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), as of December 31, 2017, and the related statements of operations (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) and changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), and the financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) of each of the Funds (twelve of the funds constituting VanEck Vectors ETF Trust) at December 31, 2017, and the results of their operations (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF), changes in net assets (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) and financial highlights (consolidated as it relates to VanEck Vectors India Small-Cap Index ETF) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Africa Index ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

VanEck Vectors Brazil Small-Cap ETF

VanEck Vectors ChinaAMC CSI 300 ETF

VanEck Vectors ChinaAMC SME-ChiNext ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017 and the period from July 23, 2014 (commencement of operations) through December 31, 2014

VanEck Vectors Egypt Index ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

VanEck Vectors India Small-Cap Index ETF

VanEck Vectors Indonesia Index ETF

VanEck Vectors Israel ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the four years in the period ended December 31, 2017 and the period from June 25, 2013 (commencement of operations) through December 31, 2013

VanEck Vectors Poland ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
85

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Russia ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

VanEck Vectors Russia Small-Cap ETF

VanEck Vectors Vietnam ETF

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY
February 22, 2018

86

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

	Africa Index ETF		Brazil Small-Cap ETF		ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF		India Small-Cap Index ETF
Record Date	12/19/2017		12/19/2017		12/19/2017		12/19/2017		12/19/2017		12/19/2017
Ex Date	12/18/2017		12/18/2017		12/18/2017		12/18/2017		12/18/2017		12/18/2017
Payable Date	12/22/2017		12/22/2017		12/22/2017		12/22/2017		12/22/2017		12/22/2017
Total Distribution Paid Per Share	$0.494000		$1.063000		$0.052400		$0.065000		$0.253000		$0.070000
Ordinary Income Per Share	$0.494000		$1.063000		$0.052400		$0.065000		$0.253000		$0.070000
Return of Capital Per Share	$—		$—		$—		$—		$—		$—
Ordinary Income:
Qualified Dividend Income for Individuals	44.12	%*	0.74	%*	100.00	%*	100.00	%*	100.00	%*	100.00	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		—		—		—		—		—
Foreign Source Income	73.49	%*	56.93	%*	95.30	%*	78.22	%*	100.00	%*	88.78	%*
Foreign Taxes Paid Per Share	0.049684	**	0.002235	**	0.032029	**	0.092928	**	0.077047	**	0.017551	**

	Indonesia Index ETF		Israel ETF		Poland ETF		Russia ETF		Russia Small-Cap ETF		Vietnam ETF
Record Date	12/19/2017		12/19/2017		12/19/2017		12/19/2017		12/19/2017		12/19/2017		12/28/2017
Ex Date	12/18/2017		12/18/2017		12/18/2017		12/18/2017		12/18/2017		12/18/2017		12/27/2017
Payable Date	12/22/2017		12/22/2017		12/22/2017		12/22/2017		12/22/2017		12/22/2017		01/03/2018
Total Distribution Paid Per Share	$0.460000		$0.479000		$0.972000		$0.913000		$1.465000		$0.152000		$0.025000
Ordinary Income Per Share	$0.460000		$0.479000		$0.972000		$0.913000		$1.465000		$0.150572		$0.024765
Return of Capital Per Share	$—		$—		$—		$—		$—		$0.001428	(a)	$0.000235	(a)
Ordinary Income:
Qualified Dividend Income for Individuals	100.00	%*	70.50	%*	25.03	%*	99.25	%*	98.16	%*	26.11	%*	26.11	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	—		1.66	%*	—		—		—		—		—
Foreign Source Income	100.00	%*	68.20	%*	71.51	%*	100.00	%*	98.15	%*	100.00	%*	100.00	%*
Foreign Taxes Paid Per Share	0.108718	**	0.101421	**	—		0.170897	**	0.097659	**	0.005828	**	0.000959	**

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.
**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
(a)	A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid.

Please retain this information for your records.

87

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	56	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee, May 2009 to June 2015; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	56	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	67	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VanEck Securities Corporation (VESC); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisors Corporation (VEARA).	56	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
88

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Vice President of VESC (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser, VESC and VEARA (since June 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director (since 2017), Senior Director (2010-2017) of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
89

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT
December 31, 2017

VANECK VECTORS®

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of December 31, 2017.

VANECK VECTORS ETFs

December 31, 2017 (unaudited)

Dear Shareholder:

Electric vehicles (and their batteries), together with solar and wind power generation, were of great interest to investors in 2017. Of special interest were the metals they use, in particular, cobalt, copper, lithium, nickel, and certain rare earths. As a result, VanEck Vectors Rare Earth/Strategic Metals ETF (NYSE Arca: REMX) ended the 12 month period as the best performing fund in the suite of VanEck Vectors Hard Assets ETFs, gaining 81.43%.*

As the prices of the metals rose during the year, companies either mining or refining lithium or cobalt (both used in batteries) benefitted. So, too, did some of the companies involved either in extracting and/or refining rare earths. (Certain rare earths, for example, neodymium, are used in the permanent magnets found in wind turbines.)

In the context of electric vehicles, no one yet knows which particular battery technologies are going to “win”. We may even see a variety of technologies “winning” – used in different types of batteries in different vehicles in different environments. When it comes to electrical storage, there could be a similar situation, with different technologies being used for different purposes. However, whichever battery technologies eventually come out on top, we still expect to see a continuing rise in demand, among other metals, for both cobalt and lithium.

Source: VanEck. Returns based on the Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

For those focusing not only on the metals used in electric vehicles and renewable energy, but also modern-day electronics, REMX should be considered. Also, depending upon their outlook, investors with a focus on alternative energy will find that VanEck Vectors Global Alternative Energy ETF (NYSE Arca: GEX) may offer interesting opportunities.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please contact us at 800.826.2333 or visit vaneck.com/subscription to register.

1

VANECK VECTORS ETFs

(unaudited) (continued)

On the following pages, you will find the performance record of each of the funds for the period ended December 31, 2017. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

January 18, 2018

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	Returns based on the Fund’s net asset value (NAV). Investors should be aware that recent market conditions resulting in high performance for this region/sector may not continue.
2

Management Discussion (unaudited)

Hard Assets Market Overview

The VanEck® Natural Resources Index (RVEIT)‡ tracked by VanEck Vectors Natural Resources ETF (NYSE Arca: HAP), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in this space. For the 12 month period ending December 31, 2017, the index returned +17.42%.

The table below shows average sector weightings within this index and the total return of each sector for the 12 month period ending December 31, 2017.

		12 Month
	Average	Total Return for Period
RVEIT Sector‡	Sector Weighting	Ending December 31, 2017
Agriculture	41.59%	19.53%
Energy	29.50%	7.92%
Base/Industrial Metals	13.42%	34.04%
Precious Metals	7.11%	6.61%
Alternatives	4.39%	20.55%
Paper & Forest Products	4.00%	32.41%

Source: VanEck; FactSet; S-Network Global Indexes, Inc. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

All six sectors had positive returns over the 12 months ending December 31, 2017. While the base/industrial metals sector, with the third largest average weighting, posted the highest return for the 12 month period, the paper and forest products sector, with the smallest average weighting, posted the second highest total return. The two sectors posting the lowest returns were precious metals, with the third smallest average weighting and energy with the second highest average weighting.

Ten of the suite of 12 VanEck Vectors Hard Assets ETFs posted positive total returns during the 12 month period, with VanEck Vectors Rare Earth/Strategic Metals ETF (NYSE Arca: REMX) (81.43%) and VanEck Vectors Oil Refiners ETF (NYSE Arca: CRAK) (47.91%), as the two top performing funds. VanEck Vectors Oil Services ETF (NYSE Arca: OIH) (-19.95%) and the VanEck Vectors Unconventional Oil and Gas ETF (NYSE Arca: FRAK) (-13.20%) were the two worst performing Hard Assets ETFs.

January 1 through December 31, 2017
VanEck Vectors Hard Assets ETFs Total Return

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

VANECK VECTORS ETFs

(unaudited) (continued)

Agribusiness

The performance of the agribusiness industry during 2017 remained firm, with the Fund returning a respectable 21.68%. The primary drivers of positive performance were companies in the industrial sector and, in particular, those in the machinery segment, for example, Deere & Company (8.1% of Fund net assets†) and Kubota Corp. (5.9% of Fund net assets†). The greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in Singapore, for example, Wilmar International Ltd. (2.6% of Fund net assets†) and Golden Agri-Resources Ltd. (0.4% of Fund net assets†). The consumer discretionary sector was the only sector to detract from performance.

Coal

While the performance of coal stocks was lackluster in the first six months of 2017, there was more shine to their performance in the second half of the year and the Fund returned 34.42% for the 12 month period under review. In the first 11 months of the year, according to the U.S. Energy Information Agency, not only was estimated U.S. coal production 8% higher than production for the same period in 2016, but also U.S. coal exports for the first three quarters of 2017 were 68% higher than exports for the same period in 2016.1 Coal remains the world’s most important fuel for making cement, producing steel, and generating energy.2 China was the single largest contributor to returns, followed by Australia. Only one country, the U.S., detracted from performance.

Global Alternative Energy

The performance of global alternative energy stocks during the 12 month period was healthy and the Fund recorded a positive return of 21.90%. Companies in the information technology, industrial, and consumer discretionary sectors contributed the most to performance. Companies in the U.S. contributed by far the most positively to performance, while those from Germany detracted from performance.

Gold Miners

Both major gold miners and their junior peers had a roller coaster 12 months. Despite the price of gold having risen 13.1% during the period, the larger gold miners (VanEck Vectors Gold Miners ETF) posted a positive return of 11.99%; junior gold miners (VanEck Vectors Junior Gold Miners ETF) posted a return of 7.89% for the period.

Among the larger mining stocks, Canadian companies, with the largest average sector weighting, were the strongest contributors to performance. Companies in China contributed the least to performance.

The situation was similar among the juniors, with Australia the strongest contributor, followed by Canada. The U.S. and South Africa were the two countries to detract from performance.

Oil Refiners

Refining stocks had an excellent year and the Fund ended the 12 month period up 47.91%. In the first half of the year much of this was related to the changes that occurred in the crude oil market. Refiners were helped by the fall in crude oil prices, especially in the four months from March through June, and benefited from lower refinery feedstock prices. In the second half of the year, margins remained robust and the performance of refiners remained solid. Exposure to refiners in the U.S., Japan, and India contributed most to performance. Not one country detracted from performance.

Oil Services

Suffering from the fall in oil prices during the first half of the year, oil services stocks declined steadily from early January through June. Thereafter, as oil prices improved through the rest of the year, they moved sideways and slightly up, albeit with some noticeable ups and downs. While onshore drilling activity in the U.S. during 2017 may have picked up, at the end of 2016 the U.S. rig count stood at 658 and at the end of 2017 it had hit 929,3 any benefit failed to flow through to oil services companies. The Fund declined 19.95% for the 12 month period. Oil service stocks in the U.S., with the largest average weighting in the sector, detracted the most from performance. Companies in the U.K., the Netherlands, and Bermuda also all detracted from performance.

4

Rare Earth and Strategic Metals

After an uneventful first half to the year, the Fund had a spectacular second half and recorded a notable gain of 81.43% for the full 12 month period. One of the most significant drivers of Fund performance was the growing interest in electric vehicles, the batteries that power them, and lithium, the most important component in many of these batteries. The greatest contributors to performance were companies with mining operations and/or production involving lithium, rare earths, and cobalt in Argentina, Australia, China, and the Democratic Republic of Congo. The greatest detractors included companies involved in molybdenum. Small-cap companies performed better than their large- and mid-cap peers during the period under review.

Natural Resources

The Fund returned 17.14% over the 12 month period under review. All six sectors contributed positively to performance. The agriculture sector, with the largest average weighting during the period, provided the largest positive returns. While no sector detracted from performance, precious metals and alternatives contributed the least to performance during the period under review.

Steel

Having hit a high in mid-February, steel stocks gave back those gains as they dropped to a low toward the middle of June. Thereafter, they rose steadily, if fitfully through the end of December. The Fund recorded a positive total return for the 12 month period of 23.86%. On the whole, 2017 was a good year for steel producers.4 However, despite Chinese efforts to cut capacity, the imposition of restrictions on imports in many regions, and firmer steel prices, serious concerns for the industry remain: it is too big and suffers from severe overcapacity.5 Brazil, with the second largest average sector weighting during the period under review, followed by the U.K., were the greatest contributors to total return. Steel companies in Russia detracted from performance.

Unconventional Oil & Gas

Even with firmer oil prices and despite the various deals to reduce production that OPEC and non-OPEC producers struck during 2017 and that now extend through to the end of 2018, the Fund still had a poor year, losing 13.20% over the 12 month period under review. Unconventional oil and gas, particularly shale oil, companies suffered accordingly. U.S. stocks (on average approximately 84% of the Fund by weight during the period under review) detracted the most from performance.

Uranium and Nuclear Energy

The Fund returned 8.27%. Utility companies, with the largest average weighting over the period, produced the vast majority of the Fund’s positive total return, with only the energy sector detracting from performance. Geographically, companies in the U.S. contributed the most to performance, while Japan was the greatest detractor from performance. According to the World Nuclear Association in December 2017, there were some 447 operable nuclear power reactors in 30 countries and 57 power reactors currently under construction in 14 countries, notably China, Russia, India, and the UAE.6

5

VANECK VECTORS ETFs

(unaudited) (continued)

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	All Fund assets referenced are Total Net Assets as of December 31, 2017, unless otherwise stated.

‡	The VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

[1]	EIA: Short-Term Energy Outlook (December 29, 2017), https://www.eia.gov/outlooks/steo/report/coal.cfm

[2]	International Energy Agency: Medium-Term Coal Market Report 2016, https://www.iea.org/newsroom/news/2016/december/medium-term-coal-market-report-2016.html

[3]	Baker Hughes: North America Rig Count, http://phx.corporate-ir.net/phoenix.zhtml?c=79687&p=irol-reportsother

[4]	Metal Miner: World Steel Association Report Paints Rosy Picture of Global Steel Market, https://agmetalminer.com/2017/10/26/world-steel-association-outlook-report-china-nafta-asean/

[5]	Financial Times: Steel industry grapples with curse of oversupply, https://www.ft.com/content/992ad270-b4d3-11e7-aa26-bb002965bce8

[6]	World Nuclear Association: World Nuclear Power Reactors & Uranium Requirements, http://www.world-nuclear.org/information-library/facts-and-figures/world-nuclear-power-reactors-and-uranium-requireme.aspx
6

VANECK VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVMOOTR[1]	Share Price	NAV	MVMOOTR[1]
One Year	21.71%	21.68%	21.74%	21.71%	21.68%	21.74%
Five Year	5.53%	5.46%	5.82%	30.86%	30.47%	32.70%
Ten Year	2.37%	2.50%	2.75%	26.40%	28.05%	31.17%

[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

7

VANECK VECTORS COAL ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVKOLTR[1]	Share Price	NAV	MVKOLTR[1]
One Year	35.35%	34.42%	35.88%	35.35%	34.42%	35.88%
Five Year	(6.07)%	(6.06)%	(5.60)%	(26.88)%	(26.83)%	(25.04)%
Life*	(7.12)%	(7.10)%	(6.57)%	(52.14)%	(52.05)%	(49.25)%

*	Commencement of Fund: 1/10/08; First Day of Secondary Market Trading: 1/14/08

[1]	MVIS® Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVIS® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

8

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	AGIXLT[1]	Share Price	NAV	AGIXLT[1]
One Year	22.68%	21.90%	22.34%	22.68%	21.90%	22.34%
Five Year	14.21%	14.03%	14.04%	94.35%	92.77%	92.87%
Ten Year	(9.17)%	(9.13)%	(9.53)%	(61.78)%	(61.63)%	(63.26)%

[1]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

9

VANECK VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	GDMNTR[1]	Share Price	NAV	GDMNTR[1]
One Year	11.94%	11.99%	12.21%	11.94%	11.99%	12.21%
Five Year	(12.30)%	(12.27)%	(11.88)%	(48.13)%	(48.03)%	(46.86)%
Ten Year	(6.03)%	(6.04)%	(5.58)%	(46.33)%	(46.39)%	(43.68)%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

10

VANECK VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVGDXJTR[1]	Share Price	NAV	MVGDXJTR[1]
One Year	8.21%	7.89%	6.19%	8.21%	7.89%	6.19%
Five Year	(14.35)%	(14.31)%	(14.21)%	(53.92)%	(53.79)%	(53.52)%
Life*	(9.65)%	(9.62)%	(9.42)%	(56.22)%	(56.08)%	(55.30)%

*	Commencement of Fund: 11/10/09; First Day of Secondary Market Trading: 11/11/09

[1]	MVIS® Global Junior Gold Miners Index (MVGDXJTR). The Junior Gold Miners Index is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

11

VANECK VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	RVEIT[1]	Share Price	NAV	RVEIT[1]
One Year	17.05%	17.14%	17.41%	17.05%	17.14%	17.41%
Five Year	3.06%	2.99%	3.23%	16.25%	15.88%	17.24%
Life*	1.21%	1.20%	1.41%	11.86%	11.79%	13.97%

*	Commencement of Fund: 8/29/08; First Day of Secondary Market Trading: 9/3/08

[1]	Van Eck® Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

12

VANECK VECTORS OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVCRAKTR[1]	Share Price	NAV	MVCRAKTR[1]
One Year	49.50%	47.91%	47.60%	49.50%	47.91%	47.60%
Life*	23.17%	22.67%	22.63%	63.88%	62.29%	62.18%

*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15

[1]	MVIS® US Global Oil Refiners Index (MVCRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

13

VANECK VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVOIHTR[1]	Share Price	NAV	MVOIHTR[1]
One Year	(19.83)%	(19.95)%	(20.16)%	(19.83)%	(19.95)%	(20.16)%
Five Year	(5.75)%	(5.78)%	(5.96)%	(25.64)%	(25.75)%	(26.45)%
Life*	(4.26)%	(4.41)%	(4.54)%	(23.08)%	(23.82)%	(24.44)%

*	Commencement of Fund: 12/20/11; First Day of Secondary Market Trading: 12/21/11

[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

14

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVREMXTR[1]	Share Price	NAV	MVREMXTR[1]
One Year	82.21%	81.43%	79.83%	82.21%	81.43%	79.83%
Five Year	(8.48)%	(8.77)%	(8.97)%	(35.79)%	(36.81)%	(37.50)%
Life*	(10.18)%	(10.32)%	(10.76)%	(53.72)%	(54.25)%	(55.82)%

*	Commencement of Fund: 10/27/10; First Day of Secondary Market Trading: 10/28/10

[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

15

VANECK VECTORS STEEL ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	STEEL[1]	Share Price	NAV	STEEL[1]
One Year	24.26%	23.86%	24.63%	24.26%	23.86%	24.63%
Five Year	1.56%	1.44%	1.61%	8.05%	7.43%	8.34%
Ten Year	(3.52)%	(3.56)%	(3.31)%	(30.10)%	(30.39)%	(28.59)%

[1]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

16

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVFRAKTR[1]	Share Price	NAV	MVFRAKTR[1]
One Year	(13.49)%	(13.20)%	(12.89)%	(13.49)%	(13.20)%	(12.89)%
Five Year	(6.20)%	(5.93)%	(5.77)%	(27.37)%	(26.34)%	(25.72)%
Life*	(6.66)%	(6.59)%	(6.42)%	(33.30)%	(33.00)%	(32.29)%

*	Commencement of Fund: 2/14/12; First Day of Secondary Market Trading: 2/15/12

[1]	MVIS® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

17

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2017 (unaudited)

	Average Annual Total Returns			Cumulative Total Returns

	Share Price	NAV	MVNLRTR[1]	Share Price	NAV	MVNLRTR[1]
One Year	8.42%	8.27%	7.79%	8.42%	8.27%	7.79%
Five Year	6.58%	6.56%	6.38%	37.52%	37.37%	36.21%
Ten Year	(3.97)%	(3.98)%	(4.16)%	(33.33)%	(33.38)%	(34.59)%

[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS(R) Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 19 for more information.

18

VANECK VECTORS ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for certain Funds reflect temporary waivers of expenses and/or fees. Had these Funds incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index is published by S-Network Global Indexes, LLC (S-Network). The Ardour Global Index is published by ArdourGlobal Indexes LLC (Ardour).

ICE Data, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at vaneck.com.

19

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2017 to December 31, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	July 1, 2017-
	July 1, 2017	December 31, 2017	During Period	December 31, 2017
Agribusiness ETF
Actual	$1,000.00	$1,134.60	0.53%	$2.85
Hypothetical**	$1,000.00	$1,022.53	0.53%	$2.70
Coal ETF
Actual	$1,000.00	$1,255.80	0.60%	$3.41
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Global Alternative Energy ETF
Actual	$1,000.00	$1,036.90	0.62%	$3.18
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Gold Miners ETF
Actual	$1,000.00	$1,062.50	0.55%	$2.86
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80
Junior Gold Miners ETF
Actual	$1,000.00	$1,023.70	0.57%	$2.91
Hypothetical**	$1,000.00	$1,022.33	0.57%	$2.91
Natural Resources ETF
Actual	$1,000.00	$1,153.50	0.50%	$2.71
Hypothetical**	$1,000.00	$1,022.68	0.50%	$2.55
Oil Refiners ETF
Actual	$1,000.00	$1,331.10	0.59%	$3.47
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Oil Services ETF
Actual	$1,000.00	$1,077.30	0.35%	$1.83
Hypothetical**	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$1,743.20	0.60%	$4.15
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
Steel ETF
Actual	$1,000.00	$1,216.50	0.56%	$3.13
Hypothetical**	$1,000.00	$1,022.38	0.56%	$2.85
Unconventional Oil & Gas ETF
Actual	$1,000.00	$1,134.80	0.54%	$2.91
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,023.50	0.60%	$3.06
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2017) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
21

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 3.8%
3,353,400	Incitec Pivot Ltd. #	$10,185,751
515,620	Nufarm Ltd. #	3,512,547
1,500,545	Treasury Wine Estates Ltd. #	18,665,552
		32,363,850
Brazil: 1.2%
2,696,300	Rumo SA *	10,542,646
Canada: 9.2%
338,809	Agrium, Inc. (USD)	38,963,035
1,930,144	Potash Corp. of Saskatchewan, Inc. (USD)	39,857,473
		78,820,508
Chile: 2.0%
292,083	Sociedad Quimica y Minera de Chile SA (ADR)	17,340,968
China / Hong Kong: 2.0%
4,663,000	China Mengniu Dairy Co. Ltd. #	13,843,727
5,774,000	Goldin Financial Holdings Ltd. * #	3,023,474
		16,867,201
Denmark: 0.8%
85,759	Bakkafrost P/F (NOK) † #	3,648,019
32,911	Schouw & Co. AB #	3,085,527
		6,733,546
Germany: 1.4%
494,058	K+S AG † #	12,276,118
Indonesia: 0.5%
18,624,300	Charoen Pokphand Indonesia Tbk PT	4,118,143
Israel: 0.6%
1,319,945	Israel Chemicals Ltd. (USD) †	5,332,578
Japan: 7.4%
2,563,030	Kubota Corp. #	50,142,560
387,000	Nippon Meat Packers, Inc. #	9,429,126
645,200	Nippon Suisan Kaisha Ltd. #	3,374,360
		62,946,046
Malaysia: 2.5%
3,860,900	Felda Global Ventures Holdings Bhd #	1,610,359
6,974,755	IOI Corp. Bhd #	7,819,198
1,072,070	Kuala Lumpur Kepong Bhd	6,622,622
1,162,800	PPB Group Bhd #	4,944,325
		20,996,504
Netherlands: 0.4%
130,286	OCI NV * #	3,288,426
Norway: 5.1%
722,794	Leroy Seafood Group ASA #	3,880,992
923,641	Marine Harvest ASA #	15,679,077
116,984	Salmar ASA #	3,528,044
451,362	Yara International ASA #	20,803,173
		43,891,286
Russia: 0.5%
260,761	PhosAgro OAO (GDR) # Reg S	3,987,032
Number of Shares		Value

Singapore: 3.1%
1,022,200	First Resources Ltd. #	$1,427,279
12,820,045	Golden Agri-Resources Ltd. #	3,542,031
9,469,851	Wilmar International Ltd. #	21,840,173
		26,809,483
South Africa: 0.2%
223,209	Tongaat Hulett Ltd. #	2,061,852
South Korea: 0.4%
92,416	Komipharm International Co. Ltd. * #	3,298,910
Switzerland: 0.8%
17,198	Bucher Industries AG #	6,981,144
Taiwan: 0.3%
1,923,000	Taiwan Fertilizer Co. Ltd. #	2,474,805
Thailand: 1.1%
13,114,536	Charoen Pokphand Foods (NVDR) †	9,657,836
Ukraine: 0.2%
99,411	Kernel Holding SA (PLN)	1,359,506
United Kingdom: 3.8%
2,252,822	CNH Industrial NV (USD) †	30,187,815
5,990,680	Sirius Minerals PLC * †	1,904,414
		32,092,229
United States: 52.6%
143,738	AGCO Corp.	10,267,205
46,184	Andersons, Inc.	1,438,632
996,072	Archer-Daniels-Midland Co.	39,922,566
52,046	Balchem Corp.	4,194,908
275,875	Bunge Ltd.	18,505,695
331,161	CF Industries Holdings, Inc.	14,087,589
443,028	Deere & Co.	69,338,312
256,460	FMC Corp.	24,276,504
159,847	IDEXX Laboratories, Inc. *	24,996,874
560,726	Monsanto Co.	65,481,582
697,742	Mosaic Co.	17,904,060
65,136	Neogen Corp. *	5,354,830
134,841	Pilgrim’s Pride Corp. *	4,188,161
437,237	Platform Specialty Products Corp. *	4,337,391
39,336	Sanderson Farms, Inc. †	5,459,050
214,199	Toro Co.	13,972,201
272,258	Tractor Supply Co.	20,351,285
568,453	Tyson Foods, Inc.	46,084,485
816,320	Zoetis, Inc.	58,807,693
		448,969,023
Total Common Stocks (Cost: $786,797,538)		853,209,640

See Notes to Financial Statements

22

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.7%
Repurchase Agreements: 2.7%
$5,412,540	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $5,413,388; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $5,520,791 including accrued interest)	$5,412,540
5,412,540	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $5,413,400; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $5,520,791 including accrued interest)	5,412,540
5,412,540	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $5,413,370; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $5,520,837 including accrued interest)	5,412,540
Principal Amount		Value

Repurchase Agreements: (continued)
$1,138,611	Repurchase agreement dated 12/29/17 with J.P. Morgan Securities LLC, 1.41%, due 1/2/18, proceeds $1,138,789; (collateralized by various U.S. government and agency obligations, 1.38% to 2.13%, due 8/31/18 to 3/31/24, valued at $1,161,385 including accrued interest)	$1,138,611
5,412,540	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.41%, due 1/2/18, proceeds $5,413,388; (collateralized by various U.S. government and agency obligations, 1.98% to 10.50%, due 1/15/18 to 8/1/48, valued at $5,520,791 including accrued interest)	5,412,540
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $22,788,771)		22,788,771
Total Investments: 102.6% (Cost: $809,586,309)		875,998,411
Liabilities in excess of other assets: (2.6)%		(22,420,422)
NET ASSETS: 100.0%		$853,577,989

Definitions:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
PLN	Polish Zloty
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $21,732,303.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $238,353,581 which represents 27.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.4%	$20,351,285
Consumer Staples	30.0	255,736,337
Financials	0.4	3,023,474
Health Care	10.8	92,458,307
Industrials	22.4	191,431,883
Materials	34.0	290,208,354
	100.0%	$853,209,640

See Notes to Financial Statements

23

VANECK VECTORS AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$32,363,850	$—	$32,363,850
Brazil	10,542,646	—	—	10,542,646
Canada	78,820,508	—	—	78,820,508
Chile	17,340,968	—	—	17,340,968
China / Hong Kong	—	16,867,201	—	16,867,201
Denmark	—	6,733,546	—	6,733,546
Germany	—	12,276,118	—	12,276,118
Indonesia	4,118,143	—	—	4,118,143
Israel	5,332,578	—	—	5,332,578
Japan	—	62,946,046	—	62,946,046
Malaysia	6,622,622	14,373,882	—	20,996,504
Netherlands	—	3,288,426	—	3,288,426
Norway	—	43,891,286	—	43,891,286
Russia	—	3,987,032	—	3,987,032
Singapore	—	26,809,483	—	26,809,483
South Africa	—	2,061,852	—	2,061,852
South Korea	—	3,298,910	—	3,298,910
Switzerland	—	6,981,144	—	6,981,144
Taiwan	—	2,474,805	—	2,474,805
Thailand	9,657,836	—	—	9,657,836
Ukraine	1,359,506	—	—	1,359,506
United Kingdom	32,092,229	—	—	32,092,229
United States	448,969,023	—	—	448,969,023
Repurchase Agreements	—	22,788,771	—	22,788,771
Total	$614,856,059	$261,142,352	$—	$875,998,411

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $12,709,981, transfers of securities from Level 2 to Level 1 were $23,885,422. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

24

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 15.4%
1,610,666	Aurizon Holdings Ltd. #	$6,221,420
321,722	Washington H Soul Pattinson & Co. Ltd. † #	4,473,061
1,418,618	Whitehaven Coal Ltd. #	4,931,461
		15,625,942
Canada: 11.4%
319,358	Teck Cominco Ltd. (USD)	8,357,599
153,695	Westshore Terminals Investment Corp.	3,224,902
		11,582,501
China / Hong Kong: 17.7%
7,797,095	China Coal Energy Co. Ltd. #	3,512,590
2,964,908	China Shenhua Energy Co. Ltd. #	7,655,312
6,908,067	Fushan International Energy Group Ltd. #	1,479,037
29,780,000	National United Resources Holdings Ltd. * # § ¥	0
4,474,000	Yanzhou Coal Mining Co. Ltd. † #	5,214,553
		17,861,492
Indonesia: 20.3%
38,588,615	Adaro Energy Tbk PT #	5,275,601
114,387,100	Bumi Resources Tbk PT * #	2,271,601
17,194,400	Delta Dunia Makmur Tbk PT *	906,136
6,012,700	Indika Energy Tbk PT * #	1,353,603
1,472,252	Indo Tambangraya Megah Tbk PT #	2,241,757
11,579,700	Tambang Batubara Bukit Asam Tbk PT	2,099,581
2,449,500	United Tractors Tbk PT	6,391,177
		20,539,456
Philippines: 3.6%
4,917,530	Semirara Mining and Power Corp.	3,625,102
Poland: 4.4%
160,282	Jastrzebska Spolka Weglowa SA * † #	4,428,088
South Africa: 5.7%
439,574	Exxaro Resources Ltd. #	5,760,238
Thailand: 6.1%
10,409,689	Banpu PCL (NVDR) #	6,221,975
United States: 15.3%
49,206	Arch Coal, Inc. †	4,584,031
51,075	CONSOL Energy, Inc. *	2,017,973
122,062	Peabody Energy Corp. *	4,805,581
119,789	SunCoke Energy, Inc. *	1,436,270
105,451	Warrior Met Coal, Inc. †	2,652,093
		15,495,948
Total Common Stocks (Cost: $90,674,065)		101,140,742
MONEY MARKET FUND: 0.1% (Cost: $95,150)
95,150	Dreyfus Government Cash Management Fund — Institutional Shares	95,150
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $90,769,215)		101,235,892
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.3%
Repurchase Agreements: 9.3%
$2,230,360	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $2,230,709; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $2,274,967 including accrued interest)	$2,230,360
2,230,360	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $2,230,714; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $2,274,967 including accrued interest)	2,230,360
2,230,360	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $2,230,702; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $2,274,986 including accrued interest)	2,230,360
469,191	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.40%, due 1/2/18, proceeds $469,264; (collateralized by various U.S. government and agency obligations, 1.88% to 2.75%, due 7/31/22 to 8/15/42, valued at $478,575 including accrued interest)	469,191
2,230,360	Repurchase agreement dated 12/29/17 with Mizuho Securities USA, Inc., 1.40%, due 1/2/18, proceeds $2,230,707; (collateralized by various U.S. government and agency obligations, 0.13% to 3.50%, due 4/15/21 to 11/1/47, valued at $2,274,968 including accrued interest)	2,230,360
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $9,390,631)		9,390,631
Total Investments: 109.3% (Cost: $100,159,846)		110,626,523
Liabilities in excess of other assets: (9.3)%		(9,425,969)
NET ASSETS: 100.0%		$101,200,554

See Notes to Financial Statements

25

VANECK VECTORS COAL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,990,537.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $61,040,297 which represents 60.3% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
¥	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	72.5%	$73,341,333
Industrials	9.3	9,446,322
Materials	18.1	18,353,087
Money Market Fund	0.1	95,150
	100.0%	$101,235,892

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$15,625,942	$—	$15,625,942
Canada	11,582,501	—	—	11,582,501
China / Hong Kong	—	17,861,492	0	17,861,492
Indonesia	9,396,894	11,142,562	—	20,539,456
Philippines	3,625,102	—	—	3,625,102
Poland	—	4,428,088	—	4,428,088
South Africa	—	5,760,238	—	5,760,238
Thailand	—	6,221,975	—	6,221,975
United States	15,495,948	—	—	15,495,948
Money Market Fund	95,150	—	—	95,150
Repurchase Agreements	—	9,390,631	—	9,390,631
Total	$40,195,595	$70,430,928	$0	$110,626,523

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $14,609,997. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2017:

Common Stocks
China / Hong Kong
Balance as of December 31, 2016	$409,069
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(409,069)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of December 31, 2017	$0

See Notes to Financial Statements

26

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 1.3%
48,512	Verbund - Oesterreichische Elektrizis AG #	$1,170,043
Brazil: 2.1%
192,535	Cosan Ltd. (USD)	1,867,590
Canada: 2.6%
52,873	Canadian Solar, Inc. (USD) * †	891,439
119,751	Innergex Renewable Energy, Inc.	1,376,283
		2,267,722
China / Hong Kong: 8.5%
3,688,000	China Longyuan Power Group Corp. Ltd. #	2,617,273
403,800	Dongfang Electric Corp. Machinery Co. Ltd. * #	330,632
15,228,600	GCL-Poly Energy Holdings Ltd. * † #	2,715,652
25,835	JinkoSolar Holding Co. Ltd. (ADR) * †	621,332
656,180	Xinjiang Goldwind Science & Technology Co. Ltd. † #	1,112,453
		7,397,342
Denmark: 10.8%
135,764	Vestas Wind Systems A/S #	9,387,842
Japan: 4.7%
125,604	Kurita Water Industries Ltd. #	4,073,166
Philippines: 1.2%
8,899,200	Energy Development Corp.	1,023,265
Spain: 5.9%
176,080	EDP Renovaveis SA	1,473,081
266,898	Gamesa Corp. Tecnologica SA † #	3,657,664
		5,130,745
Sweden: 5.3%
485,990	Nibe Industrier AB #	4,664,877
United States: 57.5%
53,971	AVX Corp.	933,698
34,570	Badger Meter, Inc.	1,652,446
155,557	Covanta Holding Corp. †	2,628,913
115,990	Cree, Inc. * †	4,307,869
108,717	Eaton Corp. Plc	8,589,730
51,534	EnerSys, Inc.	3,588,312
30,671	ESCO Technologies, Inc.	1,847,928
96,707	First Solar, Inc. *	6,529,657
45,818	Franklin Electric Co., Inc.	2,103,046
46,302	Green Plains Renewable Energy, Inc.	780,189
40,439	Itron, Inc. *	2,757,940
42,076	Ormat Technologies, Inc.	2,691,181
35,335	Power Integrations, Inc.	2,598,889
26,987	Tesla Motors, Inc. * †	8,402,402
57,494	Veeco Instruments, Inc. *	853,786
		50,265,986
Total Common Stocks (Cost: $77,771,993)		87,248,578
MONEY MARKET FUND: 0.0% (Cost: $45,779)
45,779	Dreyfus Government Cash Management Fund – Institutional Shares	45,779
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $77,817,772)		87,294,357
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 23.5%
Repurchase Agreements: 23.5%
$4,878,314	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $4,879,078; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $4,975,880 including accrued interest)	$4,878,314
4,878,314	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $4,879,089; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $4,975,880 including accrued interest)	4,878,314
4,878,314	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $4,879,062; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $4,975,922 including accrued interest)	4,878,314
1,026,205	Repurchase agreement dated 12/29/17 with J.P. Morgan Securities LLC, 1.41%, due 1/2/18, proceeds $1,026,366; (collateralized by various U.S. government and agency obligations, 1.38% to 2.13%, due 8/31/18 to 3/31/24, valued at $1,046,731 including accrued interest)	1,026,205
4,878,314	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.41%, due 1/2/18, proceeds $4,879,078; (collateralized by various U.S. government and agency obligations, 1.98% to 10.50% due 1/15/18 to 8/1/48, valued at $4,975,880 including accrued interest)	4,878,314
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $20,539,461)		20,539,461
Total Investments: 123.4% (Cost: $98,357,233)		107,833,818
Liabilities in excess of other assets: (23.4)%		(20,482,689)
NET ASSETS: 100.0%		$87,351,129

See Notes to Financial Statements

27

VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $19,622,485.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $29,729,602 which represents 34.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	9.6%	$8,402,402
Energy	3.0	2,647,779
Industrials	48.1	41,984,563
Information Technology	27.3	23,862,708
Utilities	11.9	10,351,126
Money Market Fund	0.1	45,779
	100.0%	$87,294,357

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$1,170,043	$—	$1,170,043
Brazil	1,867,590	—	—	1,867,590
Canada	2,267,722	—	—	2,267,722
China / Hong Kong	621,332	6,776,010	—	7,397,342
Denmark	—	9,387,842	—	9,387,842
Japan	—	4,073,166	—	4,073,166
Philippines	1,023,265	—	—	1,023,265
Spain	1,473,081	3,657,664	—	5,130,745
Sweden	—	4,664,877	—	4,664,877
United States	50,265,986	—	—	50,265,986
Money Market Fund	45,779	—	—	45,779
Repurchase Agreements	—	20,539,461	—	20,539,461
Total	$57,564,755	$50,269,063	$—	$107,833,818

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $1,234,723. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

28

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 15.0%
76,222,316	Evolution Mining Ltd. #	$158,225,780
26,576,668	Independence Group NL † #	98,304,801
25,738,275	Newcrest Mining Ltd. #	459,308,127
27,320,714	Northern Star Resources Ltd. #	130,392,486
27,857,727	OceanaGold Corp. (CAD)	71,814,883
22,693,685	Regis Resources Ltd. #	76,303,131
33,381,569	Resolute Mining Ltd. #	29,768,133
36,817,900	Saracen Mineral Holdings Ltd. * #	48,685,079
22,526,552	St. Barbara Ltd. #	67,248,328
		1,140,050,748
Canada: 52.1%
8,149,333	Agnico-Eagle Mines Ltd. (USD)	376,336,198
12,062,729	Alamos Gold, Inc. (USD) †	78,528,366
44,321,184	B2Gold Corp. (USD) * †	137,395,670
39,189,881	Barrick Gold Corp. (USD)	567,077,578
13,193,635	Centerra Gold, Inc. *	67,813,567
7,912,960	Detour Gold Corp. *	93,342,551
35,964,640	Eldorado Gold Corp. (USD)	51,429,435
7,505,149	First Majestic Silver Corp. (USD) * †	50,584,704
7,222,680	Fortuna Silver Mines, Inc. *	37,815,380
6,233,195	Franco-Nevada Corp. (USD) †	498,343,940
29,190,823	Goldcorp, Inc. (USD)	372,766,810
7,837,654	Guyana Goldfields, Inc. *	31,777,232
21,048,830	IAMGOLD Corp. (USD) *	122,714,679
56,482,522	Kinross Gold Corp. (USD) *	244,004,495
9,374,981	Kirkland Lake Gold Ltd.	144,184,432
15,082,095	McEwen Mining, Inc. (USD) †	34,387,177
26,068,693	New Gold, Inc. (USD) * †	85,766,000
7,109,776	Osisko Gold Royalties Ltd. (USD) †	82,189,010
6,937,684	Pan American Silver Corp. (USD) †	107,950,363
8,212,300	Pretium Resources, Inc. (USD) * †	93,702,343
8,261,685	Sandstorm Gold Ltd. (USD) * †	41,225,808
14,715,111	Semafo, Inc. *	41,927,408
5,416,259	SSR Mining, Inc. (USD) *	47,608,917
3,614,401	Torex Gold Resources, Inc. *	34,414,625
16,632,653	Wheaton Precious Metals Corp. (USD)	368,080,611
42,950,749	Yamana Gold, Inc. (USD) †	134,006,337
		3,945,373,636
China / Hong Kong: 1.8%
47,436,500	Zhaojin Mining Industry Co. Ltd. † #	36,764,832
259,814,000	Zijin Mining Group Ltd. #	98,025,719
		134,790,551
Monaco: 1.3%
4,794,021	Endeavour Mining Corp. (CAD) *	98,065,173
Peru: 2.3%
12,451,121	Cia de Minas Buenaventura SA (ADR)	175,311,784
South Africa: 6.8%
18,555,511	AngloGold Ashanti Ltd. (ADR)	189,080,657
37,211,379	Gold Fields Ltd. (ADR) †	160,008,930
20,142,895	Harmony Gold Mining Co. Ltd. (USD) †	37,667,214
25,048,347	Sibanye Gold Ltd. (ADR) †	126,494,152
		513,250,953
Number of Shares		Value

United Kingdom: 5.9%
52,184,631	Cenatamin Plc #	$111,364,297
3,426,456	Randgold Resources Ltd. (ADR) †	338,842,234
		450,206,531
United States: 14.8%
8,408,397	Coeur Mining, Inc. *	63,062,977
18,073,502	Hecla Mining Co.	71,751,803
17,923,457	Newmont Mining Corp.	672,488,107
2,959,839	Royal Gold, Inc.	243,061,979
14,167,328	Tahoe Resources, Inc.	67,861,501
		1,118,226,367
Total Common Stocks (Cost: $8,410,270,744)		7,575,275,743
MONEY MARKET FUND: 0.1% (Cost: $2,972,013)
2,972,013	Dreyfus Government Cash Management Fund – Institutional Shares	2,972,013
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $8,413,242,757)		7,578,247,756

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.8%
Repurchase Agreements: 1.8%
$33,192,201	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $33,197,401; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $33,856,045 including accrued interest)	33,192,201
33,192,201	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $33,197,475; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $33,856,046 including accrued interest)	33,192,201
33,192,201	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $33,197,290; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $33,856,327 including accrued interest)	33,192,201

See Notes to Financial Statements

29

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$6,983,040	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.40%, due 1/2/18, proceeds $6,984,126; (collateralized by various U.S. government and agency obligations, 1.88% to 2.75%, due 7/31/22 to 8/15/42, valued at $7,122,702 including accrued interest)	$6,983,040
33,192,201	Repurchase agreement dated 12/29/17 with Nomura Securities International, Inc., 1.42%, due 1/2/18, proceeds $33,197,438; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 4/5/18 to 11/20/67, valued at $33,856,045 including accrued interest)	33,192,201
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $139,751,844)		139,751,844
Total Investments: 101.9% (Cost: $8,552,994,601)		7,717,999,600
Liabilities in excess of other assets: (1.9)%		(143,414,480)
NET ASSETS: 100.0%		$7,574,585,120

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $131,375,194.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,314,390,713 which represents 17.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	1.3%	$98,304,801
Gold	89.5	6,777,725,104
Silver	9.2	699,245,838
Money Market Fund	0.0	2,972,013
	100.0%	$7,578,247,756

See Notes to Financial Statements

30

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2017 is set forth below:

Affiliates	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17
Agnico-Eagle Mines Ltd.	$533,593,494	$264,981,707	$(469,119,245)	$72,448,283	$4,382,492	$(25,568,041)	$—	(a)
Alamos Gold, Inc.	107,701,354	60,934,321	(83,147,251)	3,371,278	299,700	(10,331,336)	—	(a)
AngloGold Ashanti Ltd.	253,959,846	145,404,347	(209,482,565)	(17,446,604)	2,578,393	16,645,633	—	(a)
Asanko Gold, Inc.	36,415,313	1,742,771	(19,306,601)	(31,487,317)	—	12,635,835	—
B2Gold Corp.	133,557,639	88,574,587	(114,511,723)	27,312,708	—	2,462,460	—	(a)
Barrick Gold Corp.	1,050,349,548	506,290,421	(917,318,415)	(38,991,390)	6,573,125	(33,252,586)	—	(a)
Cenatamin Plc	115,288,924	79,408,857	(116,166,242)	55,076,447	11,219,035	(22,243,688)	—	(a)
Centerra Gold, Inc.	80,535,447	29,601,206	(50,734,902)	4,111,721	—	4,300,096	—	(a)
Cia de Minas Buenaventura SA	183,326,903	119,515,857	(161,083,576)	7,004,928	1,444,451	26,547,672	—	(a)
Coeur Mining, Inc.	100,773,949	51,654,228	(76,446,163)	(3,839,865)	—	(9,079,172)	—	(a)
Detour Gold Corp.	140,388,737	72,066,241	(101,554,772)	6,381,727	—	(23,939,383)	—	(a)
Eldorado Gold Corp.	136,051,710	71,063,358	(95,266,509)	(18,206,417)	681,022	(42,212,707)	—	(a)
Endeavour Mining Corp.	82,358,502	64,145,248	(72,990,273)	5,295,792	—	19,255,904	—	(a)
Evolution Mining Ltd.	148,606,232	99,939,710	(143,454,036)	56,038,097	3,301,952	(2,904,223)	—	(a)
First Majestic Silver Corp.	73,933,380	44,229,770	(61,550,269)	5,366,392	—	(11,394,567)	—	(a)
Fortuna Silver Mines, Inc.	48,666,731	17,764,785	(23,237,586)	(7,377,808)	—	1,999,258	—	(a)
Franco-Nevada Corp.	597,508,567	335,669,928	(603,861,107)	97,295,849	7,668,060	71,730,704	—	(a)
Gold Fields Ltd.	145,804,659	102,972,690	(145,263,512)	(8,551,249)	3,454,529	65,046,341	—	(a)
Goldcorp, Inc.	654,777,998	308,110,898	(552,649,773)	(142,662,004)	3,228,372	105,189,691	—	(a)
Guyana Goldfields, Inc.	45,967,851	12,441,658	(22,048,657)	(7,738,190)	—	3,154,569	—	(a)
Harmony Gold Mining Co. Ltd.	57,307,795	32,109,851	(42,380,341)	(12,936,014)	1,608,366	3,565,922	—	(a)
Hecla Mining Co.	122,130,352	69,803,876	(98,326,702)	29,596,028	204,113	(51,451,750)	—	(a)
IAMGOLD Corp.	102,303,979	59,858,476	(83,476,245)	22,564,270	—	21,464,199	—	(a)
Independence Group NL	106,473,786	58,166,632	(73,907,259)	3,023,587	482,479	4,548,055	—	(a)
Kinross Gold Corp.	228,303,557	165,537,677	(236,740,913)	14,705,209	—	72,198,964	—	(a)
Kirkland Lake Gold Ltd.	62,873,576	43,113,708	(61,327,854)	20,718,887	292,535	78,806,116	—	(a)
Klondex Mines Ltd.	41,115,329	11,687,587	(33,296,991)	(25,780,801)	—	6,274,876	—
McEwen Mining, Inc.	51,393,615	14,736,906	(23,215,739)	(4,376,453)	—	(4,151,151)	—	(a)
New Gold, Inc.	105,902,685	64,245,249	(76,523,038)	(9,137,180)	—	1,278,284	—	(a)
Newcrest Mining Ltd.	622,167,668	322,902,998	(609,017,477)	105,356,241	5,666,537	17,898,697	—	(a)
Newmont Mining Corp.	1,019,838,842	475,847,704	(876,766,294)	60,335,646	6,078,049	(6,767,792)	—	(a)
Northern Star Resources Ltd.	90,809,629	73,901,362	(102,985,310)	45,407,964	2,189,774	23,258,841	—	(a)
OceanaGold Corp.	105,042,581	62,251,420	(88,799,926)	21,389,448	654,398	(28,068,639)	—	(a)
Osisko Gold Royalties Ltd.	61,066,716	56,677,178	(43,053,139)	(277,325)	894,646	7,775,581	—	(a)
Pan American Silver Corp.	135,277,377	88,807,558	(121,494,229)	26,191,060	781,109	(20,831,404)	—	(a)
Randgold Resources Ltd.	421,909,576	201,445,582	(390,495,015)	9,890,983	5,911,302	96,091,107	—	(a)
Regis Resources Ltd.	62,328,824	28,056,333	(45,691,114)	9,887,880	3,000,145	21,721,207	—	(a)
Resolute Mining Ltd.	39,662,865	23,980,081	(31,677,784)	(8,112,004)	475,311	5,914,975	—	(a)
Royal Gold, Inc.	245,387,048	168,899,012	(242,264,151)	30,758,509	3,403,589	40,281,561	—	(a)
Sandstorm Gold Ltd.	35,009,192	18,233,443	(19,054,608)	(3,853,291)	—	10,891,072	—	(a)
Saracen Mineral Holdings Ltd.	33,496,978	16,271,463	(24,822,872)	(1,092,307)	—	24,831,817	—	(a)
Semafo, Inc.	63,128,790	29,425,358	(35,431,242)	(14,050,492)	—	(1,145,005)	—	(a)
Sibanye Gold Ltd.	96,150,225	141,901,260	(115,572,695)	(3,800,959)	2,774,904	7,816,322	—	(a)
SSR Mining, Inc.	62,798,611	19,509,934	(34,905,665)	(4,261,128)	—	4,467,165	—	(a)
St. Barbara Ltd.	42,513,293	25,418,332	(40,188,581)	3,781,135	1,021,875	35,724,150	—	(a)
Tahoe Resources, Inc.	172,776,120	73,851,275	(109,673,833)	(29,985,224)	2,554,364	(39,106,837)	—	(a)
Torex Gold Resources, Inc.	72,804,842	45,285,765	(62,622,126)	1,049,519	—	(22,103,375)	—	(a)
Wheaton Precious Metals Corp.	446,884,776	242,545,646	(376,664,349)	(20,784,289)	6,718,369	76,098,826	—	(a)
Yamana Gold, Inc.	157,003,726	101,092,759	(132,735,489)	(57,623,827)	983,939	66,269,168	—	(a)
Zhaojin Mining Industry Co. Ltd.	43,635,481	33,485,330	(36,502,238)	2,009,735	267,610	(5,863,477)	—	(a)
Zijin Mining Group Ltd.	107,864,749	69,331,920	(94,652,059)	15,100,790	2,374,668	380,319	—	(a)
	$9,684,929,367	$5,314,894,263	$(8,403,458,455)	$289,097,975	$93,169,213	$596,110,254	$—

(a) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

31

VANECK VECTORS GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$71,814,883	$1,068,235,865	$—	$1,140,050,748
Canada	3,945,373,636	—	—	3,945,373,636
China/Hong Kong	—	134,790,551	—	134,790,551
Monaco	98,065,173	—	—	98,065,173
Peru	175,311,784	—	—	175,311,784
South Africa	513,250,953	—	—	513,250,953
United Kingdom	338,842,234	111,364,297	—	450,206,531
United States	1,118,226,367	—	—	1,118,226,367
Money Market Fund	2,972,013	—	—	2,972,013
Repurchase Agreements	—	139,751,844	—	139,751,844
Total	$6,263,857,043	$1,454,142,557	$—	$7,717,999,600

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

32

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 18.2%
57,221,069	Beadell Resources Ltd. * † #	$8,072,095
86,788,936	Evolution Mining Ltd. ‡ #	180,160,455
35,345,976	Northern Star Resources Ltd. ‡ #	168,694,335
38,547,710	OceanaGold Corp. (CAD) ‡	99,372,763
64,753,805	Perseus Mining Ltd. ‡ * #	19,003,941
37,313,427	Ramelius Resources Ltd. ‡ * † #	11,241,363
36,918,448	Regis Resources Ltd. ‡ #	124,131,148
35,001,964	Resolute Mining Ltd. † #	31,213,126
54,248,773	Saracen Mineral Holdings Ltd. ‡ * #	71,734,287
35,679,974	Silver Lake Resources Ltd. ‡ * † #	10,625,961
32,721,127	St. Barbara Ltd. ‡ #	97,682,108
17,316,183	Westgold Resources Ltd. ‡ * † #	23,954,960
		845,886,542
Canada: 54.7%
21,532,343	Alamos Gold, Inc. (USD) ‡	140,175,553
12,548,805	Argonaut Gold, Inc. ‡ * †	24,036,978
12,915,717	Asanko Gold, Inc. (USD) ‡ * †	9,119,788
51,809,235	B2Gold Corp. (USD) ‡ *	160,608,628
10,449,072	Centerra Gold, Inc. *	53,706,871
9,497,739	Continental Gold, Inc. ‡ * †	25,621,420
10,956,456	Detour Gold Corp. ‡ *	129,244,120
8,423,420	Dundee Precious Metals, Inc. * †	20,168,610
54,930,248	Eldorado Gold Corp. (USD) ‡	78,550,255
9,753,606	Endeavour Silver Corp. (USD) ‡ * †	23,311,118
12,002,376	First Majestic Silver Corp. (USD) ‡ * †	80,896,014
42,242,479	First Mining Finance Corp. ‡ * †	20,902,939
10,654,032	Fortuna Silver Mines, Inc. (USD) ‡ * †	55,614,047
11,592,501	Gold Standard Ventures Corp. (USD) * †	20,286,877
27,258,141	Golden Star Resources Ltd. (USD) ‡ *	24,259,745
12,880,447	Great Panther Silver Ltd. (USD) ‡ * †	16,615,777
9,576,635	Guyana Goldfields, Inc. ‡ *	38,827,811
29,509,402	IAMGOLD Corp. (USD) ‡ *	172,039,814
12,128,912	Kirkland Lake Gold Ltd. ‡	186,539,075
8,186,167	Klondex Mines Ltd. (USD) * †	21,365,896
4,208,625	MAG Silver Corp. (USD) * †	52,018,605
17,886,454	McEwen Mining, Inc. (USD) ‡ †	40,781,115
40,932,409	New Gold, Inc. (USD) ‡ *	134,667,626
15,459,338	Novagold Resources, Inc. (USD) †	60,755,198
7,156,848	Osisko Gold Royalties Ltd. (USD)	82,733,163
8,426,194	Osisko Mining, Inc. *	22,798,035
10,222,836	Pan American Silver Corp. (USD) ‡	159,067,328
11,023,882	Premier Gold Mines Ltd. ‡ * †	31,674,029
10,364,369	Pretium Resources, Inc. (USD) ‡ * †	118,257,450
12,766,819	Sandstorm Gold Ltd. (USD) ‡ * †	63,706,427
3,414,366	Seabridge Gold, Inc. (USD) ‡ * †	38,582,336
19,569,493	Semafo, Inc. ‡ *	55,758,881
12,867,833	Silvercorp Metals, Inc. ‡ †	33,685,696
8,680,788	SSR Mining, Inc. (USD) ‡ *	76,304,127
1,694,754	Sulliden Mining Capital, Inc. *	574,860
6,727,212	Teranga Gold Corp. ‡ * †	16,053,605
3,769,460	Torex Gold Resources, Inc. *	35,891,023
8,499,792	Wesdome Gold Mines Ltd. ‡ * †	14,313,868
63,287,287	Yamana Gold, Inc. (USD) ‡	197,456,335
		2,536,971,043
Number of Shares		Value

China / Hong Kong: 1.8%
16,454,522	China Gold International Resources Corp. Ltd. (CAD) * †	$30,861,668
825,748,000	Munsun Capital Group Ltd. ‡ * †	6,654,743
19,287,400	Real Gold Mining Ltd. * # § ∞	338,263
58,069,000	Zhaojin Mining Industry Co. Ltd. ‡ † #	45,005,365
		82,860,039
Monaco: 2.1%
4,823,270	Endeavour Mining Corp. (CAD) *	98,663,482
Peru: 1.4%
18,164,604	Hochschild Mining Plc (GBP) #	64,679,539
South Africa: 9.4%
2,984,672	DRDGOLD Ltd. (ADR) ‡ †	9,730,031
48,141,952	Gold Fields Ltd. (ADR) ‡ †	207,010,394
28,955,338	Harmony Gold Mining Co. Ltd. (USD) ‡	54,146,482
32,213,124	Sibanye Gold Ltd. (ADR) ‡ †	162,676,276
		433,563,183
Turkey: 0.8%
3,723,554	Koza Altin Isletmeleri AS * † #	37,486,048
United Kingdom: 4.5%
8,677,891	African Barrick Gold Ltd. #	23,098,344
69,389,103	Cenatamin Plc ‡ #	148,079,397
15,087,634	Highland Gold Mining Ltd. #	34,834,130
38,603,767	Patagonia Gold Plc	613,600
		206,625,471
United States: 6.9%
22,423,155	Alacer Gold Corp. (CAD) ‡ *	39,908,724
10,274,185	Coeur Mining, Inc. ‡ * †	77,056,387
4,074,712	Gold Resource Corp. ‡	17,928,733
22,083,538	Hecla Mining Co. ‡ †	87,671,646
20,365,234	Tahoe Resources, Inc. ‡	97,549,471
		320,114,961
Total Common Stocks (Cost: $4,361,816,028)		4,626,850,308
MONEY MARKET FUND: 0.2% (Cost: $8,880,314)
8,880,314	Dreyfus Government Cash Management Fund — Institutional Shares	8,880,314
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $4,370,696,342)		4,635,730,622

See Notes to Financial Statements

33

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 4.5%
Repurchase Agreements: 4.5%
$48,926,057	Repurchase agreement dated 12/29/17 with Barclays Capital, Inc., 1.37%, due 1/2/18, proceeds $48,933,505; (collateralized by various U.S. government and agency obligations, 0.00% to 2.25%, due 5/15/20 to 8/15/47, valued at $49,904,580 including accrued interest)	$48,926,057
48,916,896	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $48,924,560; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $49,895,234 including accrued interest)	48,916,896
9,450,054	Repurchase agreement dated 12/29/17 with Credit Agricole CIB, 1.38%, due 1/2/18, proceeds $9,451,503; (collateralized by various U.S. government and agency obligations, 0.13% to 5.38%, due 7/15/26 to 2/15/31, valued at $9,639,057 including accrued interest)	9,450,054
48,916,896	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $48,924,668; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $49,895,235 including accrued interest)	48,916,896
Principal Amount		Value

Repurchase Agreements: (continued)
$2,577,188	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $2,577,583; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $2,628,754 including accrued interest)	$2,577,188
47,171,027	Repurchase agreement dated 12/29/17 with RBC Capital Markets LLC, 1.37%, due 1/2/18, proceeds $47,178,207; (collateralized by various U.S. government and agency obligations, 0.00% to 8.50%, due 1/4/18 to 9/9/49, valued at $48,114,464 including accrued interest)	47,171,027
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $205,958,118)		205,958,118
Total Investments: 104.5% (Cost: $4,576,654,460)		4,841,688,740
Liabilities in excess of other assets: (4.5)%		(207,193,313)
NET ASSETS: 100.0%		$4,634,495,427

Definitions:
ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $192,212,461.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,100,034,865 which represents 23.7% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $338,263 which represents 0.0% of net assets.
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

34

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	84.4%	$3,912,405,769
Precious Metals & Minerals	1.4	63,828,382
Silver	14.0	650,616,157
Money Market Fund	0.2	8,880,314
	100.0%	$4,635,730,622

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2017 is set forth below:

Affiliates	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17
Alacer Gold Corp.	$51,234,537	$52,019,199	$(57,078,801)	$(19,926,407)	$—	$13,660,197	$39,908,724
Alamos Gold, Inc.	189,253,976	194,109,653	(216,030,432)	(18,557,755)	537,589	(8,599,888)	140,175,553
Argonaut Gold, Inc.	27,022,343	28,539,796	(31,718,826)	(14,474,424)	—	14,668,089	24,036,977
Asanko Gold, Inc.	69,249,220	21,724,355	(29,725,320)	(32,692,542)	—	(19,435,924)	9,119,788
B2Gold Corp.	121,435,546	238,450,370	(202,119,744)	273,645	—	2,568,811	160,608,629
Beadell Resources Ltd.	20,287,324	23,388,004	(26,385,314)	(12,565,806)	—	3,347,886	—	(a)
Cenatamin Plc	—	157,702,658	(12,496,234)	(572,320)	1,521,707	3,445,293	148,079,397
Centerra Gold, Inc.	114,376,806	33,695,301	(104,239,898)	(5,857,371)	—	15,732,033	—	(a)
China Gold International Resources Corp. Ltd.	42,366,409	39,232,139	(48,221,481)	(18,008,819)	—	15,493,421	—	(a)
Coeur Mining, Inc.	—	95,831,576	(9,219,292)	(746,154)	—	(8,809,744)	77,056,387
Continental Gold, Inc.	40,891,721	37,000,817	(37,655,831)	(1,125,337)	—	(13,489,949)	25,621,420
Detour Gold Corp.	—	140,128,193	(10,456,517)	243,536	—	(671,092)	129,244,120
DRDGOLD Ltd.	29,801,363	19,835,663	(23,430,793)	(8,934,350)	102,286	(7,541,852)	9,730,031
Dundee Precious Metals, Inc.	21,032,717	20,693,387	(24,751,455)	(7,713,979)	—	10,907,939	—	(a)
Eldorado Gold Corp.	—	133,835,069	(7,154,665)	(1,539,012)	—	(46,591,137)	78,550,255
Endeavour Mining Corp.	107,053,281	96,761,793	(125,675,926)	22,063,843	—	(1,539,508)	—	(a)
Endeavour Silver Corp.	53,331,347	38,977,201	(47,727,352)	(18,031,282)	—	(3,238,794)	23,311,118
Evolution Mining Ltd.	—	176,616,487	(16,887,052)	382,929	1,875,881	20,048,091	180,160,455
First Majestic Silver Corp.	—	105,156,984	(12,844,089)	(1,559,563)	—	(9,857,318)	80,896,014
First Mining Finance Corp.	36,843,869	36,268,951	(34,676,920)	(12,746,419)	—	(4,786,541)	20,902,939
Fortuna Silver Mines, Inc.	90,047,705	52,774,211	(68,002,663)	(23,849,704)	—	4,644,499	55,614,047
Gold Fields Ltd.	—	196,332,541	(28,669,309)	3,536,561	1,339,219	35,810,602	207,010,394
Gold Resource Corp.	29,686,049	13,584,023	(20,599,835)	(8,264,962)	112,474	3,523,457	17,928,733
Golden Star Resources Ltd.	32,002,055	27,012,570	(32,784,197)	(5,406,896)	—	3,436,213	24,259,745
Great Panther Silver Ltd.	39,198,734	22,580,338	(31,377,541)	(7,083,365)	—	(6,702,389)	16,615,777
Guyana Goldfields, Inc.	85,201,458	32,593,259	(69,570,059)	(21,739,220)	—	12,342,373	38,827,811
Harmony Gold Mining Co. Ltd.	75,871,718	75,126,885	(74,998,529)	(25,837,818)	2,505,559	3,984,226	54,146,482
Hecla Mining Co.	—	123,621,263	(10,504,908)	(2,124,761)	—	(23,319,947)	87,671,646
IAMGOLD Corp.	209,321,820	72,159,359	(173,550,269)	42,833,346	—	21,275,558	172,039,814
Kirkland Lake Gold Ltd.	115,729,975	87,423,034	(166,791,210)	11,727,073	380,672	138,450,203	186,539,075
Klondex Mines Ltd.	62,226,059	22,815,636	(35,465,473)	(12,991,402)	—	(15,218,925)	—	(a)
MAG Silver Corp.	70,702,785	65,201,320	(86,795,741)	369,050	—	2,541,192	—	(a)
McEwen Mining, Inc.	74,227,369	24,891,084	(43,831,387)	(8,381,560)	—	(6,124,391)	40,781,115
Munsun Capital Group Ltd.	30,577,004	15,258,956	(19,261,201)	(12,427,427)	—	(7,492,588)	6,654,743
New Gold, Inc.	—	145,720,603	(21,862,334)	(1,526,015)	—	12,335,371	134,667,626
Northern Star Resources Ltd.	—	150,999,714	(20,548,421)	1,286,058	1,598,589	36,956,985	168,694,335
Novagold Resources, Inc.	107,701,628	90,219,397	(110,968,878)	(14,132,011)	—	(12,064,938)	—	(a)
OceanaGold Corp.	—	138,004,263	(15,045,902)	(2,831,798)	412,533	(20,753,801)	99,372,763
Osisko Gold Royalties Ltd.	107,836,446	74,124,204	(118,995,844)	(8,702,653)	1,149,350	28,471,010	—	(a)
Pan American Silver Corp.	—	194,302,297	(27,872,028)	128,329	500,772	(7,491,270)	159,067,328
Perseus Mining Ltd.	27,358,990	20,610,735	(31,935,521)	(3,524,992)	—	6,494,729	19,003,941
Premier Gold Mines Ltd.	33,298,482	35,014,233	(45,343,835)	(6,211,290)	—	14,916,439	31,674,029
Pretium Resources, Inc.	136,668,525	106,928,262	(160,024,001)	19,736,206	—	14,948,457	118,257,450
Primero Mining Corp.	13,872,230	6,722,950	(8,212,869)	(31,086,654)	—	18,704,343	—
Ramelius Resources Ltd.	26,679,409	16,550,286	(26,617,222)	(2,696,684)	—	(2,674,426)	11,241,363
Regis Resources Ltd.	124,528,501	54,460,695	(111,945,698)	8,819,079	5,422,457	48,268,572	124,131,148
Resolute Mining Ltd.	44,872,755	49,353,565	(57,332,500)	(57,236)	590,215	(5,623,459)	—	(a)
Richmont Mines, Inc.	40,661,504	37,971,520	(88,901,837)	(10,994,051)	—	21,262,864	—

See Notes to Financial Statements

35

VANECK VECTORS JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Affiliates (continued)	Value 12/31/16	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/17
Sandstorm Gold Ltd.	$64,889,421	$45,109,072	$(50,653,778)	$(19,930,951)	$—	$24,292,664	$63,706,427
Saracen Mineral Holdings Ltd.	61,280,500	36,579,742	(64,134,783)	4,108,017	—	33,900,811	71,734,287
Seabridge Gold, Inc.	31,938,652	54,429,837	(57,287,529)	1,717,414	—	7,783,962	38,582,336
Semafo, Inc.	97,254,542	69,493,334	(79,774,870)	(37,876,486)	—	6,662,361	55,758,881
Sibanye Gold Ltd.	—	167,598,319	(13,881,707)	1,190,187	—	7,769,477	162,676,276
Silver Lake Resources Ltd.	30,579,113	20,734,511	(30,610,298)	(3,148,218)	—	(6,929,148)	10,625,961
Silvercorp Metals, Inc.	49,838,985	49,630,899	(72,740,440)	8,792,961	330,329	(1,836,708)	33,685,696
SSR Mining, Inc.	128,492,323	36,807,782	(86,627,353)	(15,697,157)	—	13,328,531	76,304,127
St. Barbara Ltd.	64,471,468	78,122,461	(104,237,831)	2,575,349	1,219,621	56,750,661	97,682,108
Tahoe Resources, Inc.	—	164,722,523	(6,285,401)	(1,964,480)	636,588	(58,923,171)	97,549,471
Teranga Gold Corp.	33,537,178	24,259,303	(30,399,054)	(16,641,619)	—	5,297,797	16,053,605
Torex Gold Resources, Inc.	110,408,426	102,807,748	(145,701,575)	(9,616,457)	—	(22,007,119)	—	(a)
VanEck Vectors Gold Miners ETF	160,020,134	99,639,439	(263,828,429)	(30,876,351)	—	35,045,206	—
Wesdome Gold Mines Ltd.	—	70,549,708	(35,520,846)	(12,188,553)	—	(8,526,442)	14,313,868
Westgold Resources Ltd.	—	78,714,698	(42,200,332)	(6,846,929)	—	(5,712,477)	23,954,960
Yamana Gold, Inc.	—	170,657,538	(13,233,035)	695,177	872,220	39,336,654	197,456,335
Zhaojin Mining Industry Co. Ltd.	—	66,360,042	(19,224,790)	294,315	41,603	(2,424,202)	45,005,365
	$3,335,162,402	$4,978,541,755	$(3,902,647,205)	$(408,936,165)	$21,149,664	$420,019,829	$3,926,690,875

(a) Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$99,372,763	$746,513,779	$—	$845,886,542
Canada	2,536,971,043	—	—	2,536,971,043
China / Hong Kong	37,516,411	45,005,365	338,263	82,860,039
Monaco	98,663,482	—	—	98,663,482
Peru	—	64,679,539	—	64,679,539
South Africa	433,563,183	—	—	433,563,183
Turkey	—	37,486,048	—	37,486,048
United Kingdom	613,600	206,011,871	—	206,625,471
United States	320,114,961	—	—	320,114,961
Money Market Fund	8,880,314	—	—	8,880,314
Repurchase Agreements	—	205,958,118	—	205,958,118
Total	$3,535,695,757	$1,305,654,720	$338,263	$4,841,688,740

There were no transfers between levels during the year ended December 31, 2017.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2017:

Common Stocks
China / Hong Kong
Balance as of December 31, 2016	$1,881,213
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,542,950)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2017	$338,263

See Notes to Financial Statements

36

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.3%
Argentina: 0.3%
13,584	Adecoagro SA (USD) *	$140,459
4,563	Cresud S.A.C.I.F. y A (ADR)	100,797
2,215	YPF SA (ADR)	50,746
		292,002
Australia: 4.2%
50,375	Alumina Ltd. #	95,166
25,306	Bega Cheese Ltd. #	142,598
68,458	BHP Billiton Ltd. #	1,576,372
11,970	BlueScope Steel Ltd. #	142,917
2,997	Caltex Australia Ltd. #	79,587
1,868	CIMIC Group Ltd. #	74,893
15,802	Elders Ltd. #	100,901
62,489	Evolution Mining Ltd. #	129,718
36,314	Fortescue Metals Group Ltd. #	137,760
31,212	GrainCorp. Ltd. #	199,318
8,927	Iluka Resources Ltd. #	70,607
43,300	MMG Ltd. (HKD) * #	21,410
39,110	Newcrest Mining Ltd. #	697,931
15,234	Oil Search Ltd. #	92,460
20,203	Origin Energy Ltd. * #	148,351
20,247	Santos Ltd. * #	85,910
111,309	South32 Ltd. #	302,443
9,682	Woodside Petroleum Ltd. #	249,705
		4,348,047
Austria: 0.3%
1,655	OMV AG #	104,801
1,524	Verbund - Oesterreichische Elektrizis AG #	36,757
2,671	Voestalpine AG #	159,593
		301,151
Brazil: 1.3%
12,750	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	133,237
14,799	Cia Siderurgica Nacional SA (ADR) * †	36,258
5,450	Fibria Celulose SA	78,618
19,069	Gerdau SA (ADR)	70,937
17,107	Petroleo Brasileiro SA (ADR) *	176,031
6,500	SLC Agricola SA	52,261
66,862	Vale SA (ADR)	817,722
		1,365,064
Canada: 11.7%
11,839	Agnico-Eagle Mines Ltd. (USD)	546,725
18,894	Agrium, Inc. (USD)	2,172,810
15,322	Alamos Gold, Inc.	100,153
49,793	B2Gold Corp. *	154,194
59,434	Barrick Gold Corp. (USD)	860,010
11,760	Canadian Natural Resources Ltd. (USD)	420,067
1,612	Canfor Corp. *	31,881
10,836	Centerra Gold, Inc. *	55,696
8,901	Detour Gold Corp. *	104,998
17,295	Enbridge, Inc. (USD)	676,407
11,183	EnCana Corp. (USD)	149,069
8,432	First Majestic Silver Corp. (USD) *	56,832
14,706	First Quantum Minerals Ltd.	206,690
44,190	Goldcorp, Inc. (USD)	564,306
3,467	Husky Energy, Inc. *	49,115
Number of Shares		Value

Canada: (continued)
23,677	IAMGOLD Corp. *	$138,515
9,626	Imperial Oil Ltd. (USD)	300,235
63,549	Kinross Gold Corp. (USD) *	274,532
9,492	Kirkland Lake Gold Ltd.	145,984
13,488	Lundin Mining Corp.	89,995
6,319	Osisko Gold Royalties Ltd.	73,229
7,338	Pan American Silver Corp. (USD)	114,179
114,891	Potash Corp. of Saskatchewan, Inc. (USD)	2,372,499
7,741	Pretium Resources, Inc. *	88,596
19,008	Suncor Energy, Inc. (USD)	697,974
9,127	Teck Cominco Ltd. (USD)	238,854
2,880	Tourmaline Oil Corp. *	52,362
10,085	TransCanada Corp. (USD)	490,534
50,250	Turquoise Hill Resources Ltd. *	172,052
1,662	West Fraser Timber Co. Ltd.	102,894
22,544	Wheaton Precious Metals Corp. (USD)	498,899
48,326	Yamana Gold, Inc. (USD)	150,777
		12,151,063
Chile: 0.3%
102,824	Aguas Andinas SA	68,117
7,361	Antofagasta Plc (GBP) #	99,536
24,835	Empresas CMPC SA	84,450
8,735	Inversiones Aguas Metropolitanas SA	16,589
		268,692
China / Hong Kong: 1.8%
84,800	Aluminum Corp of China Ltd. * #	60,501
23,300	Angang New Steel Co. Ltd. #	21,216
301,314	China Agri-Industries Holdings Ltd. #	131,611
24,000	China Coal Energy Co. Ltd. #	10,812
19,000	China Gas Holdings Ltd. #	52,386
27,500	China Hongqiao Group Ltd. *	30,781
78,500	China Molybdenum Co. Ltd. (Class H) #	50,143
19,900	China Oilfield Services Ltd. (Class H) #	19,297
292,727	China Petroleum & Chemical Corp. #	214,281
38,891	China Shenhua Energy Co. Ltd. #	100,415
184,379	CNOOC Ltd. #	264,547
12,600	Dongfang Electric Corp. Machinery Co. Ltd. * #	10,317
51,400	Fosun International Ltd. #	113,528
25,000	Health and Happiness H&H International Holdings Ltd. *	165,978
47,700	Huaneng Power International, Inc. #	29,880
25,900	Jiangxi Copper Co. Ltd. (Class H) #	40,958
39,800	Kunlun Energy Co. Ltd. #	41,342
32,900	Lee & Man Paper Manufacturing Ltd. #	38,716
36,700	Maanshan Iron and Steel Co. Ltd. (Class H) * #	17,236
40,257	Nine Dragons Paper Holdings Ltd. #	64,289
243,040	PetroChina Co. Ltd. (Class-H) #	168,901
6,600	Shandong Chenming Paper Holdings Ltd. (Class B) #	11,021
12,600	Tianjin Capital Environmental Protection Group Co. Ltd. #	7,160
19,900	Yanzhou Coal Mining Co. Ltd. † #	23,194
53,500	Zhaojin Mining Industry Co. Ltd. #	41,464
292,761	Zijin Mining Group Ltd. #	110,456
		1,840,430

See Notes to Financial Statements

37

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Denmark: 0.5%
8,040	Vestas Wind Systems A/S #	$555,952
Finland: 0.4%
1,473	Neste Oil Oyj #	94,363
6,738	Outokumpu Oyj #	62,580
13,554	Stora Enso Oyj (R Shares) #	214,903
		371,846
France: 2.3%
15,561	Suez Environnement Co. #	273,586
28,535	Total SA #	1,576,378
20,978	Veolia Environnement SA #	535,345
		2,385,309
Germany: 0.5%
806	Aurubis AG #	74,875
271	KWS Saat AG † #	108,492
949	Salzgitter AG #	53,951
10,491	ThyssenKrupp AG #	302,755
		540,073
Hungary: 0.1%
4,897	MOL Hungarian Oil & Gas PLC #	56,915
India: 0.5%
18,181	Reliance Industries Ltd. (GDR) # Reg S 144A	516,145
1,332	Vedanta Resources Plc (GBP) #	14,439
		530,584
Indonesia: 0.1%
52,676	Astra Agro Lestari Tbk PT	51,055
382,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	40,033
		91,088
Ireland: 0.2%
5,242	Smurfit Kappa Group Plc (GBP)	177,774
Italy: 0.5%
29,237	ENI S.p.A. #	484,195
Japan: 3.6%
15,200	Calbee, Inc. #	494,074
800	Daido Steel Co. #	49,050
2,800	Daio Paper Corp. #	36,996
1,300	Dowa Holdings Co. Ltd. #	52,808
4,317	Hitachi Metals Ltd. #	61,758
12,400	Inpex Holdings, Inc. #	154,365
12,364	JFE Holdings, Inc. #	295,533
37,000	JX Holdings, Inc. #	237,826
7,800	Kobe Steel Ltd. * #	71,999
3,965	Kurita Water Industries Ltd. #	128,580
2,800	Mitsubishi Materials Corp. #	99,381
2,500	Nippon Paper Industries Co. Ltd. #	47,462
18,900	Nippon Steel Corp. #	482,990
42,714	Nippon Suisan Kaisha Ltd. #	223,392
36,650	Nisshin Seifun Group, Inc. #	739,892
23,976	OJI Paper Co. Ltd. #	159,256
5,870	Rengo Co. Ltd. #	42,816
3,983	Sumitomo Forestry Co. Ltd. #	71,051
5,900	Sumitomo Metal Mining Ltd. #	269,987
		3,719,216
Number of Shares		Value

Luxembourg: 0.5%
13,516	ArcelorMittal * #	$438,850
2,714	Tenaris SA (ADR) †	86,468
1,026	Ternium SA (ADR)	32,411
		557,729
Malaysia: 1.5%
35,151	Genting Plantation Bhd	91,200
392,494	IOI Corp. Bhd #	440,014
55,478	Kuala Lumpur Kepong Bhd	342,711
257,000	Malayan Banking Bhd #	621,960
3,400	Petronas Dagangan Bhd #	20,335
43,800	Press Metal Aluminium Holdings Bhd #	58,311
		1,574,531
Mexico: 0.7%
27,220	Gruma, SAB de CV	346,832
76,414	Grupo Mexico, SAB de CV	253,509
6,277	Industrias Penoles, SAB de CV	131,424
		731,765
Netherlands: 1.4%
43,046	Royal Dutch Shell Plc (GBP) #	1,452,324
Norway: 2.5%
56,305	Marine Harvest ASA #	955,794
29,130	Norsk Hydro ASA #	221,673
2,443	Norway Royal Salmon ASA	40,172
12,389	Statoil ASA #	266,242
23,912	Yara International ASA #	1,102,099
		2,585,980
Peru: 0.2%
9,386	Cia de Minas Buenaventura SA (ADR)	132,155
12,666	Hochschild Mining Plc (GBP) #	45,100
1,814	Southern Copper Corp. (USD)	86,074
		263,329
Poland: 0.2%
1,127	Jastrzebska Spolka Weglowa SA * #	31,135
2,901	KGHM Polska Miedz SA #	92,539
3,343	Polski Koncern Naftowy Orlen SA #	101,790
18,594	Polskie Gornictwo Naftowe I Gazownictwo SA	33,658
		259,122
Portugal: 0.1%
5,318	Galp Energia, SGPS, SA #	97,784
5,977	Portucel-Empresa Productora de Pasta e Papel SA #	30,456
		128,240
Russia: 2.0%
5,804	Evraz Plc (GBP) #	26,578
5,474	Lukoil PJSC (ADR) #	311,886
14,515	MMC Norilsk Nickel PJSC (ADR) #	270,847
1,047	Novatek OAO (GDR) # Reg S	125,741
2,046	Novolipetsk Steel (GDR) # Reg S	51,912
76,181	OAO Gazprom (ADR) #	334,884
19,659	PhosAgro OAO (GDR) # Reg S	300,586
13,122	Polymetal International (GBP) #	163,000
4,112	Ros Agro Plc (GDR) Reg S	40,709
13,398	Rosneft Oil Co. (GDR) # Reg S	66,667
3,631	Severstal OAO (GDR) # Reg S	55,565

See Notes to Financial Statements

38

Number of Shares		Value

Russia: (continued)
41,059	Surgutneftegas OJSC (ADR) #	$192,734
3,005	Tatneft PJSC (ADR) #	147,987
		2,089,096
Singapore: 1.3%
905,519	Golden Agri-Resources Ltd. #	250,185
492,964	Wilmar International Ltd. #	1,136,915
		1,387,100
South Africa: 1.4%
2,749	Anglo American Platinum Ltd. * #	78,578
20,804	AngloGold Ashanti Ltd. (ADR)	211,993
864	Assore Ltd.	25,124
5,202	Astral Foods Ltd.	112,570
38,936	Gold Fields Ltd. (ADR)	167,425
37,445	Impala Platinum Holdings Ltd. * † #	98,143
1,168	Kumba Iron Ore Ltd.	35,769
8,740	Mondi Plc (GBP) #	227,578
17,926	Northam Platinum Ltd. *	75,686
13,239	Sappi Ltd.	95,710
6,829	Sasol Ltd. #	235,922
88,402	Sibanye Gold Ltd. #	112,821
		1,477,319
South Korea: 1.2%
1,853	Hyundai Steel Co. #	101,454
275	Korea Zinc Co. Ltd. #	126,516
1,740	POSCO #	541,229
450	Samyang Corp. #	38,997
712	SK Energy Co. Ltd. #	135,829
388	SK Holdings Co Ltd. #	102,531
479	S-Oil Corp. #	52,318
2,073	Woongjin Coway Co. Ltd. #	188,911
		1,287,785
Spain: 0.4%
3,298	Acerinox SA #	47,103
8,386	Gamesa Corp. Tecnologica SA † #	114,925
16,150	Repsol YPF SA #	285,378
		447,406
Sweden: 0.6%
4,212	BillerudKorsnas AB #	72,263
5,835	Boliden AB #	199,924
1,183	Holmen AB (B Shares) #	62,996
1,995	Lundin Petroleum AB * #	45,755
11,145	SSAB AB (B Shares) * #	49,763
14,417	Svenska Cellulosa AB	148,880
		579,581
Switzerland: 0.7%
137,311	Glencore Plc (GBP) * #	720,065
Taiwan: 0.3%
273,472	China Steel Corp. #	227,259
19,920	Formosa Petrochemical Corp. #	77,050
		304,309
Thailand: 0.2%
16,000	PTT Exploration & Production PCL (NVDR) #	49,034
9,800	PTT PCL (NVDR) #	132,067
		181,101
Number of Shares		Value

Turkey: 0.1%
34,344	Eregli Demir ve Celik Fabrikalari TAS #	$90,590
1,410	Tupras-Turkiye Petrol Rafinerileri AS #	45,172
		135,762
United Kingdom: 6.8%
29,981	Anglo American Plc † #	624,775
227,339	BP Plc #	1,597,919
64,799	Centrica Plc	120,353
136,203	CNH Industrial NV (USD)	1,825,120
25,399	DS Smith Plc #	177,384
4,957	KAZ Minerals Plc * #	59,703
15,537	Pennon Group Plc #	164,344
4,780	Randgold Resources Ltd. (ADR)	472,694
25,223	Rio Tinto Plc #	1,325,686
8,960	Severn Trent Plc #	261,584
5,047	TechnipFMC Plc (USD)	158,022
25,440	United Utilities Group Plc #	285,177
		7,072,761
United States: 49.6%
9,018	AGCO Corp.	644,156
3,657	Alcoa Corp. *	197,003
1,367	American States Water Co.	79,163
6,288	Anadarko Petroleum Corp.	337,288
1,659	Andeavor	189,690
3,606	Andersons, Inc.	112,327
4,378	Apache Corp.	184,839
6,628	Aqua America, Inc. †	260,016
76,927	Archer-Daniels-Midland Co.	3,083,234
15,766	Arconic, Inc.	429,623
4,919	Baker Hughes a GE Co.	155,637
19,226	Bunge Ltd.	1,289,680
5,315	Cabot Oil & Gas Corp.	152,009
1,790	California Water Service Group	81,176
31,896	CF Industries Holdings, Inc.	1,356,856
2,632	Chefs’ Warehouse, Inc./The *	53,956
2,323	Cheniere Energy, Inc. *	125,070
21,779	Chevron Corp.	2,726,513
1,095	Cimarex Energy Co.	133,601
9,247	Coeur Mining, Inc. *	69,352
2,470	Commercial Metals Co.	52,660
1,709	Concho Resources, Inc. *	256,726
13,986	ConocoPhillips	767,692
992	Continental Resources, Inc. *	52,546
3,644	Cree, Inc. * †	135,338
22,517	Darling International, Inc. *	408,233
43,937	Deere & Co.	6,876,580
6,042	Devon Energy Corp.	250,139
1,128	Diamondback Energy, Inc. *	142,410
1,490	Domtar Corp.	73,785
6,636	EOG Resources, Inc.	716,091
1,893	EQT Corp.	107,750
48,698	Exxon Mobil Corp.	4,073,101
3,039	First Solar, Inc. *	205,193
28,703	Freeport-McMoRan Copper & Gold, Inc. *	544,209
7,375	Graphic Packaging Holding Co.	113,944
9,974	Halliburton Co.	487,429
20,335	Hecla Mining Co.	80,730
1,248	Helmerich & Payne, Inc.	80,671
3,106	Hess Corp.	147,442

See Notes to Financial Statements

39

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
2,037	HollyFrontier Corp.	$104,335
9,802	Ingredion, Inc.	1,370,320
9,826	International Paper Co.	569,318
1,271	Itron, Inc. *	86,682
22,065	Kinder Morgan, Inc.	398,715
1,463	Lindsay Corp.	129,037
3,446	Louisiana-Pacific Corp. *	90,492
9,769	Marathon Oil Corp.	165,389
60,077	Monsanto Co.	7,015,792
48,001	Mosaic Co.	1,231,706
4,368	National Oilwell Varco, Inc.	157,335
2,289	Newfield Exploration Co. *	72,172
27,174	Newmont Mining Corp.	1,019,568
5,592	Noble Energy, Inc.	162,951
6,782	Nucor Corp.	431,200
8,787	Occidental Petroleum Corp.	647,250
4,366	ONEOK, Inc.	233,363
1,322	Ormat Technologies, Inc.	84,555
2,245	Packaging Corp. of America	270,635
4,938	Phillips 66	499,479
7,143	Pilgrim’s Pride Corp. *	221,862
1,955	Pioneer Natural Resources Co.	337,922
2,595	Range Resources Corp.	44,271
1,555	Reliance Steel & Aluminum Co.	133,403
1,394	Royal Gold, Inc.	114,475
15,969	Schlumberger Ltd.	1,076,151
37	Seaboard Corp.	163,170
5,117	Steel Dynamics, Inc.	220,696
15,940	Tahoe Resources, Inc.	76,353
2,476	Targa Resources Corp.	119,888
11,487	The Southern Co.	552,410
17,325	Tractor Supply Co.	1,295,044
39,557	Tyson Foods, Inc.	3,206,886
3,726	United States Steel Corp.	131,118
5,076	Valero Energy Corp.	466,535
6,060	WestRock Co.	383,053
17,919	Weyerhaeuser Co.	631,824
9,501	Williams Companies, Inc.	289,685
955	Worthington Industries, Inc.	42,077
		51,480,975
Total Common Stocks (Cost: $93,776,111)		104,195,681
RIGHTS: 0.0% (Cost: $7,402)
Spain: 0.0%
16,150	Repsol SA Rights (EUR 0.39, expiring 01/09/18 ) *	7,350
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $93,783,513)		104,203,031
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.3%
Repurchase Agreements: 1.3%
$359,923	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.39%, due 1/2/18, proceeds $359,979; (collateralized by various U.S. government and agency obligations, 0.00% to 4.38%, due 2/15/18 to 11/15/39, valued at $367,122 including accrued interest)	$359,923
1,000,000	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $1,000,159; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $1,359,923)		1,359,923
Total Investments: 101.6% (Cost: $95,143,436)		105,562,954
Liabilities in excess of other assets: (1.6)%		(1,700,426)
NET ASSETS: 100.0%		$103,862,528

See Notes to Financial Statements

40

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
EUR	Euro
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,308,700.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,205,131 which represents 32.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $516,145, or 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	1.5%	$1,555,006
Consumer Staples	15.6	16,295,831
Energy	28.3	29,472,809
Financials	0.6	621,960
Industrials	10.6	11,012,402
Information Technology	0.4	427,213
Materials	39.4	41,050,514
Real Estate	0.7	732,621
Utilities	2.9	3,034,675
	100.0%	$104,203,031

See Notes to Financial Statements

41

VANECK VECTORS NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$292,002	$—	$—	$292,002
Australia	—	4,348,047	—	4,348,047
Austria	—	301,151	—	301,151
Brazil	1,365,064	—	—	1,365,064
Canada	12,151,063	—	—	12,151,063
Chile	169,156	99,536	—	268,692
China / Hong Kong	196,759	1,643,671	—	1,840,430
Denmark	—	555,952	—	555,952
Finland	—	371,846	—	371,846
France	—	2,385,309	—	2,385,309
Germany	—	540,073	—	540,073
Hungary	—	56,915	—	56,915
India	—	530,584	—	530,584
Indonesia	91,088	—	—	91,088
Ireland	177,774	—	—	177,774
Italy	—	484,195	—	484,195
Japan	—	3,719,216	—	3,719,216
Luxembourg	118,879	438,850	—	557,729
Malaysia	433,911	1,140,620	—	1,574,531
Mexico	731,765	—	—	731,765
Netherlands	—	1,452,324	—	1,452,324
Norway	40,172	2,545,808	—	2,585,980
Peru	218,229	45,100	—	263,329
Poland	33,658	225,464	—	259,122
Portugal	—	128,240	—	128,240
Russia	40,709	2,048,387	—	2,089,096
Singapore	—	1,387,100	—	1,387,100
South Africa	724,277	753,042	—	1,477,319
South Korea	—	1,287,785	—	1,287,785
Spain	—	447,406	—	447,406
Sweden	148,880	430,701	—	579,581
Switzerland	—	720,065	—	720,065
Taiwan	—	304,309	—	304,309
Thailand	—	181,101	—	181,101
Turkey	—	135,762	—	135,762
United Kingdom	2,576,189	4,496,572	—	7,072,761
United States	51,480,975	—	—	51,480,975
Rights*	7,350	—	—	7,350
Repurchase Agreements	—	1,359,923	—	1,359,923
Total	$70,997,900	$34,565,054	$—	$105,562,954

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $1,128,062, transfers of securities from Level 2 to Level 1 were $2,112,661. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2017:

Common Stocks
Spain
Balance as of December 31, 2016	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3*	0
Balance as of December 31, 2017	$—

*	Transfers of securities out of Level 3 resulted from resumed trading.

See Notes to Financial Statements

42

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 4.4%
17,692	Caltex Australia Ltd. #	$469,824
Austria: 4.3%
7,270	OMV AG #	460,366
China / Hong Kong: 1.4%
2,695	Sinopec Shanghai Petrochemical Co. Ltd. (ADR)	153,615
Finland: 4.5%
7,440	Neste Oil Oyj #	476,620
India: 7.5%
28,076	Reliance Industries Ltd. (GDR) # Reg S 144A	797,057
Israel: 1.0%
610	Paz Oil Co. Ltd. #	105,628
Italy: 0.9%
39,422	Saras SpA #	94,741
Japan: 14.6%
5,200	Cosmo Energy Holdings Co. Ltd. #	195,838
11,200	Idemitsu Kosan Co. Ltd. #	448,724
105,800	JX Holdings, Inc. #	680,054
16,900	Showa Shell Sekiyu KK #	228,740
		1,553,356
Poland: 4.1%
14,288	Polski Koncern Naftowy Orlen SA #	435,049
Portugal: 4.2%
24,546	Galp Energia, SGPS, SA #	451,335
South Korea: 7.7%
2,662	SK Energy Co. Ltd. #	507,832
2,894	S-Oil Corp. #	316,095
		823,927
Number of Shares		Value

Taiwan: 4.6%
125,000	Formosa Petrochemical Corp. #	$483,494
Thailand: 4.4%
881,000	IRPC PCL (NVDR) #	190,211
86,300	Thai Oil PCL (NVDR)	274,073
		464,284
Turkey: 3.1%
10,173	Tupras-Turkiye Petrol Rafinerileri AS #	325,913
United States: 33.1%
5,169	Andeavor	591,023
10,103	HollyFrontier Corp.	517,476
10,371	Marathon Petroleum Corp.	684,279
3,467	PBF Energy, Inc.	122,905
8,300	Phillips 66	839,545
8,341	Valero Energy Corp.	766,621
		3,521,849
Total Common Stocks (Cost: $8,206,408)		10,617,058
MONEY MARKET FUND: 0.4% (Cost: $47,955)
47,955	Dreyfus Government Cash Management Fund — Institutional Shares	47,955
Total Investments: 100.2% (Cost: $8,254,363)		10,665,013
Liabilities in excess of other assets: (0.2)%		(24,442)
NET ASSETS: 100.0%		$10,640,571

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Footnotes:

#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,667,521 which represents 62.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $797,057, or 7.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	98.1%	$10,463,443
Materials	1.5	153,615
Money Market Fund	0.4	47,955
	100.0%	$10,665,013

See Notes to Financial Statements

43

VANECK VECTORS OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$469,824	$—	$469,824
Austria	—	460,366	—	460,366
China / Hong Kong	153,615	—	—	153,615
Finland	—	476,620	—	476,620
India	—	797,057	—	797,057
Israel	—	105,628	—	105,628
Italy	—	94,741	—	94,741
Japan	—	1,553,356	—	1,553,356
Poland	—	435,049	—	435,049
Portugal	—	451,335	—	451,335
South Korea	—	823,927	—	823,927
Taiwan	—	483,494	—	483,494
Thailand	274,073	190,211	—	464,284
Turkey	—	325,913	—	325,913
United States	3,521,849	—	—	3,521,849
Money Market Fund	47,955	—	—	47,955
Total	$3,997,492	$6,667,521	$—	$10,665,013

During the year ended December 31, 2017, transfers of securities from Level 1 to Level 2 were $272,335, transfers of securities from Level 2 to Level 1 were $73,331. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

44

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.0%
Luxembourg: 4.5%
2,317,475	Tenaris SA (ADR) †	$73,834,754
Netherlands: 4.5%
682,194	Core Laboratories NV (USD) †	74,734,353
Switzerland: 6.5%
6,692,586	Transocean, Inc. (USD) * †	71,476,818
8,553,043	Weatherford International Plc (USD) * †	35,666,189
		107,143,007
United Kingdom: 9.4%
9,052,422	Ensco Plc CL A (USD) †	53,499,814
3,653,510	Noble Corp. Plc (USD) * †	16,513,865
2,730,667	TechnipFMC Plc (USD)	85,497,184
		155,510,863
United States: 75.1%
2,464,780	Baker Hughes a GE Co.	77,985,639
376,514	CARBO Ceramics, Inc. * †	3,832,913
1,439,886	Diamond Offshore Drilling, Inc. * †	26,767,481
475,898	Dril-Quip, Inc. *	22,700,335
3,404,011	Fairmount Santrol Holdings, Inc. * †	17,802,978
5,209,322	Halliburton Co.	254,579,566
1,197,385	Helmerich & Payne, Inc. †	77,398,966
4,379,120	McDermott International, Inc. *	28,814,610
4,414,882	Nabors Industries Ltd. †	30,153,644
2,301,224	National Oilwell Varco, Inc.	82,890,088
1,751,205	Oceaneering International, Inc.	37,020,474
696,274	Oil States International, Inc. *	19,704,554
3,220,184	Patterson-UTI Energy, Inc.	74,096,434
2,086,049	Rowan Companies Plc * †	32,667,527
1,816,029	RPC, Inc. †	46,363,220
4,855,018	Schlumberger Ltd.	327,179,663
2,605,346	Superior Energy Services, Inc. *	25,089,482
1,704,611	US Silica Holdings, Inc. †	55,502,134
		1,240,549,708
Total Common Stocks (Cost: $2,357,026,923)		1,651,772,685

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 15.9%
Repurchase Agreements: 15.9%
$62,130,127	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $62,139,861; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $63,372,730 including accrued interest)	62,130,127
Principal
Amount		Value

Repurchase Agreements: (continued)
$6,355,919	Repurchase agreement dated 12/29/17 with Credit Agricole CIB, 1.40%, due 1/2/18, proceeds $6,356,908; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/26/18 to 8/31/21, valued at $6,483,041 including accrued interest)	$6,355,919
35,717,756	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $35,723,431; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $36,432,112 including accrued interest)	35,717,756
62,130,127	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $62,139,654; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $63,373,258 including accrued interest)	62,130,127
33,125,641	Repurchase agreement dated 12/29/17 with Mizuho Securities USA, Inc., 1.38%, due 1/2/18, proceeds $33,130,720; (collateralized by various U.S. government and agency obligations, 0.00% to 2.13%, due 7/19/18 to 9/30/24, valued at $33,788,173 including accrued interest)	33,125,641
62,130,127	Repurchase agreement dated 12/29/17 with Nomura Securities International, Inc., 1.42%, due 1/2/18, proceeds $62,139,930; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 4/5/18 to 11/20/67, valued at $63,372,730 including accrued interest)	62,130,127
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $261,589,697)		261,589,697
Total Investments: 115.9% (Cost: $2,618,616,620)		1,913,362,382
Liabilities in excess of other assets: (15.9)%		(262,097,421)
NET ASSETS: 100.0%		$1,651,264,961

See Notes to Financial Statements

45

VANECK VECTORS OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $254,960,885.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Drilling	23.2%	$382,574,549
Oil & Gas Equipment & Services	76.8	1,269,198,136
	100.0%	$1,651,772,685

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$1,651,772,685	$—	$—	$1,651,772,685
Repurchase Agreements	—	261,589,697	—	261,589,697
Total	$1,651,772,685	$261,589,697	$—	$1,913,362,382

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

46

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 95.2%
Australia: 22.1%
3,019,923	Galaxy Resources Ltd. * † #	$9,007,644
1,466,348	Iluka Resources Ltd. #	11,597,822
1,657,743	Orocobre Ltd. * † #	8,975,367
12,353,926	Pilbara Minerals Ltd. * † #	10,727,755
		40,308,588
Canada: 8.3%
782,755	Lithium Americas Corp. * †	6,984,477
4,305,120	Nemaska Lithium, Inc. * †	8,074,570
		15,059,047
China / Hong Kong: 30.3%
12,637,618	China Molybdenum Co. Ltd.	13,351,681
6,219,985	China Northern Rare Earth Group High-Tech Co. Ltd. #	13,927,858
72,261,895	China Rare Earth Holdings Ltd. * #	5,250,383
39,305,000	CITIC Dameng Holdings Ltd. *	2,388,277
378,992,964	North Mining Shares Co. Ltd. *	7,999,417
3,133,442	Xiamen Tungsten Co. Ltd. #	12,369,851
		55,287,467
France: 4.9%
74,578	Eramet SA * #	8,848,895
Japan: 13.3%
603,700	Daiichi Kigenso Kagaku-Kogyo Co. Ltd. † #	7,668,573
436,892	OSAKA Titanium Technologies Co. † #	8,014,967
805,647	Toho Titanium Co. Ltd. #	8,537,536
		24,221,076
Malaysia: 5.3%
5,666,470	Lynas Corp. Ltd. (AUD) *	9,661,825
South Africa: 5.3%
333,263	Assore Ltd.	9,691,008
United States: 5.7%
506,847	Tronox Ltd.	10,395,432
Total Common Stocks (Cost: $134,504,058)		173,473,338
PREFERRED STOCKS: 4.3%
Brazil: 4.3% (Cost: $4,963,250)
1,261,923	Cia de Ferro Ligas da Bahia	7,787,394
Total Investments Before Collateral for Securities Loaned: 99.5% (Cost: $139,467,308)		181,260,732
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 15.9%
Repurchase Agreements: 15.9%
$6,867,635	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $6,868,711; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $7,004,988 including accrued interest)	$6,867,635
6,867,635	Repurchase agreement dated 12/29/17 with Credit Agricole CIB, 1.40%, due 1/2/18, proceeds $6,868,703; (collateralized by various U.S. government and agency obligations, 0.00% to 2.00%, due 4/26/18 to 8/31/21, valued at $7,004,992 including accrued interest)	6,867,635
6,867,635	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $6,868,688; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $7,005,046 including accrued interest)	6,867,635
1,444,619	Repurchase agreement dated 12/29/17 with J.P. Morgan Securities LLC, 1.41%, due 1/2/18, proceeds $1,444,845; (collateralized by various U.S. government and agency obligations, 1.38% to 2.13%, due 8/31/18 to 3/31/24, valued at $1,473,513 including accrued interest)	1,444,619
6,867,635	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.41%, due 1/2/18, proceeds $6,868,711; (collateralized by various U.S. government and agency obligations, 1.98% to 10.50%, due 1/15/18 to 8/1/48, valued at $7,004,988 including accrued interest)	6,867,635
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $28,915,159)		28,915,159
Total Investments: 115.4% (Cost: $168,382,467)		210,175,891
Liabilities in excess of other assets: (15.4)%		(27,969,133)
NET ASSETS: 100.0%		$182,206,758

See Notes to Financial Statements

47

VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
AUD	Australian Dollar
*	Non-income producing

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $27,090,078.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $104,926,651 which represents 57.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Commodity Chemicals	5.7%	$10,395,432
Diversified Metals & Mining	38.4	69,601,853
Materials	51.6	93,476,053
Steel	4.3	7,787,394
	100.0%	$181,260,732

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$40,308,588	$—	$40,308,588
Canada	15,059,047	—	—	15,059,047
China / Hong Kong	23,739,375	31,548,092	—	55,287,467
France	—	8,848,895	—	8,848,895
Japan	—	24,221,076	—	24,221,076
Malaysia	9,661,825	—	—	9,661,825
South Africa	9,691,008	—	—	9,691,008
United States	10,395,432	—	—	10,395,432
Preferred Stocks*	7,787,394	—	—	7,787,394
Repurchase Agreements	—	28,915,159	—	28,915,159
Total	$76,334,081	$133,841,810	$—	$210,175,891

*	See Schedule of Investments for geographic sector breakouts.

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $7,830,508. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 100.0%
Brazil: 17.4%
2,786,928	Cia Siderurgica Nacional SA (ADR) * †	$6,827,974
1,818,252	Gerdau SA (ADR) †	6,763,898
1,031,794	Vale SA (ADR)	12,618,841
		26,210,713
India: 8.2%
593,645	Vedanta Ltd. (ADR)	12,365,625
Luxembourg: 18.0%
222,364	ArcelorMittal (USD) * †	7,184,581
236,364	Tenaris SA (ADR)	7,530,557
393,042	Ternium SA (ADR)	12,416,197
		27,131,335
Russia: 2.3%
674,974	Mechel PJSC (ADR) *	3,550,363
South Korea: 4.3%
82,691	POSCO (ADR) *	6,460,648
United Kingdom: 11.3%
322,611	Rio Tinto Plc (ADR) †	17,075,800
United States: 38.5%
509,405	AK Steel Holding Corp. * †	2,883,232
176,620	Allegheny Technologies, Inc. * †	4,263,607
75,809	Carpenter Technology Corp.	3,865,501
377,925	Cleveland-Cliffs, Inc. * †	2,724,839
187,757	Commercial Metals Co.	4,002,979
52,025	Gibraltar Industries, Inc. *	1,716,825
114,651	Nucor Corp.	7,289,511
17,776	Olympic Steel, Inc.	382,006
75,995	Reliance Steel & Aluminum Co.	6,519,611
60,210	Ryerson Holding Corp. * †	626,184
43,876	Schnitzer Steel Industries, Inc.	1,469,846
154,980	Steel Dynamics, Inc.	6,684,287
104,147	SunCoke Energy, Inc. *	1,248,723
71,669	TimkenSteel Corp. * †	1,088,652
194,338	United States Steel Corp.	6,838,754
149,288	Worthington Industries, Inc.	6,577,629
		58,182,186
Total Common Stocks (Cost: $132,925,094)		150,976,670
MONEY MARKET FUND: 0.0% (Cost: $1,692)
1,692	Dreyfus Government Cash Management Fund — Institutional Shares	1,692
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $132,926,786)		150,978,362
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 25.8%
Repurchase Agreements: 25.8%
$9,251,953	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $9,253,402; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $9,436,992 including accrued interest)	$9,251,953
9,251,953	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $9,253,423; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $9,436,992 including accrued interest)	9,251,953
9,251,953	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.38%, due 1/2/18, proceeds $9,253,372; (collateralized by various U.S. government and agency obligations, 0.00% to 0.38%, due 5/15/18 to 8/15/46, valued at $9,437,071 including accrued interest)	9,251,953
1,946,262	Repurchase agreement dated 12/29/17 with J.P. Morgan Securities LLC , 1.41%, due 1/2/18, proceeds $1,946,567; (collateralized by various U.S. government and agency obligations, 1.38% to 2.13%, due 8/31/18 to 3/31/24, valued at $1,985,190 including accrued interest)	1,946,262
9,251,953	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.41%, due 1/2/18, proceeds $9,253,402; (collateralized by various U.S. government and agency obligations, 1.98% to 10.50%, due 1/15/18 to 8/1/48, valued at $9,436,992 including accrued interest)	9,251,953
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $38,954,074)		38,954,074
Total Investments: 125.8% (Cost: $171,880,860)		189,932,436
Liabilities in excess of other assets: (25.8)%		(38,995,809)
NET ASSETS: 100.0%		$150,936,627

See Notes to Financial Statements

49

VANECK VECTORS STEEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $36,039,860.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	5.0%	$7,530,557
Industrials	1.1	1,716,825
Materials	93.9	141,729,288
Money Market Fund	0.0	1,692
	100.0%	$150,978,362

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$150,976,670	$—	$—	$150,976,670
Money Market Fund	1,692	—	—	1,692
Repurchase Agreements	—	38,954,074	—	38,954,074
Total	$150,978,362	$38,954,074	$—	$189,932,436

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

50

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 16.2%
73,439	ARC Resources Ltd. †	$864,540
237,876	Cenovus Energy, Inc. (USD)	2,171,808
119,671	Crescent Point Energy Corp. (USD) †	911,893
179,298	EnCana Corp. (USD)	2,390,042
53,088	Enerplus Corp. (USD)	519,732
72,678	Husky Energy, Inc. *	1,029,598
26,921	Peyto Exploration & Development “Corp. †	322,936
30,867	PrairieSky Royalty Ltd.	789,813
52,111	Seven Generations Energy Ltd. *	739,482
52,231	Tourmaline Oil Corp. *	949,617
68,147	Whitecap Resources, Inc.	486,784
		11,176,245
United States: 83.7%
88,061	Anadarko Petroleum Corp.	4,723,592
36,076	Antero Resources Corp. *	685,444
59,534	Apache Corp.	2,513,525
62,571	Cabot Oil & Gas Corp.	1,789,531
14,059	Carrizo Oil & Gas, Inc. * †	299,176
150,487	Chesapeake Energy Corp. * †	595,929
16,887	Cimarex Energy Co.	2,060,383
29,519	CNX Resources Corp *	431,863
21,503	Concho Resources, Inc. *	3,230,181
21,004	Continental Resources, Inc. *	1,112,582
94,381	Devon Energy Corp.	3,907,373
12,364	Diamondback Energy, Inc. *	1,560,955
12,244	Energen Corp. *	704,887
51,343	EOG Resources, Inc.	5,540,423
47,490	EQT Corp.	2,703,131
32,029	Gulfport Energy Corp. *	408,690
45,952	Hess Corp.	2,181,341
22,061	Laredo Petroleum, Inc. * †	234,067
130,803	Marathon Oil Corp.	2,214,495
16,695	Matador Resources Co. * †	519,715
16,907	Murphy Oil Corp.	524,962
12,576	National Fuel Gas Co. †	690,548
26,073	Newfield Exploration Co. *	822,082
68,101	Noble Energy, Inc.	1,984,463
42,623	Oasis Petroleum, Inc. *	358,459
73,273	Occidental Petroleum Corp.	5,397,289
43,727	Parsley Energy, Inc. *	1,287,323
9,219	PDC Energy, Inc. *	475,147
26,990	Pioneer Natural Resources Co.	4,665,222
43,834	QEP Resources, Inc. *	419,491
34,728	Range Resources Corp.	592,460
25,527	RSP Permian, Inc. *	1,038,438
15,881	SM Energy Co. †	350,652
88,449	Southwestern Energy Co. *	493,545
15,655	Whiting Petroleum Corp. * †	414,544
72,440	WPX Energy, Inc. *	1,019,231
		57,951,139
Total Common Stocks (Cost: $77,193,620)		69,127,384
Number of Shares		Value

MONEY MARKET FUND: 0.2% (Cost: $109,298)
109,298	Dreyfus Government Cash Management Fund — Institutional Shares	$109,298
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $77,302,918)		69,236,682

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.4%
Repurchase Agreements: 5.4%
$1,000,000	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.41%, due 1/2/18, proceeds $1,000,157; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 4/1/18 to 8/20/67, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $1,000,159; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
749,804	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.36%, due 1/2/18, proceeds $749,917; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 12/31/17 to 5/15/47, valued at $764,806 including accrued interest)	749,804
1,000,000	Repurchase agreement dated 12/29/17 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.41%, due 1/2/18, proceeds $1,000,157; (collateralized by various U.S. government and agency obligations, 1.98% to 10.50%, due 1/15/18 to 8/1/48, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,749,804)		3,749,804
Total Investments: 105.5% (Cost: $81,052,722)		72,986,486
Liabilities in excess of other assets: (5.5)%		(3,783,464)
NET ASSETS: 100.0%		$69,203,022

See Notes to Financial Statements

51

VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,582,686.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gas Utilities	1.0%	$690,548
Integrated Oil & Gas	12.4	8,598,695
Oil & Gas Exploration & Production	86.4	59,838,141
Money Market Fund	0.2	109,298
	100.0%	$69,236,682

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$69,127,384	$—	$—	$69,127,384
Money Market Fund	109,298	—	—	109,298
Repurchase Agreements	—	3,749,804	—	3,749,804
Total	$69,236,682	$3,749,804	$—	$72,986,486

*	See Schedule of Investments for geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2017.

See Notes to Financial Statements

52

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2017

Number of Shares		Value

COMMON STOCKS: 99.9%
Canada: 2.2%
66,050	Cameco Corp. (USD)	$609,642
China / Hong Kong: 1.8%
1,804,000	CGN Power Co. Ltd. † # Reg S 144A	488,135
Czech Republic: 2.4%
28,653	CEZ AS #	668,980
Finland: 4.5%
63,392	Fortum OYJ #	1,255,608
France: 2.8%
61,511	Electricite de France SA	769,646
Japan: 17.8%
30,200	Hokuriku Electric Power Co. † #	243,021
100,100	Kansai Electric Power Co., Inc. #	1,224,498
72,400	Kyushu Electric Power Co., Inc. #	758,527
35,200	Mitsubishi Heavy Industries Ltd. #	1,312,691
33,700	Shikoku Electric Power Co., Inc. #	366,912
262,500	Tokyo Electric Power Co., Inc. * #	1,036,232
		4,941,881
South Korea: 4.7%
74,478	Korea Electric Power Corp. (ADR) * †	1,319,005
Spain: 4.3%
56,388	Endesa SA † #	1,206,972
United States: 59.4%
25,577	Ameren Corp.	1,508,787
12,177	BWX Technologies, Inc.	736,587
27,930	Dominion Resources, Inc.	2,264,006
26,418	Duke Energy Corp.	2,222,018
4,540	El Paso Electric Co.	251,289
17,444	Entergy Corp.	1,419,767
49,644	Exelon Corp.	1,956,470
40,541	FirstEnergy Corp.	1,241,365
35,725	PG&E Corp.	1,601,552
14,596	Pinnacle West Capital Corp.	1,243,287
9,050	PNM Resources, Inc.	366,073
33,164	Public Service Enterprise Group, Inc.	1,707,946
		16,519,147
Total Common Stocks (Cost: $27,382,891)		27,779,016
MONEY MARKET FUND: 0.1% (Cost: $30,188)
30,188	Dreyfus Government Cash Management Fund — Institutional Shares	30,188
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $27,413,079)		27,809,204
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.9%
Repurchase Agreements: 7.9%
$190,849	Repurchase agreement dated 12/29/17 with Citigroup Global Markets, Inc., 1.39%, due 1/2/18, proceeds $190,878; (collateralized by various U.S. government and agency obligations, 0.00% to 4.38%, due 2/15/18 to 11/15/39, valued at $194,666 including accrued interest)	$190,849
1,000,000	Repurchase agreement dated 12/29/17 with Daiwa Capital Markets America, Inc., 1.43%, due 1/2/18, proceeds $1,000,159; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/11/18 to 12/1/51, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/29/17 with HSBC Securities USA, Inc., 1.36%, due 1/2/18, proceeds $1,000,151; (collateralized by various U.S. government and agency obligations, 0.00% to 9.13%, due 12/31/17 to 5/15/47, valued at $1,020,008 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,190,849)		2,190,849
Total Investments: 107.9% (Cost: $29,603,928)		30,000,053
Liabilities in excess of other assets: (7.9)%		(2,185,152)
NET ASSETS: 100.0%		$27,814,901

See Notes to Financial Statements

53

VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,067,258.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $8,561,576 which represents 30.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $488,135, or 1.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	2.2%	$609,642
Industrials	7.4	2,049,278
Utilities	90.3	25,120,096
Money Market Fund	0.1	30,188
	100.0%	$27,809,204

The summary of inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$609,642	$—	$—	$609,642
China / Hong Kong	—	488,135	—	488,135
Czech Republic	—	668,980	—	668,980
Finland	—	1,255,608	—	1,255,608
France	769,646	—	—	769,646
Japan	—	4,941,881	—	4,941,881
South Korea	1,319,005	—	—	1,319,005
Spain	—	1,206,972	—	1,206,972
United States	16,519,147	—	—	16,519,147
Money Market Fund	30,188	—	—	30,188
Repurchase Agreements	—	2,190,849	—	2,190,849
Total	$19,247,628	$10,752,425	$—	$30,000,053

During the year ended December 31, 2017, transfers of securities from Level 2 to Level 1 were $591,533. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial of Statements.

See Notes to Financial Statements

54

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55

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$853,209,640	$101,235,892	$87,294,357	$7,578,247,756	$709,039,747
Affiliated issuers (3)	—	—	—	—	3,926,690,875
Short-term investments held as collateral for securities loaned (4)	22,788,771	9,390,631	20,539,461	139,751,844	205,958,118
Cash	9,632	101,805	—	4,464	—
Cash denominated in foreign currency, at value (5)	415,395	—	33,226	2,927	—
Receivables:
Investment securities sold	38,990	—	—	716,808	—
Shares sold	—	—	—	—	—
Due from Adviser	—	—	—	—	—
Dividends and interest	1,729,918	125,021	153,271	755,071	1,162,721
Prepaid expenses	3,717	412	397	42,614	20,166
Total assets	878,196,063	110,853,761	108,020,712	7,719,521,484	4,842,871,627

Liabilities:
Payables:
Investment securities purchased	39,253	—	—	—	350
Collateral for securities loaned	22,788,771	9,390,631	20,539,461	139,751,844	205,958,118
Line of credit	721,688	—	—	—	—
Shares redeemed	—	—	—	706,369	—
Due to Adviser	361,631	43,907	41,711	3,278,651	1,829,891
Distribution to shareholders	—	94,500	—	—	—
Deferred Trustee fees	435,122	21,219	11,016	793,915	174,654
Accrued expenses	271,609	102,950	77,395	405,585	413,187
Total liabilities	24,618,074	9,653,207	20,669,583	144,936,364	208,376,200
NET ASSETS	$853,577,989	$101,200,554	$87,351,129	$7,574,585,120	$4,634,495,427
Shares outstanding	13,850,000	6,300,000	1,433,298	325,752,500	135,487,446
Net asset value, redemption and offering price per share	$61.63	$16.06	$60.94	$23.25	$34.21

Net assets consist of:
Aggregate paid in capital	$1,515,237,423	$412,404,666	$201,705,784	$17,333,178,475	$8,706,956,926
Net unrealized appreciation (depreciation)	66,387,999	10,466,758	9,483,796	(834,990,659)	265,036,878
Undistributed (accumulated) net investment income (loss)	(384,443)	21,514	839,783	(14,447,924)	(40,872,904)
Accumulated net realized loss	(727,662,990)	(321,692,384)	(124,678,234)	(8,909,154,772)	(4,296,625,473)
	$853,577,989	$101,200,554	$87,351,129	$7,574,585,120	$4,634,495,427
(1) Value of securities on loan	$21,732,303	$8,990,537	$19,622,485	$131,375,194	$192,212,461
(2) Cost of investments – Unaffiliated issuers	$786,797,538	$90,769,215	$77,817,772	$8,413,242,757	$743,720,318
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$—	$3,626,976,024
(4) Cost of short-term investments held as collateral for securities loaned	$22,788,771	$9,390,631	$20,539,461	$139,751,844	$205,958,118
(5) Cost of cash denominated in foreign currency	$413,583	$—	$31,486	$2,862	$—

See Notes to Financial Statements

56

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$104,203,031	$10,665,013	$1,651,772,685	$181,260,732	$150,978,362	$69,236,682	$27,809,204
—	—	—	—	—	—	—

1,359,923	—	261,589,697	28,915,159	38,954,074	3,749,804	2,190,849
8,443	—	423	4,823,817	14,828	1,975	—
45,367	6,736	—	278,861	—	—	—

—	—	—	2,566,470	10,458,941	—	40,164
—	—	—	14,636,037	—	—	—
23,955	16,164	—	—	—	—	—
249,555	26,878	2,829,688	263,874	251,190	85,684	115,234
510	37	5,150	271	968	280	157
105,890,784	$10,714,828	1,916,197,643	232,745,221	200,658,363	73,074,425	30,155,608

—	—	—	21,447,483	10,376,368	—	40,140
1,359,923	—	261,589,697	28,915,159	38,954,074	3,749,804	2,190,849
557,630	—	2,624,365	—	156,047	—	—
—	—	—	—	—	—	—
—	—	407,129	48,462	34,589	15,420	11,977
—	—	—	—	87,750	—	—
11,097	31	131,968	12,904	16,247	2,947	10,562
99,606	74,226	179,523	114,455	96,661	103,232	87,179
2,028,256	74,257	264,932,682	50,538,463	49,721,736	3,871,403	2,340,707
$103,862,528	$10,640,571	$1,651,264,961	$182,206,758	$150,936,627	$69,203,022	$27,814,901
2,800,000	350,000	63,460,863	6,124,962	3,300,000	4,400,000	566,632

$37.09	$30.40	$26.02	$29.75	$45.74	$15.73	$49.09

$130,655,531	$8,242,700	$2,520,796,329	$368,547,994	$279,994,881	$113,857,254	$150,249,574
10,417,919	2,410,922	(705,254,237)	41,795,983	18,051,576	(8,066,174)	396,703

22,101	(31)	418,357	831,909	54,784	(39,355)	762,065
(37,233,023)	(13,020)	(164,695,488)	(228,969,128)	(147,164,614)	(36,548,703)	(123,593,441)
$103,862,528	$10,640,571	$1,651,264,961	$182,206,758	$150,936,627	$69,203,022	$27,814,901
$1,308,700	$—	$254,960,885	$27,090,078	$36,039,860	$3,582,686	$2,067,258
$93,783,513	$8,254,363	$2,357,026,923	$139,467,308	$132,926,786	$77,302,918	$27,413,079
$—	$—	$—	$—	$—	$—	$—

$1,359,923	$—	$261,589,697	$28,915,159	$38,954,074	$3,749,804	$2,190,849
$45,186	$6,666	$—	$277,059	$—	$—	$—

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$16,533,714	$4,695,868	$1,824,485	$65,554	$3,354,521
Dividends – affiliated issuers	—	—	—	93,169,213	21,149,664
Securities lending income	1,008,128	15,992	289,856	1,943,319	6,884,004
Foreign taxes withheld	(986,856)	(472,617)	(136,468)	(7,818,861)	(1,280,036)
Total income	16,554,986	4,239,243	1,977,873	87,359,225	30,108,153

Expenses:
Management fees	4,102,925	482,583	385,494	46,055,147	21,229,547
Professional fees	29,357	62,003	62,245	271,737	189,754
Insurance	9,297	793	936	104,037	43,562
Trustees’ fees and expenses	9,647	795	763	224,851	95,463
Reports to shareholders	47,515	32,552	25,996	439,055	197,099
Indicative optimized portfolio value fee	1,510	1,513	4,190	—	3,392
Custodian fees	76,191	15,358	11,284	432,744	262,646
Registration fees	2,014	4,289	5,004	545,324	207,236
Transfer agent fees	2,200	2,159	2,200	1,104	2,200
Fund accounting fees	44,385	6,848	4,194	—	285,389
Interest	69,043	5,032	4,864	115,807	277,615
Other	18,469	3,348	13,424	397,221	568,476
Total expenses	4,412,553	617,273	520,594	48,587,027	23,362,379
Waiver of management fees	—	(29,430)	(37,717)	—	—
Expenses assumed by the Adviser	—	—	—	—	—
Expense offset arrangements	—	(13,363)	—	—	—
Net expenses	4,412,553	574,480	482,877	48,587,027	23,362,379
Net investment income	12,142,433	3,664,763	1,494,996	38,772,198	6,745,774

Net realized gain (loss) on:
Investments – unaffiliated issuers	(5,186,526)	(12,536,091)	(2,489,833)	(794,803,153)	(228,599,830)
Investments – affiliated issuers	—	—	—	289,097,975	(408,936,165)
In-kind redemptions	32,443,596	21,511,098	863,114	797,504,414	235,186,605
Foreign currency transactions and foreign denominated assets and liabilities	(16,146)	(24,013)	18,483	(396,417)	(239,884)
Net realized gain (loss)	27,240,924	8,950,994	(1,608,236)	291,402,819	(402,589,274)

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	121,195,437	13,983,157	14,385,977	17,959,721	10,567,826
Investments – affiliated issuers	—	—	—	596,110,254	420,019,829
Foreign currency transactions and foreign denominated assets and liabilities	102,064	(158)	11,227	5,000	1,175
Net change in unrealized appreciation (depreciation)	121,297,501	13,982,999	14,397,204	614,074,975	430,588,830
Net Increase (Decrease) in Net Assets Resulting from Operations	$160,680,858	$26,598,756	$14,283,964	$944,249,992	$34,745,330

See Notes to Financial Statements

58

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$2,720,649	$177,690	$41,058,283	$650,597	$4,535,536	$652,199	$1,085,279
—	—	—	—	—	—	—
21,663	635	3,079,954	1,510,699	125,043	13,525	22,611
(153,424)	(19,820)	(169,226)	(46,383)	(37,776)	(21,188)	(57,278)
2,588,888	158,505	43,969,011	2,114,913	4,622,803	644,536	1,050,612

498,717	26,153	4,134,206	404,994	822,739	291,389	160,362
170,567	74,150	104,432	75,167	75,484	73,387	59,162
1,094	49	11,341	517	2,104	561	397
1,906	68	29,964	725	528	1,264	612
21,882	15,124	84,982	34,781	39,069	21,543	21,743
6,372	4,987	4,916	5,850	—	375	16,136
54,447	6,317	29,019	7,826	14,574	2,307	6,367
5,321	5,048	7,541	5,059	25,222	4,987	5,468
2,200	2,200	2,001	2,200	2,200	2,200	2,200
16,951	2,829	55,868	3,465	11,001	2,754	2,605
10,351	107	46,742	33,393	10,813	543	2,014
8,352	5,032	83,831	20,244	7,598	7,713	8,152
798,160	142,064	4,594,843	594,221	1,011,332	409,023	285,218
(299,067)	(26,153)	(413,894)	(99,135)	(95,507)	(93,779)	(90,770)
—	(84,944)	—	—	—	—	—
—	—	—	—	—	—	—
499,093	30,967	4,180,949	495,086	915,825	315,244	194,448
2,089,795	127,538	39,788,062	1,619,827	3,706,978	329,292	856,164

(4,184,745)	33,301	(138,862,754)	3,231,572	(25,882,778)	(9,526,577)	608,369
—	—	—	—	—	—	—
8,666,069	—	14,780,776	4,208,584	25,996,894	1,254,233	1,232,111

8,160	(660)	—	(7,667)	—	673	797
4,489,484	32,641	(124,081,978)	7,432,489	114,116	(8,271,671)	1,841,277

9,357,528	2,209,947	(152,080,023)	39,664,620	26,816,855	2,338,114	(25,810)
—	—	—	—	—	—	—

4,903	320	—	(2,267)	—	(20)	1,351
9,362,431	2,210,267	(152,080,023)	39,662,353	26,816,855	2,338,094	(24,459)

$15,941,710	$2,370,446	$(236,373,939)	$48,714,669	$30,637,949	$(5,604,285)	$2,672,982

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income	$12,142,433	$16,772,271	$3,664,763	$1,166,522
Net realized gain (loss)	27,240,924	(6,675,269)	8,950,994	(35,329,599)
Net change in unrealized appreciation (depreciation)	121,297,501	84,668,464	13,982,999	75,502,845
Net increase (decrease) in net assets resulting from operations	160,680,858	94,765,466	26,598,756	41,339,768

Dividends to shareholders:
Dividends from net investment income	(12,243,400)	(17,183,700)	(3,597,300)	(1,174,800)

Share transactions:**
Proceeds from sale of shares	58,446,520	107,389,282	73,211,081	42,948,463
Cost of shares redeemed	(157,461,627)	(216,366,402)	(96,406,838)	(20,966,254)
Increase (Decrease) in net assets resulting from share transactions	(99,015,107)	(108,977,120)	(23,195,757)	21,982,209
Total increase (decrease) in net assets	49,422,351	(31,395,354)	(194,301)	62,147,177
Net Assets, beginning of period	804,155,638	835,550,992	101,394,855	39,247,678
Net Assets, end of period†	$853,577,989	$804,155,638	$101,200,554	$101,394,855
† Including undistributed (accumulated) net investment income (loss)	$(384,443)	$(282,005)	$21,514	$(172,186)

** Shares of Common Stock Issued (no par value)
Shares sold	1,050,000	2,200,000	5,100,000	3,800,000
Shares redeemed	(2,850,000)	(4,500,000)	(7,000,000)	(1,850,000)
Net increase (decrease)	(1,800,000)	(2,300,000)	(1,900,000)	1,950,000

See Notes to Financial Statements

60

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$1,494,996	$1,710,911	$38,772,198	$17,751,572	$6,745,774	$4,322,640
(1,608,236)	(8,409,157)	291,402,819	(787,882,992)	(402,589,274)	224,135,173
14,397,204	1,470,864	614,074,975	2,274,160,888	430,588,830	292,891,291
14,283,964	(5,227,382)	944,249,992	1,504,029,468	34,745,330	521,349,104

(1,099,340)	(1,374,412)	(61,169,240)	(24,961,888)	(1,476,062)	(156,407,681)

11,928,638	5,019,448	4,444,326,017	6,632,467,108	3,071,722,395	2,579,635,409
(2,720,340)	(25,316,282)	(7,437,833,489)	(2,743,240,625)	(1,924,829,152)	(790,925,366)
9,208,298	(20,296,834)	(2,993,507,472)	3,889,226,483	1,146,893,243	1,788,710,043
22,392,922	(26,898,628)	(2,110,426,720)	5,368,294,063	1,180,162,511	2,153,651,466
64,958,207	91,856,835	9,685,011,840	4,316,717,777	3,454,332,916	1,300,681,450
$87,351,129	$64,958,207	$7,574,585,120	$9,685,011,840	$4,634,495,427	$3,454,332,916
$839,783	$387,156	$(14,447,924)	$(543,632)	$(40,872,904)	$(149,540,237)

200,000	100,000	191,600,000	282,100,000	84,550,000	62,050,000
(50,000)	(500,000)	(328,750,000)	(133,850,000)	(57,950,000)	(20,850,000)
150,000	(400,000)	(137,150,000)	148,250,000	26,600,000	41,200,000

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income	$2,089,795	$1,851,647	$127,538	$109,068
Net realized gain (loss)	4,489,484	(12,693,313)	32,641	184,095
Net change in unrealized appreciation (depreciation)	9,362,431	28,777,831	2,210,267	88,251
Net increase (decrease) in net assets resulting from operations	15,941,710	17,936,165	2,370,446	381,414

Dividends and Distributions to shareholders:
Dividends from net investment income	(2,100,000)	(1,800,400)	(130,544)	(106,950)
Distributions from net realized capital gains	—	—	(27,306)	—
Total Dividends and Distributions	(2,100,000)	(1,800,400)	(157,850)	(106,950)

Share transactions:**
Proceeds from sale of shares	29,249,662	15,462,894	5,298,547	—
Cost of shares redeemed	(34,551,389)	(12,787,582)	—	(1,083,497)
Increase (Decrease) in net assets resulting from share transactions	(5,301,727)	2,675,312	5,298,547	(1,083,497)
Total increase (decrease) in net assets	8,539,983	18,811,077	7,511,143	(809,033)
Net Assets, beginning of period	95,322,545	76,511,468	3,129,428	3,938,461
Net Assets, end of period†	$103,862,528	$95,322,545	$10,640,571	$3,129,428
† Including undistributed (accumulated) net investment income (loss)	$22,101	$34,089	$(31)	$2,999

** Shares of Common Stock Issued (no par value)
Shares sold	850,000	500,000	200,000	—
Shares redeemed	(1,000,000)	(450,000)	—	(50,000)
Net increase (decrease)	(150,000)	50,000	200,000	(50,000)

See Notes to Financial Statements

62

Oil Services ETF		Rare Earth/Strategic Metals ETF		Steel ETF
For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

$39,788,062	$16,111,826	$1,619,827	$504,103	$3,706,978	$1,916,545
(124,081,978)	(8,087,132)	7,432,489	(29,697,355)	114,116	(4,894,984)
(152,080,023)	226,247,149	39,662,353	36,316,815	26,816,855	63,093,004
(236,373,939)	234,271,843	48,714,669	7,123,563	30,637,949	60,114,565

(39,297,465)	(16,268,462)	(4,502,217)	(959,486)	(3,688,050)	(1,869,300)
—	—	—	—	—	—
(39,297,465)	(16,268,462)	(4,502,217)	(959,486)	(3,688,050)	(1,869,300)

4,341,700,337	3,429,010,616	114,232,215	12,092,919	50,388,894	162,573,081
(3,632,900,641)	(3,547,778,125)	(18,900,489)	(3,975,509)	(111,725,670)	(80,398,881)
708,799,696	(118,767,509)	95,331,726	8,117,410	(61,336,776)	82,174,200
433,128,292	99,235,872	139,544,178	14,281,487	(34,386,877)	140,419,465
1,218,136,669	1,118,900,797	42,662,580	28,381,093	185,323,504	44,904,039
$1,651,264,961	$1,218,136,669	$182,206,758	$42,662,580	$150,936,627	$185,323,504
$418,357	$(72,240)	$831,909	$627,370	$54,784	$35,856

158,500,000	121,200,000	4,550,000	700,000	1,200,000	5,450,000
(131,550,000)	(127,000,000)	(950,000)	(250,000)	(2,800,000)	(2,850,000)
26,950,000	(5,800,000)	3,600,000	450,000	(1,600,000)	2,600,000

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016

Operations:
Net investment income	$329,292	$301,346	$856,164	$1,275,905
Net realized gain (loss)	(8,271,671)	(9,453,955)	1,841,277	1,363,001
Net change in unrealized appreciation (depreciation)	2,338,094	24,323,067	(24,459)	677,051
Net increase (decrease) in net assets resulting from operations	(5,604,285)	15,170,458	2,672,982	3,315,957

Dividends to shareholders:
Dividends from net investment income	(500,500)	(198,450)	(1,349,717)	(1,231,890)

Share transactions:**
Proceeds from sale of shares	27,840,458	20,232,434	—	—
Cost of shares redeemed	(11,856,425)	(14,278,220)	(7,584,109)	(7,219,122)
Increase (Decrease) in net assets resulting from share transactions	15,984,033	5,954,214	(7,584,109)	(7,219,122)
Total increase (decrease) in net assets	9,879,248	20,926,222	(6,260,844)	(5,135,055)
Net Assets, beginning of period	59,323,774	38,397,552	34,075,745	39,210,800
Net Assets, end of period†	$69,203,022	$59,323,774	$27,814,901	$34,075,745
† Including undistributed (accumulated) net investment income (loss)	$(39,355)	$97,599	$762,065	$1,254,821

** Shares of Common Stock Issued (no par value)
Shares sold	1,900,000	1,250,000	—	—
Shares redeemed	(750,000)	(900,000)	(150,000)	(150,000)
Net increase (decrease)	1,150,000	350,000	(150,000)	(150,000)

See Notes to Financial Statements

64

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$51.38	$46.55	$52.59	$54.44	$52.94
Income from investment operations:
Net investment income	0.83 (a)	1.07	1.37	1.68	1.08
Net realized and unrealized gain (loss) on investments	10.30	4.86	(6.07)	(1.84)	1.46
Total from investment operations	11.13	5.93	(4.70)	(0.16)	2.54
Less:
Dividends from net investment income	(0.88)	(1.10)	(1.34)	(1.69)	(1.04)
Net asset value, end of year	$61.63	$51.38	$46.55	$52.59	$54.44
Total return (b)	21.68%	12.74%	(8.96)%	(0.13)%	4.60%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$853,578	$804,156	$835,551	$1,440,901	$4,635,318
Ratio of gross expenses to average net assets	0.54%	0.53%	0.55%	0.57%	0.55%
Ratio of net expenses to average net assets	0.54%	0.53%	0.55%	0.57%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.53%	0.53%	0.54%	0.56%	0.55%
Ratio of net investment income to average net assets	1.48%	2.04%	2.00%	1.77%	1.79%
Portfolio turnover rate (c)	22%	15%	20%	14%	33%

	Coal ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.37	$6.28	$14.64	$19.50	$25.17
Income from investment operations:
Net investment income	0.53 (a)	0.14	0.29	0.34	0.39
Net realized and unrealized gain (loss) on investments	3.73	6.08	(8.36)	(4.83)	(5.62)
Total from investment operations	4.26	6.22	(8.07)	(4.49)	(5.23)
Less:
Dividends from net investment income	(0.57)	(0.13)	(0.29)	(0.37)	(0.44)
Net asset value, end of year	$16.06	$12.37	$6.28	$14.64	$19.50
Total return (b)	34.42%	99.10%	(55.14)%	(23.07)%	(20.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$101,201	$101,395	$39,248	$114,905	$154,994
Ratio of gross expenses to average net assets	0.64%	0.62%	0.66%	0.63%	0.64%
Ratio of net expenses to average net assets	0.60%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses to average net assets excluding interest expense (d)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets (d)	3.80%	1.66%	2.31%	1.75%	1.78%
Portfolio turnover rate (c)	39%	40%	36%	27%	20%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Includes expense offset arrangements of 0.01%.

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Global Alternative Energy ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$50.62	$54.57	$54.09	$55.90	$33.26
Income from investment operations:
Net investment income	1.12 (a)	1.38	0.46	0.12	0.51
Net realized and unrealized gain (loss) on investments	9.97	(4.26)	0.33	(1.82)	22.68
Total from investment operations	11.09	(2.88)	0.79	(1.70)	23.19
Less:
Dividends from net investment income	(0.77)	(1.07)	(0.31)	(0.11)	(0.54)
Return of capital	—	—	—	—	(0.01)
Total dividends and distributions	(0.77)	(1.07)	(0.31)	(0.11)	(0.55)
Net asset value, end of year	$60.94	$50.62	$54.57	$54.09	$55.90
Total return (b)	21.90%	(5.26)%	1.45%	(3.04)%	69.69%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$87,351	$64,958	$91,857	$82,937	$91,309
Ratio of gross expenses to average net assets	0.67%	0.64%	0.62%	0.64%	0.72%
Ratio of net expenses to average net assets	0.63%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses to average net assets excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.94%	2.04%	0.88%	0.18%	1.16%
Portfolio turnover rate (c)	21%	32%	27%	31%	18%

	Gold Miners ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.92	$13.72	$18.43	$21.16	$46.32
Income from investment operations:
Net investment income	0.10 (a)	0.03	0.12	0.12	0.23
Net realized and unrealized gain (loss) on investments	2.41	7.23	(4.71)	(2.73)	(25.20)
Total from investment operations	2.51	7.26	(4.59)	(2.61)	(24.97)
Less:
Dividends from net investment income	(0.18)	(0.06)	(0.12)	(0.12)	(0.19)
Net asset value, end of year	$23.25	$20.92	$13.72	$18.43	$21.16
Total return (b)	11.99%	52.91%	(24.93)%	(12.31)%	(53.90)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,574,585	$9,685,012	$4,316,718	$5,495,447	$6,652,611
Ratio of gross expenses to average net assets	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net expenses to average net assets	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net expenses to average net assets excluding interest expense	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net investment income to average net assets	0.42%	0.21%	0.66%	0.52%	1.01%
Portfolio turnover rate (c)	12%	26%	24%	18%	33%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

66

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	For the Year Ended December 31,
	2017	2016	2015	2014		2013#
Net asset value, beginning of year	$31.72	$19.22	$24.04	$30.90		$79.13
Income from investment operations:
Net investment income	0.05 (a)	0.14	0.15	—	(a)(b)	0.41
Net realized and unrealized gain (loss) on investments	2.45	13.87	(4.83)	(6.68)		(48.64)
Total from investment operations	2.50	14.01	(4.68)	(6.68)		(48.23)
Less:
Dividends from net investment income	(0.01)	(1.51)	(0.14)	(0.18)		—
Net asset value, end of year	$34.21	$31.72	$19.22	$24.04		$30.90
Total return (c)	7.89%	73.75%	(19.48)%	(21.60)%		(60.95)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,634,495	$3,454,333	$1,300,681	$1,522,690		$1,136,823
Ratio of gross expenses to average net assets (d)	0.54%	0.52%	0.56%	0.55%		0.58%
Ratio of net expenses to average net assets (d)	0.54%	0.52%	0.56%	0.55%		0.57%
Ratio of net expenses to average net assets excluding interest expense (d)	0.53%	0.52%	0.55%	0.54%		0.56%
Ratio of net investment income (loss) to average net assets	0.16%	0.14%	0.66%	(0.01)%		(0.07)%
Portfolio turnover rate (e)	67%	58%	47%	65%		34%

	Natural Resources ETF
	For the Year Ended December 31,
	2017	2016	2015	2014		2013
Net asset value, beginning of year	$32.31	$26.38	$33.73	$37.46		$35.94
Income from investment operations:
Net investment income	0.72 (a)	0.66	0.81	0.82		0.87
Net realized and unrealized gain (loss) on investments	4.81	5.91	(7.37)	(3.70)		1.48
Total from investment operations	5.53	6.57	(6.56)	(2.88)		2.35
Less:
Dividends from net investment income	(0.75)	(0.64)	(0.79)	(0.85)		(0.83)
Net asset value, end of year	$37.09	$32.31	$26.38	$33.73		$37.46
Total return (c)	17.14%	24.93%	(19.48)%	(7.71)%		6.55%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$103,863	$95,323	$76,511	$86,023		$101,140
Ratio of gross expenses to average net assets	0.80%	0.77%	0.75%	0.73%		0.74%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%		0.50%
Ratio of net expenses to average net assets excluding interest expense	0.49%	0.49%	0.49%	0.49%		0.49%
Ratio of net investment income to average net assets	2.09%	2.18%	2.66%	2.10%		2.13%
Portfolio turnover rate (e)	34%	37%	9%	13%		14%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Year Ended December 31,		For the Period August 18, 2015(a) through December 31,
	2017	2016	2015
Net asset value, beginning of period	$20.86	$19.69	$19.75
Income from investment operations:
Net investment income	0.61 (b)	0.73	0.07
Net realized and unrealized gain (loss) on investments	9.38	1.15	(0.04)
Total from investment operations	9.99	1.88	0.03
Less:
Dividends from net investment income	(0.37)	(0.71)	(0.07)
Distributions from net realized capital gains	(0.08)	—	—
Return of capital	—	—	(0.02)
Total dividends and distributions	(0.45)	(0.71)	(0.09)
Net asset value, end of period	$30.40	$20.86	$19.69
Total return (c)	47.91%	9.55%	0.16	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,641	$3,129	$3,938
Ratio of gross expenses to average net assets	2.71%	3.42%	4.98	%(e)
Ratio of net expenses to average net assets	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	2.43%	2.85%	1.19	%(e)
Portfolio turnover rate (f)	24%	15%	12	%(d)

	Oil Services ETF
	For the Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value, beginning of year	$33.36	$26.44	$35.89		$48.10	$38.64
Income from investment operations:
Net investment income	0.90 (b)	0.46	0.63		0.85	0.55
Net realized and unrealized gain (loss) on investments	(7.56)	6.93	(9.45)		(12.20)	9.45
Total from investment operations	(6.66)	7.39	(8.82)		(11.35)	10.00
Less:
Dividends from net investment income	(0.68)	(0.47)	(0.63)		(0.86)	(0.54)
Net asset value, end of year	$26.02	$33.36	$26.44		$35.89	$48.10
Total return (c)	(19.95)%	27.92%	(24.58)%		(23.64)%	25.90%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,651,265	$1,218,137	$1,118,901		$929,834	$1,482,094
Ratio of gross expenses to average net assets	0.39%	0.40%	0.39%		0.39%	0.39%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%		0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%		0.35%	0.35%
Ratio of net investment income to average net assets	3.36%	1.70%	2.30%		1.99%	1.24%
Portfolio turnover rate (f)	34%	24%	18%		15%	10%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

68

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Rare Earth/Strategic Metals ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$16.90	$13.68	$25.49	$35.98	$52.92
Income from investment operations:
Net investment income	0.44 (a)	0.12	0.51	0.65	0.35
Net realized and unrealized gain (loss) on investments	13.28	3.48	(11.68)	(10.75)	(17.21)
Total from investment operations	13.72	3.60	(11.17)	(10.10)	(16.86)
Less:
Dividends from net investment income	(0.87)	(0.38)	(0.64)	(0.39)	(0.08)
Net asset value, end of year	$29.75	$16.90	$13.68	$25.49	$35.98
Total return (b)	81.43%	26.35%	(43.76)%	(28.07)%	(31.85)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$182,207	$42,663	$28,381	$57,986	$96,243
Ratio of gross expenses to average net assets	0.73%	0.86%	0.82%	0.72%	0.70%
Ratio of net expenses to average net assets	0.61%	0.61%	0.57%	0.58%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.99%	1.43%	2.01%	1.55%	0.69%
Portfolio turnover rate (c)	57%	104%	49%	37%	31%

	Steel ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.82	$19.52	$35.45	$49.76	$48.85
Income from investment operations:
Net investment income	0.92 (a)	0.42	1.03	1.13	0.93
Net realized and unrealized gain (loss) on investments	8.12	18.28	(15.92)	(14.28)	0.96
Total from investment operations	9.04	18.70	(14.89)	(13.15)	1.89
Less:
Dividends from net investment income	(1.12)	(0.40)	(1.02)	(1.16)	(0.94)
Return of capital	—	—	(0.02)	—	(0.04)
Total dividends and distributions	(1.12)	(0.40)	(1.04)	(1.16)	(0.98)
Net asset value, end of year	$45.74	$37.82	$19.52	$35.45	$49.76
Total return (b)	23.86%	95.77%	(42.03)%	(26.44)%	3.88%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$150,937	$185,324	$44,904	$69,127	$144,312
Ratio of gross expenses to average net assets	0.62%	0.60%	0.69%	0.63%	0.62%
Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.25%	1.88%	3.76%	2.43%	2.21%
Portfolio turnover rate (c)	31%	20%	15%	11%	15%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.25	$13.24	$22.12	$28.43	$22.54
Income from investment operations:
Net investment income	0.09 (a)	0.09	0.32	0.30	0.13
Net realized and unrealized gain (loss) on investments	(2.50)	4.98	(8.86)	(6.32)	5.90
Total from investment operations	(2.41)	5.07	(8.54)	(6.02)	6.03
Less:
Dividends from net investment income	(0.11)	(0.06)	(0.34)	(0.29)	(0.14)
Net asset value, end of year	$15.73	$18.25	$13.24	$22.12	$28.43
Total return (b)	(13.20)%	38.31%	(38.60)%	(21.18)%	26.77%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$69,203	$59,324	$38,398	$61,937	$46,906
Ratio of gross expenses to average net assets	0.70%	0.71%	0.72%	0.67%	1.04%
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net expenses to average net assets excluding interest expense	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	0.56%	0.63%	1.62%	1.07%	0.89%
Portfolio turnover rate (c)	17%	23%	22%	11%	11%

	Uranium+Nuclear Energy ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$47.55	$45.25	$51.50	$48.11	$41.35
Income from investment operations:
Net investment income	1.35 (a)	2.08	1.87	1.27	0.80
Net realized and unrealized gain (loss) on investments	2.57	1.94	(6.63)	3.39	6.29
Total from investment operations	3.92	4.02	(4.76)	4.66	7.09
Less:
Dividends from net investment income	(2.38)	(1.72)	(1.49)	(1.27)	(0.33)
Net asset value, end of year	$49.09	$47.55	$45.25	$51.50	$48.11
Total return (b)	8.27%	8.87%	(9.26)%	9.61%	17.18%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,815	$34,076	$39,211	$67,812	$77,778
Ratio of gross expenses to average net assets	0.89%	0.79%	0.70%	0.76%	0.80%
Ratio of net expenses to average net assets	0.61%	0.61%	0.61%	0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.67%	3.37%	2.34%	1.89%	1.60%
Portfolio turnover rate (c)	19%	36%	27%	31%	48%

(a)	Calculated based upon average shares outstanding
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

70

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2017, offers fifty-six investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Group Inc., Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and MV Index Solutions GmbH (“MVIS”), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ respective indices are presented below:

Fund	Index
Agribusiness ETF	MVIS® Global Agribusiness Index*
Coal ETF	MVIS® Global Coal Index*
Global Alternative Energy ETF	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	MVIS® Global Junior Gold Miners Index*
Natural Resources ETF	VanEck-Natural Resources Index*
Oil Refiners ETF	MVIS® Global Oil Refiners Index*
Oil Services ETF	MVIS® US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	MVIS® Global Rare Earth/Strategic Metals Index*
Steel ETF	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	MVIS® Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	MVIS® Global Uranium & Nuclear Energy Index*

*	Published by MVIS.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at
71

VANECK VECTORS ETF TRUST

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(continued)

net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments where transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.
72

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2017 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2017.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2017 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to

73

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations for the year ended December 31, 2017, are as follows:

Fund	Expense Limitation
Agribusiness ETF	0.56%
Coal ETF	0.59
Global Alternative Energy ETF	0.62
Gold Miners ETF	0.53
Junior Gold Miners ETF	0.56
Natural Resources ETF	0.49
Oil Refiners ETF	0.59
Oil Services ETF	0.35
Rare Earth/Strategic Metals ETF	0.57
Steel ETF	0.55
Unconventional Oil & Gas ETF	0.54
Uranium+Nuclear Energy ETF	0.60

Refer to Statement of Operations for the amounts waived/assumed by the Adviser.

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from the underlying fund investments that are also managed by the Adviser. For the period ended December 31, 2017, the Adviser reduced management fees charged by $494,366 due to investments held in the Junior Gold Miners ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended December 31, 2017, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$179,258,519	$186,180,507
Coal ETF	38,394,303	37,745,261
Global Alternative Energy ETF	16,636,126	16,184,300
Gold Miners ETF	1,114,092,648	1,339,573,902
Junior Gold Miners ETF	2,660,070,010	2,887,972,306
Natural Resources ETF	34,226,274	33,901,683
Oil Refiners ETF	1,918,961	1,305,010
Oil Services ETF	407,683,807	407,303,977
Rare Earth/Strategic Metals ETF	69,150,364	48,072,625
Steel ETF	51,248,196	51,518,976
Unconventional Oil & Gas ETF	9,691,635	9,939,569
Uranium+Nuclear Energy ETF	6,061,436	6,465,159
74

Note 5—Income Taxes—As of December 31, 2017, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$822,162,951	$187,794,685	$(133,959,225)	$53,835,460
Coal ETF	101,528,170	13,188,918	(4,090,565)	9,098,353
Global Alternative Energy ETF	97,991,330	16,864,115	(7,021,627)	9,842,488
Gold Miners ETF	8,590,629,314	424,698,608	(1,297,328,322)	(872,629,714)
Junior Gold Miners ETF	4,693,709,202	547,287,454	(399,307,916)	147,979,538
Natural Resources ETF	95,672,783	14,248,295	(4,358,124)	9,890,171
Oil Refiners ETF	8,271,847	2,421,147	(27,981)	2,393,166
Oil Services ETF	2,618,580,115	2,927,193	(708,144,926)	(705,217,733)
Rare Earth/Strategic Materials ETF	180,691,559	31,910,028	(2,425,696)	29,484,332
Steel ETF	172,948,855	23,489,562	(6,505,981)	16,983,581
Unconventional Oil & Gas ETF	82,640,659	3,113,544	(12,767,717)	(9,654,173)
Uranium+Nuclear Energy ETF	29,724,544	2,740,777	(2,465,268)	275,509

At December 31, 2017, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late Year Losses and Post-October Capital Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Agribusiness ETF	$348,073	$(715,383,742)	$—	$(435,122)	$53,811,357	$(661,659,434)
Coal ETF	42,733	(320,324,060)	—	(21,219)	9,098,434	(311,204,112)
Global Alternative Energy ETF	117,614	(124,310,953)	—	(11,015)	9,849,699	(114,354,655)
Gold Miners ETF	4,730,903	(8,889,904,971)	—	(793,915)	(872,625,372)	(9,758,593,355)
Junior Gold Miners ETF	—	(4,218,202,318)	(2,066,662)	(174,655)	147,982,136	(4,072,461,499)
Natural Resources ETF	47,323	(36,725,721)	—	(5,856)	9,891,251	(26,793,003)
Oil Refiners ETF	5,339	—	(875)	(31)	2,393,438	2,397,871
Oil Services ETF	513,820	(164,695,488)	—	(131,968)	(705,217,732)	(869,531,368)
Rare Earth/Strategic Materials ETF	11,575,494	(227,390,718)	—	(12,903)	29,486,891	(186,341,236)
Steel ETF	71,032	(146,096,619)	—	(16,248)	16,983,581	(129,058,254)
Unconventional Oil & Gas ETF	79,844	(35,077,018)	—	(2,947)	(9,654,111)	(44,654,232)
Uranium+Nuclear Energy ETF	772,629	(123,472,825)	—	(10,564)	276,087	(122,434,673)

*	Qualified late year losses and post-October capital losses incurred after October 31, 2017 are deemed to arise on the January 1, 2018.

The tax character of dividends paid to shareholders during the years ended December 31, 2017 and December 31, 2016 were as follows:

	2017 Dividends and Distributions		2016 Dividends
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Agribusiness ETF	$12,243,400	$—	$17,183,700
Coal ETF	3,597,300	—	1,174,800
Global Alternative Energy ETF	1,099,340	—	1,374,412
Gold Miners ETF	61,169,240	—	24,961,888
Junior Gold Miners ETF	1,476,062	—	156,407,681
Natural Resources ETF	2,100,000	—	1,800,400
Oil Refiners ETF	130,544	27,306	106,950
Oil Services ETF	39,297,465	—	16,268,462
Rare Earth/Strategic Materials ETF	4,502,217	—	959,486
Steel ETF	3,688,050	—	1,869,300
Unconventional Oil & Gas ETF	500,500	—	198,450
Uranium+Nuclear Energy ETF	1,349,717	—	1,231,890
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NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2017, the Funds had capital loss carryforwards available to offset future capital gains, as follow:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Short-Term Capital Losses Expiring in the Year Ending 12/31/2018	Total
Agribusiness ETF	$(174,582,415)	$(455,171,228)	$(85,630,099)	$(715,383,742)
Coal ETF	(21,809,697)	(279,691,520)	(18,822,843)	(320,324,060)
Global Alternative Energy ETF	(4,135,191)	(85,982,549)	(34,193,213)	(124,310,953)
Gold Miners ETF	(1,224,871,727)	(7,663,249,085)	(1,784,159)	(8,889,904,971)
Junior Gold Miners ETF	(1,475,786,874)	(2,742,415,444)	—	(4,218,202,318)
Natural Resources ETF	(2,328,154)	(33,856,687)	(540,880)	(36,725,721)
Oil Refiners ETF	—	—	—	—
Oil Services ETF	(39,913,577)	(124,781,911)	—	(164,695,488)
Rare Earth/Strategic Materials ETF	(37,778,919)	(189,611,799)	—	(227,390,718)
Steel ETF	(4,235,969)	(120,839,994)	(21,020,656)	(146,096,619)
Unconventional Oil & Gas ETF	(6,007,251)	(29,069,767)	—	(35,077,018)
Uranium+Nuclear Energy ETF	(14,047,241)	(67,832,322)	(41,593,262)	(123,472,825)

During the year ended December 31, 2017, $257,031,280, $155,793,705, $158,919,596, $388,612,074, $1,722,348, $79,176,906, $49,042,636 of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Natural Resources ETF, Steel ETF, and Uranium+Nuclear Energy ETF’s capital loss carryovers available from prior years expired unutilized.

Additionally, Agribusiness ETF, Oil Refiners ETF, Rare Earth/Strategic Metals ETF, and Uranium+Nuclear Energy ETF utilized $458,313, $18,083, $469,561, and $585,204 of their capital loss carryovers available from prior years.

During the year ended December 31, 2017, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, book/tax differences in the treatment of distributions from underlying investments, the expiration of capital loss carryforwards, and the tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Accumulated Net Investment Income	Increase (Decrease) in Accumulated Net Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$(1,471)	$228,364,785	$(228,363,314)
Coal ETF	126,237	138,167,214	(138,293,451)
Global Alternative Energy ETF	56,971	158,562,590	(158,619,561)
Gold Miners ETF	8,492,750	(395,777,507)	387,284,757
Junior Gold Miners ETF	103,397,621	(249,006,466)	145,608,845
Natural Resources ETF	(1,783)	(6,506,620)	6,508,403
Oil Refiners ETF	(24)	145	(121)
Oil Services ETF	—	(14,225,315)	14,225,315
Rare Earth/Strategic Materials ETF	3,086,929	(6,567,783)	3,480,854
Steel ETF	—	53,416,266	(53,416,266)
Unconventional Oil & Gas ETF	34,254	(1,145,912)	1,111,658
Uranium+Nuclear Energy ETF	797	47,809,729	(47,810,526)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

76

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2017, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2017, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), consisting of 50,000 shares, or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

For the year ended December 31, 2017 the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$54,979,741	$147,431,658
Coal ETF	73,060,327	96,603,711
Global Alternative Energy ETF	11,927,982	2,718,950
Gold Miners ETF	4,285,863,582	7,075,905,165
Junior Gold Miners ETF	2,589,259,237	1,208,851,552
Natural Resources ETF	28,636,011	33,906,873
Oil Refiners ETF	5,004,696	361,446
Oil Services ETF	4,342,600,189	3,632,684,736
Rare Earth/Strategic Metals ETF	83,487,174	13,034,336
Steel ETF	50,386,260	111,454,719
Unconventional Oil & Gas ETF	27,841,801	11,856,285
Uranium+Nuclear Energy ETF	—	7,572,705

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except for Natural Resources ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

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(continued)

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union (“EU”) by the end of March 2019. Significant uncertainty exists on how the withdrawal will take place, the terms of the withdrawal and the effects such withdrawal will have on the EU and the United Kingdom. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At December 31, 2017, the Adviser owned 2,500 shares of Gold Miners ETF.

A more complete description of risks is included in each Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2017 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

78

The following table presents repurchase agreements held as collateral by type of security on loan as of December 31, 2017:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$22,788,771
Coal ETF	9,390,631
Global Alternative Energy ETF	20,539,461
Gold Miners ETF	139,751,844
Junior Gold Miners ETF	205,958,118
Natural Resources ETF	1,359,923
Oil Service ETF	261,589,697
Rare Earth/Strategic Metals ETF	28,915,159
Steel ETF	38,954,074
Unconventional Oil & Gas ETF	3,749,804
Uranium+Nuclear Energy ETF	2,190,849

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2017, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2017
Agribusiness ETF	350	$2,454,404	2.41%	$721,688
Coal ETF	147	491,874	2.46	—
Global Alternative Energy ETF	252	244,909	2.45	—
Gold Miners ETF	241	6,703,120	2.49	—
Junior Gold Miners ETF	237	15,413,752	2.45	—
Natural Resources ETF	337	424,528	2.41	557,630
Oil Refiners ETF	3	374,528	2.48	—
Oil Services ETF	285	1,858,465	2.40	2,624,365
Rare Earth/Strategic Metals ETF	106	373,987	2.46	—
Steel ETF	332	433,441	2.40	156,047
Uranium+Nuclear Energy ETF	188	119,698	2.32	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended December 31, 2017, there were offsets to custodian fees and these amounts are reflected in custody expense in the Statements of Operations, unless shown separately under the caption “Expense offset arrangements.”

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

79

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck Vectors ETF Trust (the “Trust”)) including the schedules of investments, as of December 31, 2017, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds (twelve of the funds constituting VanEck Vectors ETF Trust) at December 31, 2017, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck Vectors ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights

VanEck Vectors Agribusiness ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

VanEck Vectors Coal ETF

VanEck Vectors Global Alternative Energy ETF

VanEck Vectors Gold Miners ETF

VanEck Vectors Junior Gold Miners ETF

VanEck Vectors Natural Resources ETF

VanEck Vectors Oil Services ETF

VanEck Vectors Oil Refiners ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the two years in the period ended December 31, 2017 and the period from August 18, 2015 (commencement of operations) through December 31, 2015

VanEck Vectors Rare Earth/Strategic Metals ETF	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

VanEck Vectors Steel ETF

VanEck Vectors Unconventional Oil & Gas ETF

VanEck Vectors Uranium+Nuclear Energy ETF
80

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, NY

February 22, 2018

81

VANECK VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

	Agribusiness ETF		Coal ETF				Global Alternative Energy ETF	Gold Miners ETF		Junior Gold Miners ETF		Natural Resources ETF
Record Date	12/19/2017		12/19/2017		12/28/2017		12/19/2017	12/19/2017		12/19/2017		12/19/2017
Ex Date	12/18/2017		12/18/2017		12/27/2017		12/18/2017	12/18/2017		12/18/2017		12/18/2017
Payable Date	12/22/2017		12/22/2017		01/03/2018		12/22/2017	12/22/2017		12/22/2017		12/22/2017
Total Distribution Paid Per Share	$0.884000		$0.556000		$0.015000		$0.767000	$0.176000		$0.011000		$0.750000
Ordinary Income Per Share	$0.884000		$0.556000		$0.015000		$0.767000	$0.176000		$0.011000		$0.750000

Ordinary Income:
Qualified Dividend Income for Individuals	93.64%		85.91	%*	85.91	%*	100.00%	92.70	%*	100.00	%*	95.66	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	53.69%		0.36	%*	0.36	%*	15.34%	16.37	%*	7.76	%*	36.35	%*
Foreign Source Income	—		75.82	%*	75.82	%*	—	60.56	%*	89.17	%*	52.07	%*
Foreign Taxes Paid Per Share	—		$0.062917	**	$0.001697	**	—	$0.015052	**	$0.008758	**	$0.040469	**

	Oil Refiners ETF		Oil Services ETF		Rare Earth/ Strategic Metals ETF		Steel ETF			Unconventional Oil & Gas ETF		Uranium+ Nuclear Energy ETF
Record Date	12/19/2017		12/19/2017		12/19/2017		12/19/2017	12/28/2017		12/19/2017		12/19/2017
Ex Date	12/18/2017		12/18/2017		12/18/2017		12/18/2017	12/27/2017		12/18/2017		12/18/2017
Payable Date	12/22/2017		12/22/2017		12/22/2017		12/22/2017	01/03/2018		12/22/2017		12/22/2017
Total Distribution Paid Per Share	$0.451000		$0.678000		$0.870000		$1.091000	$0.027000		$0.110000		$2.382000
Ordinary Income Per Share	$0.372983		$0.678000		$0.870000		$1.091000	$0.027000		$0.110000		$2.382000
Long-term Capital Gain Per Share	$0.078017		$—		$—		$—	$—		$—		$—

Ordinary Income:
Qualified Dividend Income for Individuals	100.00	%*	69.89%		11.98	%*	69.89%	69.89%		100.00%		100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	34.92	%*	68.34%		—		21.68%	21.68%		100.00%		74.74%
Foreign Source Income	68.15	%*			14.36	%*	—	—		—		—
Foreign Taxes Paid Per Share	$0.055720	**	—		$0.007906	**	—	—		—		—

*	Expressed as a percentage of the ordinary income distribution grossed up for foreign taxes.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.
82

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	56	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee, May 2009 to June 2015; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex4, June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

R. Alastair Short, 1953 *†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	56	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	67	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VanEck Securities Corporation (VESC); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisors Corporation (VEARA).	56	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
83

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2017 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Vice President of VESC (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser, VESC and VEARA (since June 2010).

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director (since 2017), Senior Director (2010-2017) of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
84

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

December 31, 2017 (unaudited)

At a meeting held on June 9, 2017 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors® ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Long/Flat Commodity ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 8, 2017. At that meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser and its affiliates at the Renewal Meeting and the May 8, 2017 meeting regarding the management of the Fund and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and its affiliates, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. In evaluating the terms of the Investment Management Agreement at each Meeting, the Trustees considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund (excluding interest expense, trading expenses, taxes, accrued deferred tax liability and extraordinary expenses). The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Fund’s portfolio.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund has not yet commenced operations. The Trustees could not consider the historical performance or the quality of services previously provided to the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 8, 2017 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and its shareholders.

85

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	HAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  The Registrant's code of ethics is reasonably described in this Form N-CSR.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short, Peter Sidebottom and Richard Stamberger, members of the
     Audit and Governance Committees, are "audit committee financial experts"
     and "independent" as such terms are defined in the instructions to Form
     N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and
     December 31, 2016, were $684,610 and $669,940, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2017 and December 31, 2016, were $543,814 and $995,033, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
         INVESTMENT COMPANIES.

(a)  Not applicable.

(b)  Not applicable.

Item 13. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 9, 2018
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 9, 2018
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 9, 2018
     ----------------